UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Preliminary Proxy Statement

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Soliciting Material under §240.14a-12

Clearway Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(l) and 0-11.

2026

Annual Meeting of Stockholders & Proxy Statement

Clearway Energy

DEFINITIVE PROXY STATEMENT
April 1, 2026
Dear Stockholder:
We are pleased to invite you to attend Clearway Energy, Inc.’s Annual Meeting of Stockholders, which will be held at 9 a.m., Eastern Time, on April 29, 2026. The Annual Meeting of Stockholders will be held in a virtual meeting format only, via live webcast on the Internet. Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.
Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. Information about voting methods is set forth in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.
On behalf of Clearway Energy, Inc., I thank you for your ongoing interest and investment in Clearway Energy, Inc. We are committed to acting in your best interests. If you have any questions with respect to voting, please call our proxy solicitor, MacKenzie Partners, Inc. at (800) 322-2885.
Sincerely,
Jonathan Bram
Chairman of the Board
THIS PROXY STATEMENT AND PROXY CARD ARE
BEING DISTRIBUTED ON OR ABOUT APRIL 1, 2026.

Clearway Energy, Inc.
300 Carnegie Center, Suite 300, Princeton, New Jersey 08540
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
When: Wednesday, April 29, 2026, 9:00 a.m., Eastern Time
Where: Virtual via live webcast on the Internet at www.virtualshareholdermeeting.com/CWEN2026. No physical meeting will be held.
We are pleased to invite you to join our Board of Directors and senior leadership at the Clearway Energy, Inc. 2026 Annual Meeting of Stockholders.
ITEMS OF BUSINESS:
1.
To elect eleven directors.

2.
To approve, on a non-binding advisory basis, Clearway Energy, Inc.’s executive compensation.

3.
To ratify the appointment of PricewaterhouseCoopers LLP as Clearway Energy, Inc.’s independent registered public accounting firm for the 2026 fiscal year.

4.
To approve a Second Amended and Restated Certificate of Incorporation of Clearway Energy, Inc. (the “Amended Charter”) that would amend and restate Clearway Energy, Inc.’s Amended and Restated Certificate of Incorporation (the “Existing Charter”) to (i) provide that each share of the Company’s Class A common stock, par value $0.01 per share (the “Class A common stock”), will be convertible into one share of the Company’s Class C common stock, par value $0.01 per share (the “Class C common stock”), (ii) provide that such conversion (the “Class A Conversion”) will occur automatically at 12:01 a.m., Eastern Time, on the second business day following the filing of the Amended Charter, (iii) provide that, from and after the Class A Conversion, the Company will not have authority to issue or reissue shares of Class A common stock and certain provisions of our Existing Charter relating to the Class A common stock will have no further force or effect, (iv) reduce the total number of authorized shares of Class A common stock from 500,000,000 to 34,613,853 and (v) update certain other historical matters, in each case as described in this Proxy Statement.

5.
To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement.

RECORD DATE:
You are entitled to vote if you were a stockholder of record of our Class A, Class B, Class C or Class D common stock at the close of business on March 19, 2026.
Voting Information
HOW TO VOTE:
Even if you plan to attend the Annual Meeting virtually, please vote right away using one of the following advance voting methods. Make sure to have your proxy card or voting instruction form in hand and follow the instructions in the card or form.
Via the Internet:
You may vote by using the Internet at www.proxyvote.com, 24 hours a day, 7 days a week, up until 11:59 p.m. Eastern Time on April 28, 2026.
By phone:
If you live in the United States, you may vote 24 hours a day, 7 days a week, up until 11:59 p.m. Eastern Time on April 28, 2026, by calling 1-800-690-6903 from a touch-tone phone.
By mail:
You may mark, sign, date and mail your proxy card or voting instruction card in the enclosed postage-paid, addressed envelope as soon as possible, as it must be received by the Company prior to April 29, 2026, the Annual Meeting date.
At the virtual meeting:
Stockholders of record at the close of business on March 19, 2026, or their legal proxy holders, will be able to access the Annual Meeting webcast, ask questions and vote online at www.virtualshareholdermeeting.com/CWEN2026 by entering their 16-digit control number provided on their proxy card. This website also will contain instructions to participate in the virtual Annual Meeting. Please see the Questions and Answers section beginning on page 93 for important information about participating in the virtual Annual Meeting. Additional questions may be directed to our proxy solicitor, MacKenzie Partners, Inc. at (800) 322-2885 or proxy@mackenziepartners.com.

By Order of the Board of Directors
KEVIN P. MALCARNEY
Executive Vice President, General Counsel and Corporate Secretary

2026 ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT

PROXY STATEMENT HIGHLIGHTS
This summary highlights information contained elsewhere in this proxy statement (the “Proxy Statement”). This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement before voting. For information regarding Clearway Energy, Inc.’s 2025 performance, please review Clearway Energy, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Form 10-K”).
ROADMAP OF VOTING MATTERS
Stockholders are being asked to vote on the following matters at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”):
Board Recommendation
Proposal 1. Election of Directors (page 18)
The Board of Directors (the “Board”) and the Corporate Governance, Conflicts and Nominating Committee believe that the eleven director nominees possess the necessary qualifications, attributes, skills and experience to provide advice and counsel to the Company’s management and effectively oversee the business and the long-term interests of our stockholders.	FOR each director nominee
Proposal 2. Approval, on a non-binding advisory basis, of Clearway Energy, Inc.’s executive compensation (the “Say on Pay Proposal”) (page 27)
The Company seeks a non-binding advisory vote to approve the compensation of its named executive officers (the “NEOs”) as described in the Compensation Discussion and Analysis (the “CD&A”) beginning on page 61 and the compensation tables and respective narrative discussion. The Board values stockholders’ opinions, and the Compensation Committee will take into account the outcome of the Say on Pay Proposal when considering future executive compensation decisions.	FOR
Proposal 3. Ratification of the appointment of PricewaterhouseCoopers LLP as Clearway Energy, Inc.’s independent registered public accounting firm for the 2026 fiscal year (the “Ratification of PricewaterhouseCoopers LLP’s Appointment Proposal”) (page 28)
The Audit Committee and the Board believe that the retention of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year is in the best interests of the Company and its stockholders. As a matter of good corporate governance, stockholders are being asked to ratify the Audit Committee’s selection of PricewaterhouseCoopers LLP.	FOR
Proposal 4. Approval of the Second Amended and Restated Certificate of Incorporation of Clearway Energy, Inc. (the “Charter Amendment Proposal”) (page 30)
The Board seeks approval of the Amended Charter, which would amend and restate the Existing Charter to (i) provide that each share of Class A common stock will be convertible into one share of Class C common stock, (ii) provide that the Class A Conversion will occur automatically at 12:01 a.m., Eastern Time, on the second business day following the filing of the Amended Charter, (iii) provide that, from and after the Class A Conversion, the Company will not have authority to issue or reissue shares of Class A common stock and certain provisions of our Existing Charter relating to the Class A common stock will have no further force or effect, (iv) reduce the total number of authorized shares of Class A common stock from 500,000,000 to 34,613,853 and (v) update certain other historical matters, in each case as described in this Proxy Statement.	FOR

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION
This Proxy Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The words “believes,” “projects,” “anticipates,” “plans,” “expects,” “intends,” “estimates” and similar expressions are intended to identify forward-looking statements. Forward-looking statements include statements about the potential or anticipated benefits or effects of the Charter Amendment Proposal or the Class A Conversion, the tax consequences of the Class A Conversion and other statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions and future performance and condition. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance and achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These factors, risks and uncertainties include the factors described under Item 1A — Risk Factors in Part I of the 2025 Form 10-K, as well as the following:
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The Company’s ability to maintain and grow its quarterly dividend;

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Potential risks related to the Company’s relationships with Clearway Energy Group LLC (“CEG”) and its owners;

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The Company’s ability to successfully identify, evaluate and consummate investment opportunities, as well as acquisitions from, and dispositions to, third parties;

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The Company’s ability to acquire assets from CEG;

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The Company’s ability to borrow additional funds and access capital markets, as well as the Company’s substantial indebtedness and the possibility that the Company may incur additional indebtedness going forward;

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Changes in law, including judicial decisions;

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Hazards customary to the power production industry and power generation operations such as fuel and electricity price volatility, unusual weather conditions (including wind and solar conditions), catastrophic weather-related or other damage to facilities, unscheduled generation outages, maintenance or repairs, unanticipated changes to fuel supply costs or availability due to higher demand, shortages, transportation problems or other developments, environmental incidents, or electric transmission or gas pipeline system constraints and the possibility that the Company may not have adequate insurance to cover losses as a result of such hazards;

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The Company’s ability to operate its businesses efficiently, manage maintenance capital expenditures and costs effectively, and generate earnings and cash flows from its asset-based businesses in relation to its debt and other obligations;

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The willingness and ability of counterparties to the Company’s offtake agreements to fulfill their obligations under such agreements;

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The Company’s ability to enter into contracts to sell power and procure fuel on acceptable terms and prices;

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Government regulation, including compliance with regulatory requirements and changes in market rules, rates, tariffs and environmental laws;

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Operating and financial restrictions placed on the Company that are contained in the facility-level debt facilities and other agreements of certain subsidiaries and facility-level subsidiaries generally, in the Clearway Energy Operating LLC amended and restated revolving credit facility and in the indentures governing our senior notes; and

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Cyber terrorism and inadequate cybersecurity, or the occurrence of a catastrophic loss and the possibility that the Company may not have adequate insurance to cover losses resulting from such hazards or the inability of the Company’s insurers to provide coverage.

Forward-looking statements speak only as of the date they were made, and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors that could cause the Company’s actual results to differ materially from those contemplated in any forward-looking statements included in this Proxy Statement should not be construed as exhaustive.
CORPORATE GOVERNANCE HIGHLIGHTS
We are committed to maintaining high standards of corporate governance, which promote the long-term interests of our stockholders, strengthen Board and management accountability and help build public trust in the Company. The “Governance of the Company” section beginning on page 6 describes our corporate governance framework, which includes the following highlights:

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Separate Chairman and Chief Executive Officer

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11 director nominees

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4 independent director nominees

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Risk oversight by full Board and committees

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Annual self-evaluation of full Board and each committee

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Lead Independent Director

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Independent audit and governance committees

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Regular executive sessions of independent directors

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Anti-hedging and anti-pledging policies

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Director orientation and continuing education program

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Engagement on and oversight of environmental, social and governance (“ESG”) matters

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Board Diversity Policy

DIRECTOR NOMINEES
Name, Primary Occupation	Age	Director Since	Independent	Other Public Company Boards	Committee Memberships(1)
					A	C	GCN	ERM
Nathaniel Anschuetz Partner at Global Infrastructure Partners	38	2018	NO	0				✓
Jonathan Bram Chairman of the Board of the Company, Founding Partner at Global Infrastructure Partners	60	2018	NO	0		✓
Craig Cornelius President and Chief Executive Officer of the Company	46	2024	NO	1
Brian R. Ford(2) Former Chief Executive Officer of Washington Philadelphia Partners, LP	77	2013	YES	1	★	✓	✓
Paige Goodwin Vice President – U.S. Renewables Portfolio for TotalEnergies	41	2025	NO	0				✓
Olivier Jouny
Senior Vice President for TotalEnergies Renewables	45	2024	NO	0		✓
Jennifer Lowry Former Vice President of Risk, Treasury and Corporate Finance for McCormick & Company, Inc.	57	2022	YES	2	✓	✓	✓	★
Bruce MacLennan Partner at Global Infrastructure Partners	59	2018	NO	0
Daniel B. More Senior Advisor at Guggenheim Securities	69	2019	YES	1	✓	✓	★
E. Stanley O’Neal Former Chairman of the Board and Chief Executive Officer of Merrill Lynch & Co.	74	2018	YES	2	✓	★
Marc-Antoine Pignon Chief Executive Officer of TotalEnergies Renewables USA	41	2024	NO	0

(1)
★ Chair ✓ Member

A = Audit Committee; C = Compensation Committee; GCN = Corporate Governance, Conflicts and Nominating Committee; ERM = Energy Risk Management Committee
(2)
Lead Independent Director

QUESTIONS AND ANSWERS
Please see the Questions and Answers section beginning on page 93 for important information about the proxy materials, voting and the Annual Meeting. Additional questions may be directed to our proxy solicitor, MacKenzie Partners, Inc. at (800) 322-2885 or proxy@mackenziepartners.com.
LEARN MORE ABOUT OUR COMPANY
You can learn more about the Company and view our governance materials and much more by visiting the “Corporate Governance” section of our website, www.clearwayenergy.com.
Please also visit our Annual Meeting website at www.proxyvote.com to easily access the Company’s proxy materials and vote through the Internet.

PROXY STATEMENT
We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of Clearway Energy, Inc. for the Annual Meeting and for any adjournment or postponement of the Annual Meeting. The Annual Meeting will be held Wednesday, April 29, 2026, at 9 a.m., Eastern Time. The Annual Meeting will be held in a virtual meeting format only, via live webcast on the Internet. In this Proxy Statement, “we,” “us,” “our,” “Clearway Energy,” “Clearway,” “CWEN” and the “Company” refer to Clearway Energy, Inc.
You are receiving this Proxy Statement because you own shares of our Class A, Class B, Class C or Class D common stock, par value $0.01 per share, that entitle you to vote at the Annual Meeting. By use of a proxy, you can vote whether or not you attend the Annual Meeting. The Proxy Statement describes the matters on which we would like you to vote and provides information on those matters.
Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to be held on Wednesday, April 29, 2026
Each of the Notice of Annual Meeting, this Proxy Statement and our 2025 Form 10-K is available at www.proxyvote.com. If you would like to receive, without charge, a paper copy of our 2025 Form 10-K, including the financial statements and the financial statement schedules, please send your request to Investor Relations, 300 Carnegie Center, Suite 300, Princeton, New Jersey 08540.
GOVERNANCE OF THE COMPANY
CORPORATE GOVERNANCE GUIDELINES AND CHARTERS
The Board has adopted Corporate Governance Guidelines (the “Guidelines”) that, along with the Existing Charter, the Fourth Amended and Restated Bylaws (the “Bylaws”) and the written charters of the committees of the Board (the “Committees”), provide the framework for the governance of the Company. The Board’s Corporate Governance, Conflicts and Nominating Committee is responsible for periodically reviewing the Guidelines and recommending any proposed changes to the Board for approval. The Guidelines are available on the Corporate Governance section of the Company’s website at www.clearwayenergy.com, along with the written charters of all of the Committees and the Company’s Code of Business Conduct and Ethics (the “Code of Conduct”). The Guidelines, the charters of all of the Committees and the Code of Conduct are also available in print to any stockholder upon request. Stockholders who desire to receive such items in print may request them from the Company’s Corporate Secretary by writing to Clearway Energy, Inc., 300 Carnegie Center, Suite 300, Princeton, New Jersey 08540.
CONTROLLED COMPANY
CEG, which is equally owned by TotalEnergies SE (“TotalEnergies”) and funds comprising Global Infrastructure Partners III (“GIP”) (an indirect subsidiary of BlackRock, Inc.), controls more than 50% of the combined voting power of our common stock and has the voting power to elect the members of our Board. Thus, for purposes of the New York Stock Exchange (“NYSE”) rules, we are a “controlled company.” Controlled companies under those rules are companies of which more than 50% of the voting power for the election of directors is held by an individual, a group or another company. As a controlled company, we may take advantage of certain exemptions from corporate governance requirements provided in the NYSE rules. Specifically, we are not required to have (a) a majority of our Board consisting of independent directors, (b) a nominating/corporate governance committee composed entirely of independent directors, (c) a compensation committee composed entirely of independent directors or (d) an annual performance evaluation of the nominating/corporate governance and compensation committees. Therefore, our stockholders may not have the same protections afforded to stockholders of companies that are subject to all of the applicable NYSE rules.
We currently avail ourselves of the majority of independent directors exemption and the entirely independent compensation committee exemption. However, we have elected to have a Corporate Governance, Conflicts and Nominating Committee consisting entirely of independent directors and we conduct an annual performance evaluation of each Committee. The controlled company exemption does not modify the independence requirements for the Audit Committee, and we comply with the requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the NYSE rules, which require that our Audit Committee be composed of at least three members, all of whom are independent.
BOARD STRUCTURE AND LEADERSHIP

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Chairman of the Board: Jonathan Bram

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Number of directors: 11

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Number of regular meetings in 2025: 5

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Number of special meetings in 2025: 2

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Annual election of directors

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Separate Chairman and Chief Executive Officer

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Lead Independent Director: Brian R. Ford

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Regular executive sessions of independent directors

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Audit and Corporate Governance, Conflicts and Nominating Committees composed of all independent directors

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Active engagement by all directors

Our Board is responsible for, among other things, overseeing the conduct of our business, reviewing and, where appropriate, approving our long-term strategic, financial and organizational goals and plans, and reviewing the performance of our Chief Executive Officer (the “CEO”) and any other members of senior management. Our Board conducts an annual self-evaluation, which includes a review of any areas in which the Board or management believes the Board can make a better contribution to our corporate governance, as well as a review of the committee structure and an assessment of the Board’s compliance with corporate governance principles. In fulfilling the Board responsibilities, directors have full access to our management and independent advisors.
During the 2025 fiscal year, all incumbent directors attended at least 75% of the meetings of the Board and Committees on which they served in 2025, other than Olivier Jouny due to pre-existing scheduling conflicts when he was appointed to the Board. Non-management directors meet in executive session regularly following Board meetings. Directors are encouraged to attend the annual meetings of stockholders. 9 of the 11 directors who served as such at the time of the meeting attended the 2025 Annual Meeting of Stockholders.
As stated in the Guidelines, the Board understands that there is no single, generally accepted approach to providing Board leadership and that it is in the best interests of the Company for the Board to make a determination regarding whether or not to separate the roles of Chairman and CEO based upon the present circumstances. Currently, Jonathan Bram, a non-executive director and Founding Partner at GIP, our shared majority voting stockholder, serves as Chairman of the Board. Irrespective of the Company’s current practice, the Board believes that an effective board leadership structure is highly dependent on the experience, skills and personal interaction between persons in leadership roles. Although our Board believes that the separation of the Chairman and CEO roles is appropriate under current circumstances, it will continue to review this issue periodically to determine whether, based on the relevant facts and circumstances, the combination of these offices would serve the Company’s best interests and the best interests of its stockholders.
Our President and CEO, Mr. Cornelius, and the Chairman, Mr. Bram, work together in complementary roles. Mr. Cornelius focuses on the day-to-day operations of the Company and establishes the Company’s strategic plan. Mr. Bram leads the Board’s responsibilities for reviewing, approving and monitoring fundamental financial and business strategies and major corporate actions, assessing major risks facing the Company and management, and he presides over the Board and its Committees as they perform their oversight functions. The Board believes that these complementary roles provide the appropriate governance structure for the Company.
When the Chairman is a director affiliated with GIP, TotalEnergies or a member of Company management, or when the independent directors determine that it is in the best interests of the Company, the independent directors will annually appoint from among themselves a Lead Independent Director. Mr. Ford is currently the Lead Independent Director. As Lead Independent Director, Mr. Ford coordinates the activities of the independent directors and is authorized to call meetings of the independent directors, chairs executive sessions of the independent directors, and performs the other duties either specified in the Guidelines or as assigned from time to time by the Board.
GOVERNANCE PRACTICES
The Board has taken a proactive approach in applying leading governance practices. As described in the Guidelines, the Board follows a series of governance practices that it believes foster effective Board oversight and accountability to you, our stockholders. These practices include:
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succession planning for the CEO and other senior management;

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annual performance evaluations of the Board and each of its standing Committees, as well as periodic peer review for individual directors;

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director orientation and continuing education programs, including Company site visits and meetings with key management designed to familiarize new directors with the Company’s business, operations, finances and governance practices; and

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access to and engagement of outside advisors and consultants to assist the Board and the Committees in the performance of their duties, as appropriate.

RISK OVERSIGHT
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The Board has responsibility for overall risk oversight of the Company.

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The Audit Committee oversees financial risks.

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The Compensation Committee oversees risks related to compensation policies and practices.

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The Corporate Governance, Conflicts and Nominating Committee oversees risks related to governance practices, including ESG-related matters, conflicts of interest or changes of control and related person transactions.

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The Energy Risk Management Committee oversees risks related to the marketing and trading of fuel, transportation, energy and related products and services.

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Risk oversight includes understanding the material risks to the business and what steps management is taking or should be taking to manage those risks, as well as understanding and determining the appropriate risk appetite for the Company.

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To define the Company’s risk appetite, the Board reviews and approves the annual business plan, budget and long-term plan, strategic initiatives, individual development projects, capital raising, acquisitions and divestitures, and capital allocation plan.

Other than the Energy Risk Management Committee, the Board does not have a separate risk committee, but instead believes that the entire Board is responsible for overseeing the Company’s risk management with the assistance of management and the Committees. The Board performs its risk oversight function in several ways. The Board monitors, reviews and reacts to strategic and corporate risks through reports by management and Committees. The Chair of each Committee regularly reports to the Board on all matters reviewed by his or her Committee, thereby providing the full Board with the opportunity to identify and discuss any risk-related issues or to request additional information from management or the Committees that may assist the Board in its risk oversight role. To this end, risk-related issues presented to each Committee are routinely presented to the full Board to ensure proper oversight.
With the full Board providing the top level of risk oversight, the Committees have a more specific risk oversight role for matters that fall under their purview. The Audit Committee considers the Company’s policies with respect to risk assessment and risk management. The Audit Committee also oversees financial risks, which includes reviewing the effectiveness of our internal controls, conducting a detailed review of the financial portions of the Company’s SEC reports, approving the independent auditor and the annual audit plan, and receiving and considering periodic reports from the Company’s independent auditor, the Company’s internal auditor and the Company’s corporate compliance officer. In addition, the Audit Committee oversees risks related to information technology systems and cybersecurity matters.

The Compensation Committee oversees risks related to our compensation policies and practices with input from management, and reviews the Company’s compensation policies and practices to determine whether they subject the Company to unnecessary risk. As a result of the review, management and the Compensation Committee have concluded that the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.
The Corporate Governance, Conflicts and Nominating Committee oversees risks related to our governance practices, including but not limited to Board and Committee membership and Board effectiveness, as well as risks related to perceived conflicts of interest or changes of control and acquisitions from, and agreements that we have in place with, CEG, and its affiliates, and other related person transactions. The Corporate Governance, Conflicts and Nominating Committee is also responsible for reviewing and assessing risks from ESG-related matters.
The Energy Risk Management Committee oversees risks related to management’s process for the identification, evaluation and mitigation of risks related to our marketing and trading of fuel, transportation, energy and related products and services.
DIRECTOR NOMINEE SELECTION PROCESS
The Corporate Governance, Conflicts and Nominating Committee is responsible for identifying individuals that the Committee believes are qualified to become Board members in accordance with criteria set forth in the Guidelines. These criteria include (1) relevant knowledge, diversity of background and experience in areas including business, finance, accounting, marketing and international business and government, as well as “next-generational” experience, such as technology, cybersecurity and social communication; (2) personal qualities of leadership, character, judgment and whether the candidate possesses a reputation in the community at large of integrity, trust, respect, competence and adherence to the highest ethical standards; (3) roles and contributions valuable to the business community; and (4) whether the candidate is free of conflicts, including the candidate’s qualification as “independent” under the various standards applicable to the Board and its Committees, and has the time required for preparation, participation and attendance at meetings. The Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all Board members.
The Corporate Governance, Conflicts and Nominating Committee’s process for identifying and evaluating director nominees may also include consultation with all directors, solicitation of proposed nominees from all directors, the engagement of one or more professional search firms (if deemed appropriate), interviews with prospective nominees by the Committee (and other directors, if deemed appropriate) and recommendations regarding qualified candidates to the full Board.
In addition to the emphasis in the Guidelines on diversity of backgrounds and perspectives on the Board, the Board has adopted a formal diversity policy (the “Diversity Policy”). The Diversity Policy is driven by the Company’s view that the Board should include members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to the business of the Company. The Diversity Policy supports periodically adding new perspectives to the Board to help the Company adapt to changing business trends and affirms that this is a policy. The Corporate Governance, Conflicts and Nominating Committee seeks to achieve diversity within the Board and adheres to the Company’s philosophy of maintaining an environment free from discrimination on the basis of race, color, religion, sex, sexual orientation, gender identity, age, national origin, disability, veteran status or any protected category under applicable law. The composition of the current Board reflects diversity in business and professional experience and skills.
Stockholder-Recommended Director Candidates
The Corporate Governance, Conflicts and Nominating Committee considers nominations by stockholders who recommend candidates for election to the Board in compliance with the advance notice provisions in the Bylaws, the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and applicable securities market rules and regulations. A stockholder seeking to recommend a prospective candidate for the Committee’s consideration may do so by writing to the Corporate Secretary, at Clearway Energy, Inc., 300 Carnegie Center, Suite 300, Princeton, New Jersey 08540, and by following the requirements to submit nominees discussed under “Stockholder Proposals or Stockholder Nomination of Director to be brought at the 2027 Annual Meeting (without Inclusion in the Company’s Proxy Statement).”
Stockholder-Nominated Director Candidates
As discussed under “Requirements for Submission of Stockholder Proposals for the 2027 Annual Meeting of Stockholders,” stockholders intending to appear at the 2027 Annual Meeting in order to nominate a candidate for election by the stockholders at the meeting (in cases where the Board does not intend to nominate the candidate or where the Corporate Governance, Conflicts and Nominating Committee was not requested to consider his or her candidacy) must comply with the procedures in the Bylaws, a copy of which is available upon request to the Company’s Corporate Secretary.
BOARD COMMITTEES
The Board has the following four standing Committees:
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Audit

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Compensation

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Corporate Governance, Conflicts and Nominating

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Energy Risk Management

The membership and the functions of each Committee are described below.
Audit Committee
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Current Members: Brian R. Ford (Chair), Jennifer Lowry, Daniel B. More, E. Stanley O’Neal

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Number of meetings in 2025: 4

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Audit Committee Financial Experts: Brian R. Ford, Jennifer Lowry, Daniel B. More, E. Stanley O’Neal

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Primary Responsibilities: appoints, retains, oversees, evaluates and compensates the independent auditors; reviews the annual audited and quarterly consolidated financial statements; and reviews major issues regarding accounting principles and financial statement presentations.

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Independence: all members

The Audit Committee represents and provides assistance to the Board with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Company and its subsidiaries, including assisting the Board in its oversight of the integrity of the Company’s financial statements, compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company’s independent auditors, the performance of the Company’s internal audit function, and effectiveness of the Company’s financial risk management.
Among other things, the Audit Committee:
(1)
appoints, retains, oversees, evaluates, compensates and terminates the independent auditors;

(2)
reviews the annual audited and quarterly consolidated financial statements with management and the independent auditors;

(3)
reviews significant accounting and reporting issues, including any significant changes in the Company’s selection or application of accounting principles and recent professional or regulatory pronouncements;

(4)
reviews any major issues regarding accounting principles and financial statement presentations;

(5)
reviews earnings press releases and any financial information and earnings guidance provided to analysts and rating agencies;

(6)
reviews and pre-approves, if appropriate, all audit and permitted non-audit services provided by the independent auditors;

(7)
resolves disagreements between management and the independent auditors regarding financial reporting;

(8)
considers the adequacy and effectiveness of the Company’s internal control and reporting system, including the security for the Company’s information systems and the Company’s contingency plans in the event of a systems breakdown or cybersecurity breach;

(9)
reviews and approves the internal corporate audit staff functions and sets hiring policies for employees or former employees of the independent auditors;

(10)
reviews and concurs in the appointment, replacement and dismissal of the Chief Audit Executive and Chief Compliance Officer;

(11)
review and evaluates, and ensures the regular rotation of, the lead or coordinating audit partner;

(12)
discusses policies with respect to risk assessment and risk management, including the Company’s major financial risk exposures, the effectiveness of the Company’s system for monitoring compliance with laws and regulations and the compliance and effectiveness of risk management policies;

(13)
reviews the Company’s tax policies, any pending audits or assessments and the findings of regulatory agencies and independent auditors;

(14)
reports regularly to the Board regarding its activities and prepares and publishes required annual Committee reports;

(15)
obtains regular updates from management and Company legal counsel regarding compliance matters that may have a material adverse effect on the Company’s financial performance or reporting obligations;

(16)
discusses with management and the internal audit executive compliance by the Company and its subsidiaries with material applicable laws and regulations and the Code of Conduct;

(17)
establishes confidential and anonymous procedures for the receipt, retention and treatment of complaints and concerns regarding accounting, internal accounting controls or auditing matters;

(18)
oversees the internal audit and corporate compliance functions;

(19)
prepares the report required to be included in the Company’s proxy statement; and

(20)
annually evaluates the performance of the Audit Committee and the adequacy of its charter.

The Board has determined that all of the current Audit Committee members are independent according to the rules and regulations of the SEC and the listing standards of the NYSE with respect to audit committee membership.
Compensation Committee
•
Current Members: E. Stanley O’Neal (Chair), Jonathan Bram, Brian R. Ford, Olivier Jouny, Jennifer Lowry, Daniel B. More

•
Number of meetings in 2025: 4

•
Primary Responsibilities: oversees the Company’s overall compensation structure, policies and programs; evaluates the performance of the CEO and other senior executives against goals and objectives relevant to their compensation; and reviews the compensation of directors for service on the Board and its Committees.

•
Independence: 4 members

The Compensation Committee provides leadership and guidance to the Board regarding the Company’s overall compensation strategy, structure, policies and programs.

Among other things, the Compensation Committee:
(1)
reviews and recommends to the Board for approval annual and long-term goals and objectives relevant to the compensation of the CEO, evaluates the performance of the CEO in light of those goals and objectives, and determines, approves and recommends to the Board for approval the CEO’s compensation level based on such evaluation;

(2)
reports to the Board with respect to the Chief Financial Officer (the “CFO”), any executive or senior vice presidents and any other officer designated by the Board and compensated by the Company (other than the CEO) on (i) the review of annual and long-term goals and objectives relevant to their compensation, (ii) the evaluations of their performance in light of those goals and objectives, (iii) the determination and approval of compensation levels based on such evaluations and (iv) the review and approval of any incentive awards and opportunities, employment arrangements, severance arrangements, change-in-control provisions affecting any elements of compensation and benefits and any special or supplemental compensation and benefits;

(3)
reviews and recommends to the Board the compensation, incentive compensation and equity-based plans that are subject to Board approval;

(4)
recommends to the Board stock option and other stock incentive awards for the CEO and approves stock option and other stock incentive awards for officers other than the CEO (the CEO and other officers may not be present during voting or deliberations with respect to his or her compensation);

(5)
reviews and discusses with management the CD&A to be included in the Company’s proxy statement or annual report on Form 10-K, and based on such review and discussions, recommends to the Board that the CD&A be included in the Company’s proxy statement or annual report on Form 10-K;

(6)
reviews and oversees the Company’s overall compensation strategy, peer group, structure, policies, programs and risk profile, taking into consideration any stockholder advisory votes on the Company’s compensation practices, and assesses whether the compensation structure establishes appropriate incentives for officers, management and employees;

(7)
reviews and recommends to the Board for approval the frequency in which any stockholder advisory votes on the Company’s compensation practices will be conducted, taking into account the most recent stockholder advisory vote on the frequency thereof;

(8)
establishes, reviews and approves any changes to, and administers, the Company’s policy on recoupment of incentive compensation, including in the event of a financial restatement, misconduct or other events that could require the recoupment or forfeiture of incentive compensation;

(9)
recommends and monitors officers’ and directors’ compliance regarding any stock ownership guidelines;

(10)
reviews the compensation of directors for service on the Board and its Committees and recommends changes in compensation to the Board;

(11)
retains and terminates any adviser to assist the Compensation Committee in the performance of its duties, but only after taking into consideration all factors relevant to the adviser’s independence from management; and

(12)
annually evaluates the performance of the Compensation Committee and the adequacy of its charter.

The Compensation Committee may delegate to one or more subcommittees such power and authority as the Compensation Committee deems appropriate. No subcommittee can consist of fewer than two members, and the Compensation Committee may not delegate to a subcommittee any power or authority that is required by any law, regulation or applicable listing standard to be exercised by the Compensation Committee as a whole.

The Compensation Committee has the authority to retain, at the expense of the Company, such outside counsel, experts and other advisors as it determines appropriate to assist it in the full performance of its functions, including sole authority to retain and terminate any compensation consultant used to assist the Compensation Committee in the evaluation of directors, or, if applicable, CEO or senior executive compensation, and to approve the consultant’s fees and other retention terms. Pay Governance LLC (“Pay Governance”) served as the Compensation Committee’s independent compensation consultant for fiscal year 2025. The Compensation Committee’s independent compensation consultants, Pay Governance, worked with the Compensation Committee in connection with the director compensation, executive compensation programs and the CEO evaluation process.
The Board has determined that Mr. Ford, Ms. Lowry, Mr. More and Mr. O’Neal are independent under the listing standards of the NYSE and that they are “nonemployee directors” for purposes of Rule 16b-3 under the Exchange Act.
Corporate Governance, Conflicts and Nominating Committee
•
Current Members: Daniel B. More (Chair), Brian R. Ford, Jennifer Lowry

•
Number of meetings in 2025: 14

•
Primary Responsibilities: recommends director candidates to the Board; makes recommendations on Board and Committee structure and function and governance related matters; oversees the evaluation of the Board and Committees; reviews potential conflict transactions between the Company and any affiliated parties, including CEG, and any change of control of the Company; and reviews and makes recommendations to the Board regarding ESG matters.

•
Independence: all members

The Corporate Governance, Conflicts and Nominating Committee provides leadership and guidance to the Board and to the Company regarding matters of corporate governance, transactions involving potential conflicts of interest or changes of control, the selection and evaluation of members of the Board, the annual performance reviews of the Board and its Committees and ESG matters.
Among other things, the Corporate Governance, Conflicts and Nominating Committee:
(1)
identifies and reviews the qualifications of potential nominees to the Board and its Committees, consistent with criteria approved by the Board, including the relative experience, strength and conviction of independent directors;

(2)
assesses the contributions and independence of incumbent directors in determining whether to recommend them for re-election;

(3)
develops, periodically evaluates and oversees compliance with the Guidelines and recommends any changes to the Guidelines to the Board;

(4)
establishes and reviews procedures for the consideration of Board candidates recommended by the Company’s stockholders;

(5)
reviews and approves potential conflicts of interest between the Company and any affiliated parties, including CEG, GIP and TotalEnergies, with respect to acquisitions and dispositions of assets and other transactions;

(6)
reviews and approves Company policies and procedures with respect to related party transactions and makes amendments to such policies and procedures as it deems necessary or appropriate from time to time;

(7)
periodically reviews the Code of Conduct and approves any waiver from the Code of Conduct applicable to officers or directors;

(8)
reviews and approves strategic transactions involving the transfer of 50% or more of the voting power in the Company;

(9)
periodically reviews relationships between the Company and each director and reports the results of its review to the Board for purposes of determining whether directors satisfy applicable independence requirements;

(10)
makes recommendations to the Board concerning the structure, composition and functioning of the Board and its Committees, and periodically reviews the succession planning for directors (particularly the independent directors), including a review of the Board’s “next-generational” skills and experience in areas such as technology, cybersecurity and social communication;

(11)
recommends to the Board candidates for appointment to Committees;

(12)
reviews and assesses the channels through which the Board receives information, and the quality and timeliness of information received;

(13)
reviews and recommends to the Board retirement and other tenure policies for directors;

(14)
reviews and approves Company policies applicable to the Board, the directors and officers subject to Section 16 of the Exchange Act;

(15)
reviews and reports to the Board regarding potential conflicts of interests of directors;

(16)
recommends to the Board director candidates for the annual meeting of stockholders, and candidates to be elected by the Board as necessary to fill vacancies and newly created directorships;

(17)
oversees the evaluations of the Board, its Committees and management, and develops and recommends to the Board an annual self-evaluation process of the Board and its Committees;

(18)
monitors directorships in other public companies held by directors and senior officers of the Company;

(19)
oversees the orientation process for new directors and programs for the continuing education of directors;

(20)
periodically reviews the Company’s succession plans for the CEO and other senior management;

(21)
reviews developing trends and emerging ESG matters, as well as the Company’s strategies, activities polices and communications regarding ESG matters, and makes recommendations to the Board regarding potential actions by the Company; and

(22)
performs such other duties and responsibilities as are consistent with the purpose of the Corporate Governance, Conflicts and Nominating Committee and as the Board deems appropriate.

The Board and each of the Committees conduct annual self-evaluations to assess their effectiveness and review their charters. Individual directors are also evaluated by the Board. The Corporate Governance, Conflicts and Nominating Committee coordinates each of these annual evaluations.
The Board has determined that all of the Corporate Governance, Conflicts and Nominating Committee members are independent under the listing standards of the NYSE.
Energy Risk Management Committee
•
Current Members: Jennifer Lowry (Chair), Nathaniel Anschuetz, Paige Goodwin

•
Number of meetings in 2025: 4

•
Primary Responsibilities: oversee risks related to our marketing and trading of fuel, transportation, energy and related products and services.

•
Independence: 1 member

The Energy Risk Management Committee provides advice and assistance to the Board and to the Company to oversee risks related to management’s process for the identification, evaluation and mitigation of risks related to our marketing and trading of fuel, transportation, energy and related products and services.

Among other things, the Energy Risk Management Committee:
(1)
oversees the Company’s policies and procedures established by management to assess, monitor, manage and control the Company’s material energy risk exposures, including commodity market (including marketing and trading of fuel, transportation, energy and related products and services, and hedging of generation portfolio obligations), strategic, credit and liquidity;

(2)
advises and assists the Board in its review of the processes by which management and the combined Energy Risk Management Committee of the Company and CEG assess the Company’s exposure to risk;

(3)
reviews and approves all revisions to the Company’s Energy Risk Management Policy effecting changes to (a) approved list of commodities, products and instruments, (b) the project limits, (c) the Company’s Credit Risk Management Policy and (d) provisions explicitly stated to require Board or Committee approval to be revised;

(4)
reviews and approves any amendments to the Energy Risk Management Committee’s charter, which is reviewed annually;

(5)
reviews and approves transactions exceeding the Approval Authorities as outlined under the Company’s Energy Risk Management Policy;

(6)
assists the Audit Committee as necessary in matters related to energy risk management of the Company;

(7)
reviews and approves other matters that may be delegated by the Board or expressly noted in the Company’s Energy Risk Management Policy;

(8)
annually evaluates the performance of the Energy Risk Management Committee and the appropriateness of its charter; and

(9)
performs such other duties and responsibilities as are consistent with the purpose of the Energy Risk Management Committee and as the Board deems appropriate.

The Energy Risk Management Committee may delegate to one or more subcommittees such power and authority as the Energy Risk Management Committee deems appropriate. No subcommittee can consist of fewer than two members, and the Energy Risk Management Committee may not delegate to a subcommittee any power or authority that is required by any law, regulation or listing standard to be exercised by the Energy Risk Management Committee as a whole. The Energy Risk Management Committee has the authority to retain at the expense of the Company such outside counsel, experts and other advisors as it determines appropriate to assist it in the full performance of its functions.
CODE OF CONDUCT
Our Board has adopted a Code of Conduct that applies to all of our directors and employees, including our officers. Our Code of Conduct is available on our website. If we amend or grant a waiver of one or more of the provisions of our Code of Conduct, we intend to satisfy the requirements under Item 5.05 of Form 8-K regarding the disclosure of amendments to or waivers from provisions of our Code of Conduct that apply to our principal executive, financial and accounting officers by posting the required information on our website. Our website is not part of this Proxy Statement.
INSIDER TRADING POLICY
Our Board has adopted an insider trading policy (the “Insider Trading Policy”) governing the purchase, sale and/or other disposition of our securities by Company insiders, including our directors, officers and certain other employees identified in the Insider Trading Policy. We believe the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as applicable NYSE listing standards. A copy of the Insider Trading Policy has been filed as Exhibit 19 to the 2025 Form 10-K.

ANTI-HEDGING AND ANTI-PLEDGING POLICIES
The Company prohibits executive officers, directors and employees from directly or indirectly engaging in any kind of hedging transaction that could reduce or limit their economic risk with respect to their holdings, ownership or interest in the Company’s securities, including prepaid variable forward contracts, equity swaps, collars, puts, calls and options. The Company also prohibits executive officers, directors and employees from directly or indirectly engaging in any transaction in which the Company’s securities are being pledged.
COMMUNICATION WITH DIRECTORS
Stockholders and other interested parties may communicate with the Board by writing to the Corporate Secretary, Clearway Energy, Inc., 300 Carnegie Center, Suite 300, Princeton, New Jersey 08540. Communications intended for a specific director or directors should be addressed to their attention to the Corporate Secretary at the address provided above. Stockholders should mark the envelope containing any such communication as “Stockholder Communication with Directors” and clearly identify the intended recipient(s) of the communication. Communications received from stockholders are forwarded directly to Board members as part of the materials mailed in advance of the next scheduled Board meeting following receipt of the communications. The Board has authorized the Corporate Secretary, in his discretion, to forward communications on a more expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to the directors.
ESG AND SUSTAINABILITY
The Company is committed to engaging with its stakeholders on ESG matters in a proactive, holistic and integrated manner. The Company strives to provide recent, credible and comparable data to investors around ESG issues and to comply with ESG disclosure requirements. The Board reviews developing trends and emerging ESG matters, as well as the Company’s strategies, activities, policies and communications regarding ESG matters, and reviews and considers potential actions the Company could take regarding ESG matters.
Aligned with the Company’s strategy of owning and acquiring environmentally-sound assets, in 2025, approximately 91% of the Company’s total operating revenues were not tied to the dispatch of power generation emitting greenhouse gases. This non-greenhouse gas emitting operating revenue included renewable energy generation and grid reliability services in the Company’s Renewables & Storage segment and grid reliability services in the Company’s Flexible Generation segment at the El Segundo, Marsh Landing and Walnut Creek facilities. Excluding the Carlsbad facility, which is currently under a long-term tolling agreement whereby the Company does not control the dispatch of the facility, in 2025, approximately 97% of the Company’s total operating revenues were not tied to the dispatch of power generation emitting greenhouse gases. Also in 2025, 98% of the Company’s total generation was attributable to renewable energy and storage assets. The Company has also issued $2.7 billion of corporate green bonds under a green bond framework that applies the net proceeds to finance or refinance, in part or in full, new and existing facilities and assets meeting certain criteria focused on the supply of energy from renewable resources, including solar energy and wind energy.
Workplace safety impacts annual incentive payments to management. We monitor U.S. Occupational Safety and Health Administration (“OSHA”) recordable injuries to manage our safety performance, and awards made under our annual incentive program are negatively adjusted for any OSHA recordable injuries that occur during the year. In 2025, we had zero OSHA recordable injuries.
HUMAN CAPITAL
We depend upon personnel of CEG for the provision of asset management, administration and O&M services. For more detail regarding our relationship with CEG, see “Certain Relationships and Related Person Transactions.” In addition to the personnel of CEG, we rely on other third-party service providers in the daily operations of our facilities in the Flexible Generation segment, as well as certain renewable facilities.

We and CEG focus on attracting, developing and retaining a team of highly talented and motivated employees. CEG seeks to attract and retain employees with industry experience and relevant skills to support operations, which in certain areas requires specific professional or technical skills and experience. CEG’s programs to attract and recruit qualified candidates focus on identifying qualified candidates from a variety of backgrounds with the requisite skills and experience to bring value to us. CEG regularly conducts assessments of its compensation and benefit practices and pay levels to help ensure that staff members are compensated equitably and competitively. CEG devotes extensive resources to staff development and training, including tuition assistance for career-enhancing academic and professional programs. CEG utilizes various programs for developing and retaining employees that focus on employee engagement and belonging, as well as continuing education. Employee performance is measured in part based on goals that are aligned with our annual objectives. We recognize that our success is based on the talents and dedication of those we employ, and we are highly invested in their success.
CEG is committed to maintaining a workplace that acknowledges, encourages and values its employees as individuals. We and CEG believe that individual differences, experiences and strengths enrich the Company’s culture and help us to better understand the needs of our customers and the communities in which we operate.

PROPOSALS TO BE VOTED ON
PROPOSAL NO. 1
ELECTION OF DIRECTORS
Each of the eleven nominees for director named in this Proxy Statement has been nominated by the Board upon recommendation of the Corporate Governance, Conflicts and Nominating Committee. The persons named as proxies on the proxy card intend to vote the proxies for the election of the nominees listed below to the Board. Proxies cannot be voted for a greater number of persons than the number of nominees named. Each nominee listed below has consented to being named in this Proxy Statement and to serve as a director if elected. The biography for each nominee includes the specific experience, qualifications, attributes and skills that led the Board to conclude that the nominee should serve as a director. The Board believes that each of the directors has valuable individual skills and experiences that, taken together, provide the Company with the variety and depth of knowledge, judgment and vision necessary to provide effective oversight of the Company.
Nominees for Director
The following eleven directors are being nominated for a one-year term and will be elected annually. Each director will hold office until his or her successor has been duly elected and qualified or until the director’s earlier death, resignation or removal.

Jonathan Bram
Age: 60
Chairman of the Board
Compensation Committee
Mr. Bram has served as a director and Chairman of the Board since August 2018. Mr. Bram is a Senior Managing Director and Founding Partner at GIP, a part of BlackRock, Inc. (“BlackRock”), and serves on its Equity and Credit Investment Committees. Prior to the formation of GIP in 2006, Mr. Bram spent 15 years at Credit Suisse as a managing director in the Investment Banking Division, where he served in a variety of positions, including co-head of the Global Industrial and Services Group, chief operating officer of the Investment Banking Division, and co-head of corporate finance for the 150-person U.S. Energy Group. He has experience financing and investing in renewables companies and projects that utilize wind, solar, geothermal and hydroelectric technologies. Mr. Bram is a member of the board of directors of Zephyr Acquisition Holdings, L.P. (the indirect parent of CEG) (“Zephyr Acquisition Holdings”), Allete, Eolian, L.P. and Chile Renovables, SpA. He previously served on the boards of Terra-Gen Power, Guacolda Energy, Channelview Cogeneration and SunPower Corporation. Mr. Bram holds a B.A. in economics from Columbia College. Mr. Bram’s significant experience in investment banking for, and investments in, energy and power companies, as well as his leadership role at GIP, provide strong financial and transactional experience to the Board.

Nathaniel Anschuetz
Age: 38
Energy Risk Management Committee
Mr. Anschuetz has served as a director since August 2018. Mr. Anschuetz is a Partner at GIP, a part of BlackRock. Prior to joining GIP in 2012, Mr. Anschuetz was an Analyst in the Power & Utilities Coverage Group at Citigroup from June 2010 through June 2012. Mr. Anschuetz is also a member of the board of directors of Zephyr Acquisition Holdings and Eolian, L.P. Mr. Anschuetz served as a board member on the Board of Directors of SunPower Corporation from September 2022 to October 2024. Mr. Anschuetz graduated with cum laude honors from Columbia College in 2010 with an A.B. in Economics and Operations Research, and a concentration in Sustainable Development. Mr. Anschuetz’s financial expertise provides significant value to the Board.

Brian R. Ford
Age: 77
Lead Independent Director
Audit Committee (Chair)
Compensation Committee
Corporate Governance, Conflicts and Nominating Committee
Mr. Ford has served as a director since July 2013 and Lead Independent Director since January 2019. Mr. Ford was the Chief Executive Officer of Washington Philadelphia Partners, LP, a real estate investment company, from 2008 through 2010. He retired as a partner from Ernst & Young LLP in June 2008 where he had been employed since 1971. Mr. Ford currently serves on the board of various companies, including FS Investment Corporation portfolios, a specialty finance company that invests primarily in the debt securities of private U.S. middle-market companies, since 2013, where he also serves as the chairman of the audit committee. He also serves on the boards of Drexel University and BAYADA Home Health. From 2013 to 2020, Mr. Ford served on the board of AmeriGas Propane, Inc., where he also served as a member of its audit and corporate governance committees. Mr. Ford received his B.S. in Economics from Rutgers University. Mr. Ford’s extensive experience in accounting and public company matters provides strong financial, audit and accounting skills to the Board.

Jennifer Lowry
Age: 57
Audit Committee
Compensation Committee
Corporate Governance, Conflicts and Nominating Committee
Energy Risk Management Committee (Chair)
Ms. Lowry has served as a director since February 2022. Ms. Lowry served as Vice President of Risk, Treasury and Corporate Finance for McCormick & Company, Inc. from October 2019 through July 2021, and as Vice President of Corporate Finance from November 2016 through October 2019. From 2012 to 2016, Ms. Lowry held management positions with Exelon Corporation as Senior Vice President, Generation Company Strategy and Constellation Energy Group, Inc as Vice President and Treasurer. Prior to that, she held executive positions at companies within the electric power industry including AES Corporation and Cogentrix Energy Group, Inc. Ms. Lowry served on numerous governing committees within Constellation and Exelon and was Chair of the Maryland Zoo Board of Trustees. Ms. Lowry served on the board of Electriq Power Holdings, Inc. from August 2023 to May 2024 and served on its compensation committee. Ms. Lowry served on the board of TPI Composites, Inc. from November 2024 to May 2025. As of May 2025, she serves on the board of MGP Ingredients as chair of the audit committee. Ms. Lowry has also been a member of the board of directors of MYR Group, Inc. since 2018, and is currently chair of its Audit Committee. Ms. Lowry’s financial and energy industry experience provides significant value to the Board.

Bruce MacLennan
Age: 59
Mr. MacLennan has served as a director since August 2018. Mr. MacLennan is a Partner at GIP, a part of BlackRock, and focuses on the energy and power sectors. Prior to joining GIP at its formation in 2006, Mr. MacLennan was a Director in the Investment Banking Division of Credit Suisse. During his time at Credit Suisse, he worked in the Global Energy Group, the Global Project Finance Group and the Global Industrial and Services Group. Mr. MacLennan holds an A.B. from Harvard University and an M.B.A. from the Wharton School of the University of Pennsylvania. He is currently a member of the board of directors of Eolian, L.P. and Greenlane Infrastructure, and previously served on the boards of Competitive Power Ventures and Zephyr Acquisition Holdings. Mr. MacLennan’s significant experience in investment banking for, and investments in, energy and power companies, as well as his leadership role at GIP, provide strong financial and transactional experience to the Board.

Daniel B. More
Age: 69
Audit Committee
Compensation Committee
Corporate Governance, Conflicts and Nominating Committee (Chair)
Mr. More has served as a director since February 2019. Mr. More was a Senior Advisor with Guggenheim Securities from October 2015 until August 2025. Mr. More retired as a Managing Director and Global Head of Utility Mergers & Acquisitions of the Investment Banking Division of Morgan Stanley in 2014. He held such position since 1996. Mr. More has been an investment banker since 1978 and has specialized in the utility sector since 1986. Mr. More has served as a director of SJW Group since April 2015. He served as a director of Saeta Yield from February 2015 to June 2018 and served as a director of the New York Independent System Operator from April 2014 until February 2016. Mr. More’s extensive experience in investment banking, including capital raising and strategic initiatives, combined with experience as a director of energy industry companies, provides significant value to the Board.

E. Stanley O’Neal
Age: 74
Audit Committee
Compensation Committee (Chair)
Mr. O’Neal has served as a director since August 2018. Mr. O’Neal served as Chairman of the Board and Chief Executive Officer of Merrill Lynch & Co., Inc. until October 2007. He became Chief Executive Officer of Merrill Lynch in 2002 and was elected Chairman of the Board in 2003. Mr. O’Neal was employed with Merrill Lynch for 21 years, serving as President and Chief Operating Officer from July 2001 to December 2002; President of U.S. Private Client from February 2000 to July 2001; Chief Financial Officer from 1998 to 2000 and Executive Vice President and Co-head of Global Markets and Investment Banking from 1997 to 1998. Before joining Merrill Lynch, Mr. O’Neal was employed at General Motors Corporation where he held a number of financial positions of increasing responsibility. Mr. O’Neal is also a director and member of the nominating and governance committee of Element Solutions Inc. (formerly Platform Specialty Products Corporation), a global, diversified producer of high technology specialty chemical products and provider of technical services. Mr. O’Neal is also a director and member of the audit committee of Hut 8 Corp, a cryptocurrency mining company, which was formed in November 2023 as a merger between Hut 8 Mining Corp and U.S. Data Mining Group, Inc. Mr. O’Neal is also a member of the board of directors of Allete. Mr. O’Neal was a director of General Motors Corporation from 2001 to 2006, chairman of the board of Merrill Lynch & Co., Inc. from 2003 to 2007, a director of American Beacon Advisors, Inc. (investment advisor registered with the SEC) from 2009 to September 2012 and a director of Arconic Corp., an aluminum manufacturing company, from 2020 to 2023. Mr. O’Neal’s extensive executive experience, financial expertise and leadership skills enable him to provide unique guidance to the Board and the Company’s management team.

Craig Cornelius
Age: 46
President, CEO and Director
Mr. Cornelius has served as President and Chief Executive Officer of the Company since July 2024 and as a director since July 2024. He has been CEG’s chief executive officer since its formation through a spin-out of NRG Energy, Inc.’s (“NRG”) clean energy businesses in 2018. Previously, Mr. Cornelius was President of NRG’s renewables division. In this capacity, he oversaw origination, development, engineering and construction, operations and asset management across the company’s businesses in wind and solar power. He joined NRG in 2013 and initially led new business development for renewables, including the establishment of new market segments, acquisition of projects, and direction of process improvement initiatives. Before joining NRG, Mr. Cornelius served for five years as a Principal and then a Managing Director in the solar investing practice at Hudson Clean Energy Partners. Previously, he was the Program Manager of the U.S. Department of Energy’s Solar Energy Technologies Program, where he led the creation of the $1.5 billion Solar America Initiative. Mr. Cornelius is also a member of the board of directors of Sunrun Inc., where he also serves as a member of its audit committee and nominating, governance and sustainability committee. As President and Chief Executive Officer of the Company, Mr. Cornelius provides the Board with management’s perspective regarding the Company’s day to day operations and overall strategic plan.

Olivier Jouny
Age: 45
Compensation Committee
Mr. Jouny has served as a director since October 2024. Mr. Jouny currently serves as Senior Vice President of the Renewables division of TotalEnergies. He began his career in the Gas & Power Division of TotalEnergies, serving in marketing activities on the European gas markets and then LNG downstream developments in North & Central Americas. In 2008, he joined the Exploration & Production branch where he held several positions in Yemen, France and the Republic of Congo. He was successively Commercial Manager of Yemen LNG, Head of E&P New Ventures Economics Department and Business Development Manager of Total E&P Congo based in Pointe Noire. In September 2016, he joined the Marketing & Services branch where he was appointed Managing Director of Total Marine Fuels, TotalEnergies’ worldwide business unit in charge of bunkering activities, based in Singapore. Mr. Jouny then served as Managing Director of TotalEnergies E&P in Angola. He was, during this period, also the country chair for TotalEnergies in Angola. From January 2023 to August 2024, he was Senior Vice President of the Integrated Power division of TotalEnergies within the Gas, Renewables and Power branch, where he developed an expertise in electricity markets and flexible power generation assets. Mr. Jouny graduated as a mechanical engineer from the Mines Paris Tech. Mr. Jouny’s engineering, energy and leadership experience provides significant value to the Company’s Board.

Marc-Antoine Pignon
Age: 41
Mr. Pignon has served as a director since December 2024. Mr. Pignon currently serves as Chief Executive Officer of TotalEnergies Renewables USA. He has been employed by TotalEnergies since 2006, when he joined as an economist for upstream operations in Congo and the Middle East. Between 2008 and 2016, Mr. Pignon was successively appointed as Business Development Economist at TotalEnergies EP Norge AS, EPC Manager at TotalEnergies EP Nigeria Ltd and Head of Development & Long-Term Planning at TotalEnergies EP Australia. In 2016, he became Head of TotalEnergies Solar France, which is the French renewables arm of TotalEnergies. In 2019, he moved to the United States within SunPower Corporation and then TotalEnergies Renewables USA to lead TotalEnergies’ renewables efforts in the U.S. He served as a director on the Board of Directors of SunPower Corporation from July 2024 to November 2024. Mr. Pignon is a science and executive engineering graduate from Mines ParisTech. Mr. Pignon’s economics, engineering and leadership experience provides significant value to the Board.

Paige Goodwin
Age: 41
Energy Risk Management Committee
Ms. Goodwin has served as a director since July 2025. Ms. Goodwin currently serves as VP — U.S. Renewables Portfolio for TotalEnergies. She has been employed by TotalEnergies since 2014 and has held a variety of business and legal leadership roles, including as Senior Manager — U.S. Petrochemicals JVs and New Ventures; Assistant General Counsel — U.S. Litigation; and Assistant General Counsel — U.S. Refining & Chemicals. Prior to joining TotalEnergies, Ms. Goodwin was a litigation attorney at Baker Botts L.L.P. in Houston, Texas. Ms. Goodwin received her Juris Doctor from the University of Pennsylvania Law School, and her Bachelor of Arts from Duke University. Ms. Goodwin’s legal, energy industry and leadership experience provides significant value to the Board.

The Board recommends a vote “FOR” the election to the Board of each of the foregoing nominees. Proxies received by the Board will be voted “FOR” each of the nominees unless a contrary vote is specified.

DIRECTOR COMPENSATION
The chart below describes the compensation program established for our directors for their service as Board members, chairs of the Committees and Lead Independent Director, as applicable, in 2025. Only our independent, non-employee directors receive compensation for their services as directors, which is set by our Board based on recommendations by the Compensation Committee. Our President and CEO, Mr. Cornelius did not receive any compensation during 2025 for his service as a director, and none of the directors who are officers or employees of GIP or TotalEnergies receive compensation for their services as directors.
Compensation Element	Compensation Amount
Annual Cash Retainer	$100,000
Annual Equity Retainer	$135,000
Lead Independent Director Retainer	$30,000
Audit Committee Chair Retainer	$25,000
Compensation Committee Chair Retainer	$20,000
Corporate Governance, Conflicts and Nominating Committee Chair Retainer	$20,000
Energy Risk Management Committee Chair Retainer	$20,000
Employee or Directors Affiliated with GIP or TotalEnergies	No compensation
Our independent directors receive an annual retainer of cash and equity for their services as directors. The independent directors received $100,000 in the form of cash and $135,000 in the form of stock awards issued under our Amended and Restated 2013 Equity Incentive Plan (the “Equity Incentive Plan” or “LTIP”). Chair retainers were payable 50% in the form of cash and 50% in the form of stock awards issued under the Equity Incentive Plan. Each stock award may, pursuant to an independent director’s deferral election, be awarded as deferred stock units (“DSUs”). In addition, directors may defer the cash component of their annual retainers into additional DSUs.
Each DSU issued in 2025 was equivalent in value to one share of Class C common stock and represents the right to receive one such share of Class C common stock payable at the time elected by the director, or in the event the director does not make an election with respect to payment in a particular year, in accordance with his or her prior deferral election. In the event that a director’s service with the Company is terminated for any reason, other than cause, DSU awards are payable in accordance with such director’s deferral election. If a director’s service with the Company is terminated for cause, the award is forfeited. In connection with the grants of the DSUs, each independent director also received dividend equivalent rights (“DERs”) which become vested proportionately with the DSUs to which they relate. Each DER represents the right to receive the dividends and distributions that would have otherwise been paid with respect to a share subject to a DSU award (if such share were outstanding rather than being subject to the DSU award). Typically, accrued DERs are credited as additional shares that will be subject to the vesting and payment terms of the corresponding award of DSUs. Accordingly, DERs are intended to represent the economic value that our independent directors would otherwise receive if, as applicable, they did not elect to receive DSUs and they, instead, held the shares relating to the DSUs outright.
Similar to its competitive assessment of NEO compensation, Pay Governance, the Compensation Committee’s compensation consultant, performed a review of director compensation and stock ownership guidelines with respect to fiscal year 2025. Results of the review were shared with the Compensation Committee, which made a recommendation to increase the annual cash retainer, annual equity retainer and lead independent director retainer to the full Board for final approval. These increases were intended to provide market-competitive compensation to the applicable members of our Board.
The Compensation Committee previously implemented a stock ownership guideline for directors requiring stock ownership equal to five times the annual cash retainer fee and, as part of its competitive assessment (described above), Pay Governance confirmed this guideline with respect to fiscal year 2025 was consistent with the market (i.e., with respect to similarly situated businesses). Although directors are not required to make purchases of our common stock to meet their target ownership multiple, they are restricted from divesting any securities until such ownership multiple is attained, except to make a required tax payment, and must maintain their ownership multiple after any such transactions.
In addition, our independent directors are reimbursed for out-of-pocket expenses in connection with attending meetings of the Board or its Committees. As a general matter, we expect that in the future, any independent director will receive grants of equity-based awards upon appointment to our Board and from time to time thereafter for so long as he or she serves as a director.
Each member of our Board is indemnified for his or her actions associated with being a director to the fullest extent permitted under Delaware law. In addition, we have entered into indemnification agreements with each of our directors as well as our executive officers. The indemnification agreements provide the directors and executive officers with contractual rights to indemnification, expense advancement and reimbursement, to the fullest extent permitted under Delaware law.

Director Compensation
Fiscal Year Ended December 31, 2025
Name	Fees Earned or Paid in Cash	Stock Awards	Total
Brian R. Ford	$127,500	$162,527	$290,527
Jennifer E. Lowry	$110,000	$145,019	$255,019
Daniel B. More	$110,000	$145,019	$255,019
E. Stanley O’Neal	—	$255,022	$255,022

(1)
Reflects the grant date fair value of DSUs awarded in 2025 determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation Stock Compensation, the full amount of which is recorded as a compensation expense in the income statement for the 2025 fiscal year. For all directors, the grant date fair value of the DSUs that are payable in Class C common stock was based on the closing price of our Class C common stock on the date of grant. For all directors, the grant date fair value of the DSUs granted on June 1, 2025 for their period of service beginning on June 1, 2025 through May 31, 2026 was based on the May 30, 2025 Class C common stock closing price of $30.77.

(2)
Mr. O’Neal elected to receive the cash portion of his director compensation in the 2025 fiscal year in the form of DSUs that are payable in Class C common stock upon termination of service as a Board member.

The following table sets forth the aggregate number of stock awards (DSUs and any DERs thereon) held by each of the independent directors as of December 31, 2025. All DSUs held by the independent directors are payable upon termination of service as a Board member.
Name	Class A Stock Awards	Class C Stock Awards
Brian R. Ford	8,674	88,067
Jennifer E. Lowry	—	20,174
Daniel B. More	—	64,549
E. Stanley O’Neal	—	71,780

PROPOSAL NO. 2
APPROVAL, ON AN ADVISORY BASIS, OF THE COMPANY’S EXECUTIVE COMPENSATION
Under Section 14A of the Exchange Act, the stockholders of the Company are entitled to vote at this year’s Annual Meeting to approve the compensation of the named executive officers (“NEOs”), as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K (“Regulation S-K”) of the rules and regulations under the Securities Act of 1933, as amended (the “Securities Act”).
As described more fully in the CD&A beginning on page 61, the Company’s executive compensation program is designed to attract, retain and reward top executive talent. The intent of the Company’s compensation program is to reward the achievement of the Company’s annual goals and objectives while supporting the Company’s long-term business strategy.
This proposal, commonly known as a “say on pay” proposal, gives stockholders the opportunity to express their views on the NEOs’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the NEOs as described in this Proxy Statement. Accordingly, the Board recommends that stockholders vote in favor of the following resolution:
“RESOLVED, that the compensation paid to the NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the CD&A, compensation tables and narrative discussion, is hereby APPROVED.”
The say on pay vote is advisory and therefore not binding on the Company, the Board or the Compensation Committee. However, the Board and the Compensation Committee value the opinions of the stockholders and to the extent there is a significant number of votes against the NEO compensation as disclosed in this Proxy Statement, stockholders’ concerns will be considered and the Board and the Compensation Committee will evaluate actions necessary to address those concerns.
During the Company’s 2023 Annual Meeting of Stockholders, the Company’s stockholders approved a non-binding, advisory proposal to hold say on pay votes every year. In consideration of the results of this advisory vote, the Board has maintained its policy of providing for annual say on pay votes. Unless the Board modifies its current policy, the next say on pay vote following this vote will be held at the Company’s 2027 Annual Meeting of Stockholders.
The Board recommends a vote “FOR” the approval of the Company’s executive compensation as disclosed in this Proxy Statement. Proxies received by the Board will be voted “FOR” the approval of the Company’s executive compensation unless a contrary vote is specified.

PROPOSAL NO. 3
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE 2026 FISCAL YEAR
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit the Company’s consolidated financial statements. To execute this responsibility, the Audit Committee engages in a thorough annual evaluation of (i) the independent registered public accounting firm’s qualifications, performance and independence, (ii) whether the independent registered public accounting firm should be rotated, and (iii) the advisability and potential impact of selecting a different independent registered public accounting firm.
On May 10, 2024, the Audit Committee dismissed Ernst & Young LLP as the Company’s independent registered public accounting firm, due to the fact that Ernst & Young LLP would no longer be considered independent with respect to the Company under the rules of the SEC following the acquisition by BlackRock of all of the business and assets of Global Infrastructure Management, LLC, the investment manager of GIP, which acquisition was completed on October 1, 2024. Also on May 10, 2024, the Audit Committee appointed PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ended December 31, 2024. The dismissal of Ernst & Young LLP and the appointment of PricewaterhouseCoopers LLP became effective on August 1, 2024, the date of the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024.
The Audit Committee appointed PricewaterhouseCoopers LLP to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2026.
Ernst & Young LLP’s audit report on the consolidated financial statements of the Company and its subsidiaries as of and for the fiscal year ended December 31, 2023 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal year ended December 31, 2023, and the subsequent interim period through August 1, 2024, there were no (i) disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions under the Exchange Act) between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the consolidated financial statements of the Company for the fiscal year ended December 31, 2023, or (ii) reportable events (within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions under the Exchange Act).
During the fiscal year ended December 31, 2023, and the subsequent interim period through August 1, 2024, neither the Company, nor anyone on the Company’s behalf, consulted with PricewaterhouseCoopers LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by PricewaterhouseCoopers LLP to the Company that PricewaterhouseCoopers LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was the subject of either a disagreement (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions under the Exchange Act) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions under the Exchange Act).
In accordance with SEC rules and PricewaterhouseCoopers LLP policies, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide audit services to the Company. For lead and concurring review audit partners, the maximum number of consecutive years of service in that capacity is five years. The Audit Committee is involved in the selection of PricewaterhouseCoopers LLP’s lead audit partner.
The Audit Committee and the Board believe that the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the 2026 fiscal year is in the best interests of the Company and its stockholders. If the stockholders do not ratify the appointment of

PricewaterhouseCoopers LLP, the Audit Committee will reconsider its selection. Representatives of PricewaterhouseCoopers LLP are expected to attend the Annual Meeting where they will be available to respond to questions and, if they desire, to make a statement.
The Board recommends a vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s lead independent registered public accounting firm for the 2026 fiscal year. Proxies received by the Board will be voted “FOR” ratification unless a contrary vote is specified.

PROPOSAL NO. 4
APPROVAL OF THE SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF THE COMPANY
The Board, after the unanimous determination and recommendation of the Corporate Governance, Conflicts and Nominating Committee, has approved the Amended Charter, which would, if approved at the Annual Meeting and filed with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”), amend and restate our Existing Charter to (i) provide that, upon the filing of the Amended Charter with the Delaware Secretary of State (the “Amended Charter Filing”), each share of our Class A common stock will become convertible into one share of our Class C common stock, (ii) provide that the Class A Conversion will occur automatically at 12:01 a.m., Eastern Time, on the second business day following the Amended Charter Filing, (iii) provide that, from and after the Class A Conversion, the Company will not have authority to issue or reissue shares of Class A common stock and certain provisions of our Existing Charter relating to the Class A common stock will have no further force or effect, (iv) reduce the total number of authorized shares of Class A common stock from 500,000,000 to 34,613,853 and (v) update certain other historical matters, in each case as described below.
In accordance with the Existing Charter and the Delaware General Corporation Law (the “DGCL”), the Board is submitting the proposed Amended Charter for the approval of our stockholders, as described in more detail below.
The description of the Amended Charter in this Proxy Statement does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Amended Charter, a copy of which is attached to this Proxy Statement as Appendix A. For convenience, a copy of the Amended Charter showing the changes from the Existing Charter, with deleted text shown as strike-through and added text shown as underlined, is attached to this Proxy Statement as Appendix B.
Background of our Multi-Class Structure
We currently have four classes of common stock outstanding: Class A common stock, Class B common stock, Class C common stock and Class D common stock. Our Class A common stock and Class C common stock are listed on the NYSE and trade under the ticker symbols “CWEN.A” and “CWEN”, respectively. Holders of our Class A common stock and Class C common stock share ratably in all dividends as may be declared by the Board in respect of the outstanding common stock. The Company’s Class B common stock and Class D common stock are not publicly traded and do not receive dividends from the Company.
Holders of our Class A common stock, Class B common stock, Class C common stock and Class D common stock vote together as a single class on all matters presented to the Company’s stockholders for their vote or approval, except as otherwise required by applicable law, the Existing Charter or the listing requirements of the NYSE. Each share of Class A common stock and Class B common stock entitles the holder thereof to one vote with respect to each matter presented to the Company’s stockholders on which the holders of Class A common stock and Class B common stock, respectively, are entitled to vote. Each share of Class C common stock and Class D common stock entitles the holder thereof to 1/100th of one vote with respect to each matter presented to the Company’s stockholders on which the holders of Class C common stock and Class D common stock, respectively, are entitled to vote.
Except as expressly provided in the Existing Charter, including with respect to voting rights, shares of Class C common stock have the same rights and privileges and rank equally, share ratably and are identical in all respects to the shares of Class A common stock as to all matters, including in the event of a liquidation or in connection with a change of control of the Company.
As of March 19, 2026, the record date for the Annual Meeting, there were 34,613,853 shares of Class A common stock outstanding, 42,738,750 shares of Class B common stock outstanding, 86,290,173 shares of Class C common stock outstanding and 41,576,142 shares of Class D common stock outstanding. As of that date, (i) the outstanding Class A common stock represented approximately 16.87% of our shares, and approximately 44.02% of the total voting power, of our outstanding common stock, (ii) the outstanding

Class B common stock represented approximately 20.83% of our shares, and approximately 54.35% of the total voting power, of our outstanding common stock, (iii) the outstanding Class C common stock represented approximately 42.05% of our shares, and approximately 1.10% of the total voting power, of our outstanding common stock and (iv) the outstanding Class D common stock represented approximately 20.26% of our shares, and approximately 0.53% of the total voting power, of our outstanding common stock.
Considerations and Purpose of the Amended Charter
Historically, the price of our Class A common stock on the NYSE has generally been below the price of our Class C common stock, despite the greater voting powers of our Class A common stock and the otherwise identical rights of the two classes. From January 1, 2020 to March 9, 2026, the discount ranged from a low of approximately 2.3% to a high of approximately 9.1%, with an average discount of approximately 6.5% during that timeframe. On March 9, 2026, the day on which we first publicly announced the Board’s approval of the Amended Charter, the last reported sales price of our Class A common stock on the NYSE was $35.57 per share and the last reported sales price of our Class C common stock on the NYSE was $37.94 per share. In addition, the average daily trading volume of our Class A common stock has generally been significantly lower than that of our Class C common stock. We believe that the resulting lower liquidity of the Class A common stock is primarily responsible for the price disparity between the two classes.
Considerations Involving the Amended Charter.   The Company’s dual-class public trading structure was established in May 2015, when the Company was majority owned by NRG, generally in order to issue shares of Class C common stock as consideration for acquisitions, as the settlement for equity incentives and for raising funds, in each case, while minimizing the voting dilution of existing stockholders, including NRG. In August 2018, NRG transferred the majority interest in the Company to CEG and subsequently sold all of its interests in CEG to an affiliate of GIP. Soon after such transaction, in 2019, the Company began receiving feedback from investors regarding the complexity of the multi-class common stock structure and the desire to simplify the structure into a single class of publicly traded common stock.
In light of the trading price disparity between our Class A common stock and Class C common stock, and feedback from investors, analysts and others, the Company’s management has explored various alternatives relating to a consolidation of the Class A common stock and Class C common stock since 2020. In early 2025, the Board and the Company’s management increased the Company’s focus on potential alternatives with respect to such consolidation and continued to discuss these alternatives, including the applicable tax and regulatory implications, throughout 2025 and 2026. In early March 2026, the Company’s management presented to the Board for its final approval the potential Amended Charter and the Class A Conversion. The Corporate Governance, Conflicts and Nominating Committee and the full Board considered the fairness of the proposed Class A Conversion to each class of stockholders, including consideration of the historically lesser trading price of the Class A common stock as compared to the Class C common stock, the expected improvement in the liquidity position of the Class C common stock and all holders of both classes of common stock in the event of the Class A Conversion, and the increase in the relative voting rights of holders of the Class C common stock as a result of the Class A Conversion, via elimination of the superior voting rights of the Class A common stock. Furthermore, the Corporate Governance, Conflicts and Nominating Committee and the full Board considered the expected benefits of eliminating investor confusion and the resulting management distraction regarding the dual-class public trading structure and the trading price disparity, as well as the reduction of administrative expenses resulting from the dual-class trading structure.
The foregoing discussion of information considered by the Corporate Governance, Conflicts and Nominating Committee and the full Board in determining to authorize and recommend approval of the Amended Charter and the Class A Conversion is not intended to be exhaustive but includes the material factors considered by the Corporate Governance, Conflicts and Nominating Committee and the full Board in making this decision. In view of the wide variety of factors considered and the complexity of these matters, the Corporate Governance, Conflicts and Nominating Committee and the full Board did not consider it practicable to, nor did they attempt to quantify, rank or otherwise assign relative weights to the specific factors they considered in reaching their decisions.
Purpose of the Amended Charter.   We believe that the current price for our Class A common stock does not reflect the intrinsic value of the Company and that the Class A Conversion, as described in this proposal, would enhance our financial flexibility, simplify our capital structure and improve the aggregate trading liquidity of our capital stock. We believe that the Amended Charter and the Class A Conversion would be beneficial to the Company for the following reasons:
•
The Class A Conversion would simplify our capital structure and increase the public float of our Class C common stock. A simplified capital structure with a larger public float for our Class C common stock may be more attractive to a broader set of investors, including institutional investors who may prefer the clarity of a single class of publicly traded common stock.

•
The Class A Conversion would increase the number of shares of Class C common stock outstanding, which we believe would also increase the trading volume of the Class C common stock, improving trading liquidity for investors.

•
The Class A Conversion would eliminate the disparity in trading prices between our Class A common stock and Class C common stock.

While we believe the Amended Charter and the Class A Conversion would provide benefits to the Company and our stockholders, we cannot guarantee that the benefits of a simplified capital structure will be accomplished to the extent and in the manner we currently expect, if at all.
The Proposed Amendments
If approved at the Annual Meeting and filed with the Delaware Secretary of State, the Amended Charter would amend and restate the Existing Charter to:
•
provide that, upon the Amended Charter Filing, each share of our Class A common stock will become convertible into one fully paid and nonassessable share of Class C common stock;

•
provide that the Class A Conversion will occur automatically, without further action on the part of the Company or any holder of Class A common stock, at 12:01 a.m., Eastern Time, on the second business day following the Amended Charter Filing;

•
provide that, from and after the Class A Conversion, the Company will not have authority to issue or reissue shares of Class A common stock;

•
provide that, upon the Class A Conversion, certain provisions relating to the Class A common stock will be deemed to have no further force or effect, including provisions defining the rights of holders of shares of Class A common stock (including provisions regarding voting rights, dividends and distributions and the transferability of Class A common stock) and obsolete provisions pertaining to certain rights of holders of shares of Class C common stock in relation to the Class A common stock;

•
reduce the total number of authorized shares of Class A common stock from 500,000,000 to 34,613,853 (which reduction is intended to allow the Company to make additional filings with the Delaware Secretary of State following the Class A Conversion to eliminate all references to the Class A common stock in the Amended Charter, as further described in “— Additional Filings with the Delaware Secretary of State” below);

•
revise certain references to the Exchange Agreement to reflect the terms of the Amended Exchange Agreement (as defined below) proposed to be executed prior to the Annual Meeting in anticipation of the Amended Charter, as further described in “— Amended Exchange Agreement” below; and

•
effect certain other non-substantive amendments to the Existing Charter, including ministerial and conforming changes.

Certain Effects of the Amended Charter and the Class A Conversion
Following the Amended Charter Filing, each share of our Class A common stock will become convertible into one new share of Class C common stock. The Class A Conversion will occur automatically at 12:01 a.m., Eastern Time, on the second business day following the Amended Charter Filing. The Amended Charter and the Class A Conversion will have the following effects, among others, on the holders of our common stock:

Voting Power
Holders of shares of our Class A common stock are currently entitled to cast one vote per share with respect to each matter presented to the Company’s stockholders on which the holders of Class A common stock are entitled to vote. Following the Class A Conversion, such holders will hold shares of Class C common stock and, accordingly, will be entitled to cast 1/100th of one vote per share with respect to each matter presented to the Company’s stockholders on which the holders of Class C common stock are entitled to vote. Neither the Amended Charter nor the Class A Conversion will have any impact on the voting rights of our Class B common stock, Class C common stock or Class D common stock.
Following the Class A Conversion, and after giving effect to the terms of the Voting Trust Agreement (as defined below), assuming the same number of outstanding shares of common stock as on March 19, 2026, (i) the outstanding Class B common stock would represent approximately 39.37% of the total voting power of our outstanding common stock, (ii) the outstanding Class C common stock would represent approximately 45.12% of the total voting power of our outstanding common stock (with holders of formerly outstanding shares of Class A common stock holding approximately 12.92% of the total voting power of our outstanding common stock) and (iii) the outstanding Class D common stock would represent approximately 15.52% of the total voting power of our outstanding common stock.
Economic Interests
Neither the Amended Charter nor the Class A Conversion will have any impact on the economic interests of holders of our common stock, including with regard to dividends and liquidation rights. Because both our Class A common stock and Class C common stock are entitled to receive dividends as and when declared by the Board, following the Class A Conversion, holders of our Class A common stock whose shares are converted to shares of Class C common stock will remain eligible to receive any dividends declared by the Board on the same basis on which they would have received dividends had the Class A Conversion not occurred.
Capitalization
The Amended Charter will have no impact on the total issued and outstanding shares of common stock. Additionally, under our Existing Charter, we are authorized to issue 500,000,000 shares of Class A common stock, 500,000,000 shares of Class B common stock, 1,000,000,000 shares of Class C common stock, 1,000,000,000 shares of Class D common stock and 10,000,000 shares of preferred stock. The Amended Charter will provide that, from and after the Class A Conversion, (i) the Company will not have authority to issue or reissue shares of Class A common stock, (ii) the total number of authorized shares of Class A common stock will be reduced from 500,000,000 to 34,613,853 and (iii) the total number of authorized shares of common stock will be reduced from 3,010,000,000 shares to 2,544,613,853 shares (which reduction is intended to allow the Company to make additional filings with the Delaware Secretary of State following the Class A Conversion to eliminate all references to the Class A common stock in the Amended Charter, as further described in “— Additional Filings with the Delaware Secretary of State” below). However, neither the Amended Charter nor the Class A Conversion will have any impact on the number of authorized shares of Class B common stock, Class C common stock, Class D common stock or preferred stock.
NYSE Listing
Following the Class A Conversion, our Class A common stock, trading symbol “CWEN.A”, will be delisted from the NYSE and will no longer be traded. Our Class C common stock, including the shares of Class A common stock converted into shares of Class C common stock pursuant to the Class A Conversion, will continue to trade on the NYSE under the symbol “CWEN”.
Operations
The Class A Conversion will have no impact on our operations, except to the limited extent that we are able to realize some or all of the potential benefits from the Class A Conversion, which are described above.

Securities Act; Resale of Common Stock
We are relying on Section 3(a)(9) of the Securities Act to exempt the issuance of shares of Class C common stock resulting from the Class A Conversion from the registration requirements of the Securities Act. Under that exemption, when securities are exchanged for other securities of an issuer, the securities received assume the character of the exchanged securities for purposes of the Securities Act. Our outstanding shares of Class A common stock were issued in an offering registered, or were otherwise registered, under the Securities Act and therefore are not subject to resale restrictions (other than any shares of Class A common stock held by our affiliates or that constitute restricted securities). Accordingly, shares of Class C common stock issued as a result of the Class A Conversion may be sold in the same manner as our Class A common stock may currently be sold. Our affiliates and holders of any shares of Class A common stock that constitute restricted securities will continue to be subject to the restrictions specified in Rule 144 under the Securities Act.
We have no contract, arrangement or understanding relating to the payment of, and will not, directly or indirectly, pay any commission or other remuneration to any broker, dealer, salesperson, agent or any other person in connection with the Class A Conversion or the solicitation of proxies or votes in favor of the Charter Amendment Proposal. See “— Solicitations and Recommendations.”
Equity Incentive Plans
Upon the Class A Conversion, outstanding options, restricted stock units, performance stock units, DSUs, DERs and other equity incentive awards issued under any of our equity incentive plans that represent the right to receive, or are denominated in, shares of Class A common stock will remain unchanged, except that they will represent the right to receive, or be denominated in, shares of Class C common stock rather than shares of Class A common stock.
Interests of our Affiliates, Directors and Officers in the Class A Conversion
In considering the recommendation of the Board, you should be aware that CEG and some of our directors and executive officers may have interests in the Class A Conversion that are or may be different from, or in addition to, the interests of some or all of our public stockholders. For instance, as of March 19, 2026, (i) CEG owns 21,841 shares of Class A common stock (which amount excludes 42,738,750 Class B units of Clearway Energy LLC that are exchangeable at any time for shares of our Class A common stock) and (ii) our directors and executive officers collectively own approximately 9,765 shares of Class A common stock (which amount excludes certain DSUs and DERs that may be paid in Class A common stock). See “Stock Ownership of Directors, Named Executive Officers and Certain Beneficial Owners.”
As a result of CEG’s interest in the Class A Conversion, the Board delegated to the Corporate Governance, Conflicts and Nominating Committee, consisting of three independent directors who satisfy the requirements for independence set forth in the Charter of the Corporate Governance, Conflicts and Nominating Committee, the power and authority (i) to make such investigation of the Class A Conversion and the Voting Trust Agreement (collectively, the “Potential Transactions”), and any alternatives thereto, as the Corporate Governance, Conflicts and Nominating Committee in its sole discretion deemed necessary, appropriate or advisable, (ii) to review, evaluate and, if applicable, negotiate (or supervise and direct the negotiations with respect to) the terms and conditions of the Potential Transactions on behalf of the Company, (iii) to approve and recommend that the Board approve, or determine not to approve, any of the Potential Transactions and (iv) to take such other actions with respect to the Potential Transactions as the Corporate Governance, Conflicts and Nominating Committee determined, in its sole discretion, to be necessary or appropriate.
The Corporate Governance, Conflicts and Nominating Committee considered the fairness of the Potential Transactions to each class of stockholders, including consideration of the historically lesser trading price of the Class A common stock as compared to the Class C common stock and the expected improvement in the liquidity position of the Class C common stock and all holders of both classes of common stock in the event of the Class A Conversion. Following its consideration of a number of factors relating to the Potential Transactions, including the factors described above, the Corporate Governance,

Conflicts and Nominating Committee unanimously (i) approved the Potential Transactions and (ii) recommended to the full Board that the Board approve the Potential Transactions.
The foregoing discussion of information considered by the Corporate Governance, Conflicts and Nominating Committee in determining to authorize and recommend approval of the Potential Transactions is not intended to be exhaustive but includes the material factors considered by the Corporate Governance, Conflicts and Nominating Committee in making its decision. In view of the wide variety of factors considered and the complexity of these matters, the Corporate Governance, Conflicts and Nominating Committee did not consider it practicable to, nor did it attempt to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision.
Voting Trust Agreement
CEG beneficially owns all of our outstanding Class B common stock and Class D common stock, which represents, in the aggregate, approximately 54.88% of the combined voting power of our common stock as of March 19, 2026.
As a result of the disparity in voting rights between the Class A common stock and the Class C common stock, the Class A Conversion would, in the absence of the Voting Trust Agreement, cause the total relative voting power of CEG to increase disproportionately to the total relative voting power of all other stockholders of the Company. In order to mitigate any such disproportionate increase in CEG’s total relative voting power that may result from the Class A Conversion, CEG intends to enter into a voting trust agreement (the “Voting Trust Agreement”) with Wilmington Trust, National Association, as the voting trustee thereunder (the “Voting Trustee”), if the Amended Charter is approved at the Annual Meeting. Under the Voting Trust Agreement, CEG would, concurrently with, and contingent upon, the Class A Conversion, deposit into a voting trust (the “Voting Trust”) a number of shares (the “Voting Trust Shares”) of our Class B common stock equal to the number of shares necessary to cause the total relative voting power that CEG holds in the Company as of immediately following the Class A Conversion to equal the total relative voting power that CEG holds in the Company as of immediately prior to the Class A Conversion. Based on the number of outstanding shares of each class of common stock on March 19, 2026, and assuming such number of shares equals the number of shares of each such class of common stock outstanding immediately prior to the Class A Conversion, the number of Voting Trust Shares that would be deposited into the Voting Trust would equal 41,683,815 shares of Class B common stock.
Proportionate Voting
Under the Voting Trust Agreement, on any matter presented to the Company’s stockholders for a vote, including the election or removal of directors and any corporate action (including certain proposed change of control transactions of the Company), the Voting Trustee would be required to vote the Voting Trust Shares in the same proportion as the votes cast by all stockholders of the Company (including CEG with respect to any shares not held in the Voting Trust). For any matter subject to a vote of the holders of the same class or series of securities as any Voting Trust Shares (voting separately as a class and not together with one or more other classes or series of voting securities of the Company), the Voting Trustee would be required to vote the Voting Trust Shares corresponding to such class or series in accordance with the written direction of CEG.
Dividends and Distributions
Upon the declaration by the Company of any dividend or distribution with respect to any Voting Trust Shares, the Voting Trustee would instruct the Company to cause such dividend or distribution to be paid or delivered directly to CEG as if CEG itself held the Voting Trust Shares; provided, that any dividend or distribution paid in the form of voting securities of the Company would be retained by the Voting Trustee in the Voting Trust and would be subject to all of the terms and conditions of the Voting Trust Agreement.
Transfers
Under the Voting Trust Agreement, CEG would not be entitled to sell, transfer or otherwise dispose of any Voting Trust Shares, except in certain situations, including:

•
a transfer of Voting Trust Shares (i) in a bona fide transaction to any person that is not (a) an affiliate, subsidiary, director, officer, employee, agent or other representative of CEG or (b) a person whose ownership of Voting Trust Shares would result in CEG continuing to be deemed the “beneficial owner” (as such term is used in Rule 13d-3 under the Exchange Act) of such Voting Trust Shares (each, a “CEG Related Person”), (ii) as collateral securing a bona fide debt financing of CEG or any of its affiliates or (iii) pursuant to any foreclosure, bankruptcy or other process as a result of which any lender or agent in respect of any such debt financing takes or transfers title to any Voting Trust Shares pledged pursuant to such debt financing;

•
a transfer of Voting Trust Shares to a CEG Related Person (provided that (i) such Voting Trust Shares would be retained by the Voting Trustee in the Voting Trust and would remain subject to all of the terms and conditions of the Voting Trust Agreement and (ii) such CEG Related Person, as a condition to such transfer, agrees to be bound by the terms of the Voting Trust Agreement);

•
CEG’s election to tender any or all Voting Trust Shares in accordance with the terms of a tender offer;

•
CEG’s election to tender any or all Voting Trust Shares in accordance with the terms of an exchange offer (provided that any voting securities of the Company received in such exchange offer as consideration for such tendered Voting Trust Shares would be retained by the Voting Trustee in the Voting Trust and would be subject to all of the terms and conditions of the Voting Trust Agreement);

•
CEG’s election to exchange Class B units of Clearway Energy LLC for shares of Class C common stock under the Amended Exchange Agreement (each, a “B/C Exchange”), in which case the shares of Class C common stock issued in such B/C Exchange would be delivered directly to CEG as if CEG itself held the Voting Trust Shares;

•
any other acquisition of Voting Trust Shares by the Company or Clearway Energy LLC; or

•
any Share Release (as defined below).

Upon completion of any transfer of Voting Trust Shares permitted under the Voting Trust Agreement, such Voting Trust Shares would no longer be subject to the terms and conditions of the Voting Trust Agreement.
Notwithstanding the foregoing, under the Voting Trust Agreement, CEG would not be entitled to sell, transfer or otherwise dispose of any Voting Trust Shares to any person to the extent that such transfer, together with any other transfers of voting securities of the Company by CEG or any CEG Related Person to such person (but disregarding any other acquisition of voting securities of the Company by such person) would result in such person (and any “group” as that term is used in Rule 13d-3 under the Exchange Act) being transferred by CEG 90% or more of the total voting power of the Company (such number of voting securities that would otherwise be so transferred by CEG equal to the number of voting securities representing 90% or more of the total voting power of the Company, the “Excess Voting Securities”) that would permit such person to effect a merger of the Company pursuant to Section 253 of the DGCL. The foregoing restriction on transfers would not apply if the applicable transferee either (i) agrees to enter into an agreement substantially on the same terms and conditions as the Voting Trust Agreement with respect to the Excess Voting Securities or (ii) otherwise agrees with the Company to not cause a merger of the Company pursuant to Section 253 of the DGCL using and in reliance on the Excess Voting Securities.
Share Issuances; Share Releases
In the event the Company issues additional shares of Class C common stock (other than to CEG or a CEG Related Person) following the Class A Conversion (each such issuance, a “Class C Issuance”), CEG would be entitled to require the Voting Trustee to cause Voting Trust Shares to be released from the Voting Trust to CEG (each such release, a “Class C Issuance Share Release”) in an amount calculated pursuant to a formula set forth in the Voting Trust Agreement, which calculation would be intended to cause the total relative voting power that CEG holds in the Company as of immediately following such Class C Issuance and Class C Issuance Share Release to equal the total relative voting power that CEG would have held at such time had (i) the Class A Conversion and the Amended Charter Filing not occurred and (ii) the creation of the Voting Trust and the deposit of the initial Voting Trust Shares into the Voting Trust not occurred.

In the event that, following the Class A Conversion, the Company issues additional voting securities (other than shares of Class C common stock) (other than to CEG or a CEG Related Person) or takes any other corporate action affecting the total relative voting power that CEG holds in the Company (each such issuance or corporate action, a “Specified Corporate Action”), CEG would be entitled to require the Voting Trustee to cause Voting Trust Shares to be released from the Voting Trust to CEG (each such release, an “SCA Share Release”) in an amount that would cause the total relative voting power that CEG holds in the Company as of immediately following such Specified Corporate Action and SCA Share Release to equal the total relative voting power that CEG would have held at such time had (i) the Class A Conversion and the Amended Charter Filing not occurred and (ii) the creation of the Voting Trust and the deposit of the initial Voting Trust Shares into the Voting Trust not occurred.
In the event CEG effects a B/C Exchange following the Class A Conversion, CEG would be entitled to require the Voting Trustee to cause Voting Trust Shares to be released from the Voting Trust to CEG (each such release, a “B/C Exchange Share Release” and, together with a Class C Issuance Share Release and an SCA Share Release, each a “Share Release”) in an amount that would cause the total relative voting power that CEG holds in the Company as of immediately following such B/C Exchange and B/C Exchange Share Release to equal the total relative voting power that CEG would have held at such time had (i) the Class A Conversion and the Amended Charter Filing not occurred, (ii) the creation of the Voting Trust and the deposit of the initial Voting Trust Shares into the Voting Trust not occurred and (iii) the Class B units of Clearway Energy LLC subject to such B/C Exchange been exchanged for shares of Class A common stock rather than shares of Class C common stock.
Upon completion of any Share Release, any Voting Trust Shares so released from the Voting Trust would no longer be subject to the terms and conditions of the Voting Trust Agreement.
Term; Termination
The Voting Trust would be irrevocable by CEG and would terminate only upon the earliest to occur of (i) an event constituting a change of control of the Company, (ii) the dissolution or liquidation of the Company or (iii) the time at which no Voting Trust Shares remain in the Voting Trust.
The foregoing description of the Voting Trust Agreement does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Voting Trust Agreement, the form of which is attached to this Proxy Statement as Appendix C.
Amended Exchange Agreement
The Company is a party to a Second Amended and Restated Exchange Agreement with CEG and Clearway Energy LLC (the “Exchange Agreement”). Under the Exchange Agreement, CEG (and certain permitted assignees and permitted transferees who acquire Class B units or Class D units of Clearway Energy LLC (collectively with CEG, the “CEG Unitholders”)) may, from time to time, (i) exchange its Class B units of Clearway Energy LLC for shares of Class A common stock or (ii) exchange its Class D units of Clearway Energy LLC for shares of Class C common stock, in each case, on a one-for-one basis, subject to equitable adjustments for stock splits, stock dividends and reclassifications; provided, that, upon any exchange of Class B units of Clearway Energy LLC for shares of our Class A common stock, or any exchange of Class D units of Clearway Energy LLC for shares of our Class C common stock, a corresponding number of shares of Class B common stock or Class D common stock, as applicable, will be extinguished. As of March 19, 2026, CEG owned 42,738,750 Class B units of Clearway Energy LLC that are exchangeable at any time for shares of Class A common stock. For additional information about the Exchange Agreement, see “Certain Relationships and Related Person Transactions — Exchange Agreement.”
If our stockholders approve the Amended Charter and the Amended Charter is filed with the Delaware Secretary of State, from and after the Class A Conversion, the Company will not have authority to issue or reissue shares of Class A common stock, which will eliminate the ability of the CEG Unitholders to exchange their Class B units of Clearway Energy LLC for shares of Class A common stock. In light of these considerations, the Company, CEG and Clearway Energy LLC intend to, prior to the Annual Meeting, enter into a Third Amended and Restated Exchange Agreement (the “Amended Exchange Agreement”), pursuant to which a CEG Unitholder would be entitled to, from time to time, exchange its Class B units of

Clearway Energy LLC for shares of Class C common stock (rather than shares of Class A common stock), in each case, on a one-for-one basis, subject to equitable adjustments for stock splits, stock dividends and reclassifications; provided, that, upon any such exchange, a corresponding number of shares of Class B common stock will be extinguished. Following any execution of the Amended Exchange Agreement, the Company will file such agreement with the SEC.
Required Vote; Conditions Precedent to the Effectiveness of the Amended Charter
Adoption of this proposal requires the affirmative vote of:
(i)
66 2∕3% of the combined voting power of the shares of our common stock outstanding and entitled to vote on the proposal; and

(ii)
a majority of the voting power of the shares of our Class A common stock outstanding and entitled to vote on the proposal.

If approved by our stockholders at the Annual Meeting, the Amended Charter would become effective upon acceptance of its filing by the Delaware Secretary of State, which we expect to occur on the day following the Annual Meeting. If our stockholders do not approve this proposal, the Amended Charter will not be filed.
Additionally, the Company will not file the Amended Charter with the Delaware Secretary of State unless and until the Voting Trust Agreement has been executed by CEG and the Voting Trustee, which we expect to occur on the day following the Annual Meeting.
Furthermore, the Board reserves the right to abandon or delay the Amended Charter Filing, without further action by our stockholders, at any time before the effectiveness of the Amended Charter, even if the proposal has been approved by our stockholders and all other conditions to the adoption of this proposal and the Amended Charter Filing have been satisfied. Although the Board does not anticipate exercising its rights to abandon or delay the Amended Charter Filing, nor does it contemplate specific events that would trigger abandonment or delay, the Board will abandon or delay such filing if, in its business judgment, the Amended Charter Filing is no longer in the best interests of the Company or our stockholders. By voting in favor of the Amended Charter, you will also be expressly authorizing the Board to determine not to proceed with, and abandon, the Amended Charter if it should decide to do so.
Additional Filings with the Delaware Secretary of State
Pursuant to Section 243 of the DGCL, a corporation, by resolution of its board of directors, may retire any shares of its capital stock that are issued but are not outstanding. Whenever any such shares are retired, such shares resume the status of authorized and unissued shares of the class or series to which they belong, unless the corporation’s certificate of incorporation otherwise provides. If the corporation’s certificate of incorporation prohibits the reissuance of such shares, a certificate stating that reissuance of the shares (as part of the class or series) is prohibited, identifying the shares and reciting their retirement will be executed, acknowledged and filed with the Delaware Secretary of State and will become effective in accordance with Section 103 of the DGCL. When such certificate becomes effective, it will have the effect of amending the corporation’s certificate of incorporation so as to reduce accordingly the number of authorized shares of the class or series to which such shares belong or, if such retired shares constitute all of the authorized shares of the class or series to which they belong, of eliminating from the certificate of incorporation all references to such class or series of stock.
The Amended Charter (i) will provide that, from and after the Class A Conversion, the Company will not have authority to issue or reissue shares of Class A common stock and (ii) will reduce the total number of authorized shares of Class A common stock to 34,613,853, which is equal to the total number of shares of Class A common stock outstanding as of March 19, 2026. Accordingly, in the event the Amended Charter is approved at the Annual Meeting and filed with the Delaware Secretary of State, the Company intends to, promptly following the Class A Conversion, file with the Delaware Secretary of State (a) a certificate of retirement pursuant to Section 243 of the DGCL to retire all of the shares of Class A common stock converted in the Class A Conversion, which will also have the effect of eliminating from the Amended Charter all references to the Class A common stock, and (b) a restated certificate of incorporation of the Company that would restate the Amended Charter to reflect the elimination of all references to the Class A common stock.
Stock Certificates
From and after the Class A Conversion, physical stock certificates formerly representing shares of Class A common stock will represent an equal number of shares of Class C common stock. Following the Class A Conversion, any holder of a certificate formerly representing shares of Class A common stock may surrender such certificate to the Company at any time during normal business hours at the principal executive offices of the Company or at the office of the Company’s transfer agent, accompanied by a written request from the holder of such shares for a new certificate representing the shares of Class C common stock into which such shares were converted, and (if so required by the Company or its transfer agent) by instruments of transfer, in form satisfactory to the Company and its transfer agent, duly executed by such holder or such holder’s duly authorized attorney. The issuance of certificates for shares of Class C common stock in connection with the Class A Conversion will be made without charge to the holders of such shares for any stamp or other similar tax in respect of such issuance. However, if any such certificate is to be issued in a name other than that of the holder of the share or shares that were converted, then the holder requesting the issuance thereof must pay to the Company the amount of any tax that may be payable in respect of any transfer involved in such issuance or establish to the satisfaction of the Company that such tax has been paid or is not payable.
No Appraisal Rights
Holders of our Class A common stock will not have appraisal rights under Delaware law or under our Existing Charter or Amended Charter in connection with the Class A Conversion.
Certain Federal Income Tax Consequences
We have summarized below certain U.S. federal income tax consequences of the Class A Conversion based on the Internal Revenue Code (the “Code”). This summary does not discuss all aspects of federal income taxation that may be relevant to you in light of your individual circumstances. In addition, this summary does not address any state, local or foreign tax consequences of the Class A Conversion. This summary is included for general information purposes only and is not intended to constitute advice regarding the federal income tax consequences of the Class A Conversion. We have not and do not intend to seek any rulings from the U.S. Internal Revenue Service (the “IRS”) regarding the tax consequences of the Class A Conversion and, thus, there can be no assurance that the IRS will not take a contrary position or that such position would not be sustained by a court. Accordingly, you are urged to consult your own tax advisor with respect to the tax consequences of the Class A Conversion, including tax reporting requirements.
The Class A Conversion is intended to qualify as a recapitalization within the meaning of Section 368(a)(1)(E) of the Code and/or as an exchange described under Section 1036(a) of the Code. Assuming the Class A Conversion so qualifies:
•
no gain or loss is expected to be recognized for U.S. federal income tax purposes by holders of our Class A common stock upon the Class A Conversion;

•
a stockholder’s aggregate basis in shares of Class C common stock received in the Class A Conversion is expected to be the same as the stockholder’s aggregate basis in its Class A common stock converted pursuant to the Class A Conversion;

•
a stockholder’s holding period for Class C common stock is expected to include such stockholder’s holding period for the Class A common stock converted pursuant to the Class A Conversion, provided that each share of Class A common stock was held by such stockholder as a capital asset as defined in Section 1221 of the Code as of immediately prior to the Class A Conversion; and

•
no gain or loss is expected to be recognized for U.S. federal income tax purposes by us upon the Class A Conversion.

Solicitations and Recommendations
We have no contract, arrangement or understanding relating to the payment of, and will not, directly or indirectly, pay any commission or other remuneration to any broker, dealer, salesperson, agent or any other person in connection with the Class A Conversion or the solicitation of proxies or votes in favor of the Charter Amendment Proposal. In addition, neither our proxy solicitor, MacKenzie Partners, Inc., nor any broker, dealer, salesperson, agent or any other person is engaged or authorized to express any opinion, recommendation or judgment with respect to the relative merits and risks of the Charter Amendment Proposal or the Class A Conversion. The Board and officers of the Company, as well as employees of CEG in accordance with the services such employees perform for and on behalf of the Company pursuant to the CEG Master Services Agreement (as defined below), may solicit proxies or votes in favor of the Charter Amendment Proposal and will answer inquiries concerning the Charter Amendment Proposal and the Class A Conversion. However, no such employees will receive additional compensation for, and no such employees have been hired or appointed for the purpose of, soliciting proxies or votes in favor of the Charter Amendment Proposal or answering any such inquiries. In addition, the fees payable by us to CEG under the CEG Master Services Agreement are not contingent upon the number of proxies or votes in favor of the Charter Amendment Proposal.
Potential Exchange Offer
If our stockholders do not approve the Amended Charter, the Company intends to pursue certain transactions or other actions to cause all or a portion of the shares of our Class A common stock to no longer be outstanding, or to otherwise simplify the class structure of the Company’s capital stock, which actions may include the purchase of such shares in the open market, in privately negotiated transactions or through one or more tender or exchange offers.
In particular, the Company may commence an offer to exchange (the “Potential Exchange Offer”) any and all shares of Class A common stock tendered in the Potential Exchange Offer for shares of Class C common stock. In exchange for each share of Class A common stock properly tendered (and not validly withdrawn) in the Potential Exchange Offer, participating holders of Class A common stock would receive one share of Class C common stock. The complete terms and conditions of the Potential Exchange Offer would be set forth in an Offer to Exchange and related letter of transmittal that would be filed with the SEC under cover of Schedule TO and sent to holders of shares of Class A common stock.
There can be no assurance that the Company will complete the Potential Exchange Offer if our stockholders do not approve the Amended Charter. The Potential Exchange Offer would be subject to the satisfaction of certain conditions to be set forth in the Offer to Exchange, related letter of transmittal and other related documents that would be filed with the SEC with respect to the Potential Exchange Offer, and if any of such conditions are not satisfied or waived for the Potential Exchange Offer, the Potential Exchange Offer would not be completed. In addition, even if the Company completes the Potential Exchange Offer, the as-converted value of the Class C common stock our holders of Class A common stock would receive in connection with the Potential Exchange Offer may be less than the as-converted value they would have received had the Class A Conversion occurred.
THIS PROXY STATEMENT IS NEITHER AN OFFER TO PURCHASE NOR A SOLICITATION OF AN OFFER TO SELL ANY SHARES OF CLASS A COMMON STOCK, NOR IS IT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SHARES OF CLASS C COMMON STOCK. THIS PROXY STATEMENT IS NOT A SOLICITATION FOR ACCEPTANCE OF ANY POTENTIAL EXCHANGE OFFER. ANY POTENTIAL EXCHANGE OFFER WILL BE MADE ONLY BY, AND PURSUANT TO THE TERMS OF, THE OFFER TO EXCHANGE, LETTER OF TRANSMITTAL AND OTHER RELATED DOCUMENTS FILED WITH THE SEC WITH RESPECT TO SUCH POTENTIAL EXCHANGE OFFER, IF APPLICABLE. NONE OF THE COMPANY, THE BOARD, ITS OFFICERS OR EMPLOYEES NOR ANY OTHER PERSON IS MAKING ANY RECOMMENDATION IN CONNECTION WITH ANY POTENTIAL EXCHANGE OFFER OR ANY SOLICITATION FOR TENDERS IN ANY POTENTIAL EXCHANGE OFFER.
The Board recommends a vote “FOR” the approval of the Amended Charter as disclosed in this Proxy Statement. Proxies received by the Board will be voted “FOR” the approval of the Amended Charter unless a contrary vote is specified.

EXECUTIVE OFFICERS
Our executive officers are elected by the Board annually to hold office until their successors are elected and qualified. The biographical information for each of the executive officers is provided below.
Craig Cornelius
Age 46
President and Chief Executive Officer
For biographical information for Craig Cornelius, see “Proposal No. 1 — Nominees for Director.”
Kevin P. Malcarney
Age 59
Executive Vice President, General Counsel and Corporate Secretary
Mr. Malcarney has served as the Company’s General Counsel, Corporate Secretary and Chief Compliance Officer since May 2018, and was promoted from Senior Vice President to Executive Vice President in January 2022. He was previously Vice President and Deputy General Counsel at NRG responsible for new businesses, mergers and acquisitions, divestitures and project financings, and managed a large team of lawyers that operated across all geographic regions and business areas of the company. Prior to NRG, Mr. Malcarney worked at two AmLaw 100 firms in Princeton, New Jersey, and Philadelphia, Pennsylvania, and handled mergers and acquisitions, project financing and general corporate matters. Mr. Malcarney received his JD/MBA from Rutgers University School of Law, Camden, and his BBA in Marketing from The Wharton School, University of Pennsylvania.
Sarah Rubenstein
Age 48
Executive Vice President and Chief Financial Officer
Ms. Rubenstein has served as Executive Vice President and Chief Financial Officer since April 2023 and previously served as Senior Vice President and Chief Accounting Officer of the Company from January 2022 to March 2023 and as Vice President, Accounting and Controller from November 2020 through December 2021, where she was responsible for providing oversight of the Company’s financial accounting and reporting functions. Ms. Rubenstein previously served as Assistant Controller of the Company from August 2018 through November 2020, where she was responsible for managing corporate accounting and financial reporting activities, and immediately prior to that, as Director of Accounting Research and Financial Reporting at NRG from August 2012 through August 2018. Ms. Rubenstein’s prior roles include Director of Finance at EPV Solar, Inc. and Senior Director of Financial Reporting at Warner Music Group. Ms. Rubenstein began her career as an auditor with PricewaterhouseCoopers.

STOCK OWNERSHIP OF DIRECTORS, NAMED EXECUTIVE OFFICERS AND
CERTAIN BENEFICIAL OWNERS
STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth information concerning beneficial ownership of the Company’s Class A and Class C common stock and combined voting power of Class A, Class B, Class C and Class D common stock for: (a) each director and the nominees for director; (b) each NEO; and (c) the directors and all executive officers as a group. The percentage of beneficial ownership is based on 34,613,853 shares of Class A common stock outstanding as of March 19, 2026 and 86,290,173 shares of Class C common stock outstanding as of March 19, 2026, and percentage of combined voting power is based on 78,631,266 votes represented by our outstanding Class A, Class B, Class C and Class D common stock in the aggregate as of March 19, 2026. The percentage of beneficial ownership and the percentage of combined voting power also include any shares that such person has the right to acquire within 60 days of March 19, 2026. Unless otherwise indicated, each person has sole voting and dispositive power with respect to the shares set forth in the following table.
The address of the beneficial owners is Clearway Energy, Inc., 300 Carnegie Center, Suite 300, Princeton, New Jersey 08540.
	Class A Common Stock		Class C Common Stock		Common Stock
Directors and Executive Officers	Number(1)	% of Class A Common Stock	Number(1)	% of Class C Common Stock	% of Combined Voting Power(2)
Jonathan Bram	—	—	—	—	—
Craig Cornelius	—(3)	*	270,326(3)	*	*
Kevin P. Malcarney	600(4)	*	74,468(4)	*	*
Sarah Rubenstein	380(5)	*	30,949(5)	*	*
Nathaniel Anschuetz	—	—	—	—	—
Brian R. Ford	8,785(6)	*	89,131(6)	*	*
Paige Goodwin	—	—	—	—	—
Olivier Jouny	—	—	—	—	—
Jennifer Lowry	—	—	21,221(7)	*	*
Bruce MacLennan	—	—	—	—	—
Daniel B. More	—	—	65,329(8)	*	*
E. Stanley O’Neal	—	—	82,647(9)	*	*
Marc-Antoine Pignon	—	—	—	—	—
All directors and executive officers as a group (13 people)	9,765(10)	*	634,071(10)	*	*

*
Less than one percent of outstanding Class A common stock, Class C common stock or combined voting power, as applicable.

(1)
The number of shares beneficially owned by each person or entity is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, each person or entity is considered the beneficial owner of any: (a) shares to which such person or entity has sole or shared voting power or dispositive power and (b) shares that such person or entity has the right to acquire within 60 days.

(2)
Represents the voting power of all of the classes of our common stock together as a single class. Each holder of Class A or Class B common stock is entitled to one vote for each share held. Each holder of Class C or Class D common stock is entitled to 1/100th of one vote for each share held. Holders of shares of our Class A, Class B, Class C and Class D common stock vote together as a single class on all matters presented to our stockholders for their vote or approval, except as otherwise provided by applicable law.

(3)
Excludes 49,185 restricted stock units (“RSUs”), 15,737 DERs and 139,891 relative performance stock units (“RPSUs”). Each RSU represents the right to receive one share of Class C common stock upon vesting. Each RPSU represents the potential to receive Class C common stock based upon the Company achieving a certain level of total shareholder return relative to the Company’s peer group over a three-year performance period. Each DER represents the right to receive the dividends and distributions that would have otherwise been paid with respect to a share subject to a RSU or RPSU award (if such share were outstanding rather than being subject to the applicable award).
(4)
Includes 560 DERs to be paid in Class C common stock. Excludes 7,182 RSUs, 5,425 DERs and 38,872 RPSUs. Each RSU represents the right to receive one share of Class C common stock upon vesting. Each RPSU represents the potential to receive Class C common stock based upon the Company achieving a certain level of total shareholder return relative to the Company’s peer group over a three-year performance period. Each DER represents the right to receive the dividends and distributions that would have otherwise been paid with respect to a share subject to a RSU or RPSU award (if such share were outstanding rather than being subject to the applicable award).

(5)
Includes 515 DERs to be paid in Class C common stock. Excludes 14,426 RSUs, 5,703 DERs and 30,369 RPSUs. Each RSU represents the right to receive one share of Class C common stock upon vesting. Each RPSU represents the potential to receive Class C common stock based upon the Company achieving a certain level of total shareholder return relative to the Company’s peer group over a three-year performance period. Each DER represents the right to receive the dividends and distributions that would have otherwise been paid with respect to a share subject to a RSU or RPSU award (if such share were outstanding rather than being subject to the applicable award).

(6)
Includes 4,547 DSUs and 4,238 outstanding DERs to be paid in Class A common stock and 62,792 DSUs and 26,339 DERs to be paid in Class C common stock, each payable in the event the director ceases to be a member of the Board. Each DSU represents the right of a participant to be paid one share of Class A common stock or Class C common stock, as applicable, at the end of a deferral period established under the award elected by the participant under the terms of an award and the tax rules applicable to nonqualified deferred compensation plans under Section 409A of the Code. DERs become vested proportionately with the DSUs to which they relate. Each DER represents the right to receive the dividends and distributions that would have otherwise been paid with respect to a share subject to a DSU award (if such share were outstanding rather than being subject to the DSU award).

(7)
Includes 17,788 DSUs and 2,630 DERs to be paid in Class C common stock, each payable in the event the director ceases to be a member of the Board. Each DSU represents the right of a participant to be paid one share of Class A common stock or Class C common stock, as applicable, at the end of a deferral period established under the award elected by the participant under the terms of an award and the tax rules applicable to nonqualified deferred compensation plans under Section 409A of the Code. DERs become vested proportionately with the DSUs to which they relate. Each DER represents the right to receive the dividends and distributions that would have otherwise been paid with respect to a share subject to a DSU award (if such share were outstanding rather than being subject to the DSU award).

(8)
Includes 50,707 DSUs and 12,045 DERs to be paid in Class C common stock, each payable in the event the director ceases to be a member of the Board. Each DSU represents the right of a participant to be paid one share of Class A common stock or Class C common stock, as applicable, at the end of a deferral period established under the award elected by the participant under the terms of an award and the tax rules applicable to nonqualified deferred compensation plans under Section 409A of the Code. DERs become vested proportionately with the DSUs to which they relate. Each DER represents the right to receive the dividends and distributions that would have otherwise been paid with respect to a share subject to a DSU award (if such share were outstanding rather than being subject to the DSU award).

(9)
Includes 58,074 DSUs and 11,709 DERs to be paid in Class C common stock, each payable in the event the director ceases to be a member of the Board. Each DSU represents the right of a participant to be paid one share of Class A common stock or Class C common stock, as applicable, at the end of a deferral period established under the award elected by the participant under the terms of an award and the tax rules applicable to nonqualified deferred compensation plans under Section 409A of the Code. DERs become vested proportionately with the DSUs to which they relate. Each DER represents the right to receive the dividends and distributions that would have otherwise been paid with respect to a share subject to a DSU award (if such share were outstanding rather than being subject to the DSU award).

(10)
Consists of the total holdings of directors and all executive officers as a group.

STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS
The following table sets forth information for each person known to the Company to own more than five percent of any class of the Company’s common stock. The information provided is as of the date of their most recent Schedule 13G or Schedule 13D filing with the SEC. For our stockholders other than the GIP Entities (as defined below), the BlackRock Advisory Entities (as defined below) and the TotalEnergies Entities (as defined below), percentage of beneficial ownership is based on 34,613,853 shares of Class A common stock outstanding as of March 19, 2026 and 86,290,173 shares of Class C common stock outstanding as of March 19, 2026, and percentage of combined voting power is based on 78,631,266 votes represented by our outstanding Class A, Class B, Class C and Class D common stock in the aggregate as of March 19, 2026. For the GIP Entities, the BlackRock Advisory Entities and the TotalEnergies Entities, percentage of beneficial ownership is based on 34,613,853 shares of Class A common stock outstanding as of March 19, 2026 and 86,290,173 shares of Class C common stock outstanding as of March 19, 2026, plus any shares exchangeable into Class A or Class C common stock within 60 days of March 19, 2026, and percentage of combined voting power is based on 78,631,266 votes represented by our outstanding Class A, Class B, Class C and Class D common stock in the aggregate as of March 19, 2026. The GIP Entities and the TotalEnergies Entities are the shared beneficial owners of our Class B and Class D common stock. Unless otherwise indicated, each person has sole voting and dispositive power with respect the shares set forth in the following table. For further information regarding material transactions between us and other related persons, see “Certain Relationships and Related Person Transactions.”
	Class A Common Stock		Class C Common Stock		Common Stock
Name of Beneficial Owner	Number(1)	% of Class A Common Stock	Number(1)	% of Class C Common Stock	% of Combined Voting Power(2)
GIP Entities and BlackRock Advisory Entities 50 Hudson Yards New York, New York 10001	42,824,670(3)	55.36%	42,556,814(3)	33.28%	55.00%(4)
TotalEnergies Entities 2, place Jean Millier La Défense 6, 92400 Courbevoie, France	42,760,591(5)	55.28%	41,743,231(5)	32.65%	54.91%(6)
Energy Income Partners 10 Wright Street Westport, Connecticut 06880	2,265,330(7)	6.54%	—	—	2.88%
BlackRock, Inc. 50 Hudson Yards New York, New York 10001	4,481,251(8)	12.95%	11,459,562(8)	13.28%	5.84%
The Vanguard Group 100 Vanguard Boulevard Malvern, Pennsylvania, 19355	4,061,716(9)	11.73%	9,568,569(9)	11.09%	5.29%
Morgan Stanley 1585 Broadway New York, New York 10036	1,828,361(10)	5.28%	—	—	2.33%
ClearBridge Investments One Madison Ave New York, New York 10010 and Level 13, 35 Clarence Street Sydney, Australia 2000	—	—	4,836,937(11)	5.61%	0.06%

	Class A Common Stock		Class C Common Stock		Common Stock
Name of Beneficial Owner	Number(1)	% of Class A Common Stock	Number(1)	% of Class C Common Stock	% of Combined Voting Power(2)
First Trust 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,773,795(12)	5.12%	—	—	2.26%

*
Less than one percent of outstanding Class A common stock, Class C common stock or combined voting power, as applicable.

(1)
The number of shares beneficially owned by each person or entity is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, each person or entity is considered the beneficial owner of any: (a) shares to which such person or entity has sole or shared voting power or dispositive power and (b) shares that such person or entity has the right to acquire within 60 days.

(2)
Represents the voting power of all of the classes of our common stock voting together as a single class. Each holder of Class A or Class B common stock is entitled to one vote for each share held. Each holder of Class C or Class D common stock is entitled to 1/100th of one vote for each share held. Holders of shares of our Class A, Class B, Class C and Class D common stock vote together as a single class on all matters presented to our stockholders for their vote or approval, except as otherwise provided by applicable law.

(3)
Such share amounts differ from the information set forth in the Schedule 13D/A filed on September 16, 2025 (the “GIP/BlackRock 13D/A”) by BlackRock Portfolio Management LLC, an indirect wholly owned subsidiary of BlackRock (“BPM”). In the GIP/BlackRock 13D/A, BPM reported that, as of September 12, 2025, (i) Global Infrastructure Investors III, LLC, Global Infrastructure GP III, L.P., GIP III Zephyr Midco Holdings, L.P., Zephyr Holdings GP, LLC, GIP III Zephyr Acquisition Partners, L.P., and CEG (collectively, the “GIP Entities”) beneficially owned 42,760,591 shares of our Class A common stock and 41,675,865 shares of our Class C common stock, (ii) certain of BlackRock’s investment adviser subsidiaries (collectively, the “BlackRock Advisory Entities”), in their capacity as investment advisers to certain client accounts of BlackRock, beneficially owned 64,079 shares of our Class A common stock and 813,583 shares of our Class C common stock and (iii) the GIP Entities and the BlackRock Advisory Entities collectively had sole voting power and sole dispositive power over 42,824,670 shares of our Class A common stock and 42,489,448 shares of our Class C common stock. Since the filing of the GIP/BlackRock 13D/A, CEG acquired 67,366 shares of our Class C common stock. The shares beneficially owned by the GIP Entities include 42,738,750 Class B units and 41,576,142 Class D units of Clearway Energy LLC held by CEG. The Class B units of Clearway Energy LLC are exchangeable for shares of our Class A common stock at any time and the Class D units are exchangeable for shares of our Class C common stock at any time. As a result, the GIP Entities may be deemed to beneficially own the shares of Class A common stock or Class C common stock for which such Class B units or Class D units of Clearway Energy LLC, as applicable, are exchangeable. GIP Entities may exchange Class B units of Clearway Energy LLC for shares of our Class A common stock and Class D units of Clearway Energy LLC for shares of our Class C common stock on a one-for-one basis, subject to equitable adjustments for stock splits, stock dividends and reclassifications in accordance with the terms of the Exchange Agreement; provided, however, upon any exchange of Class B units of Clearway Energy LLC for shares of our Class A common stock or Class D units of Clearway Energy LLC for shares of our Class C common stock, a corresponding number of shares of Class B common stock or Class D common stock, as applicable, are extinguished. For additional information, see “Certain Relationships and Related Person Transactions — Fourth Amended and Restated Limited Liability Company Agreement of Clearway Energy LLC” and “Certain Relationships and Related Person Transactions — Exchange Agreement.” The GIP Entities may be deemed to be acting as a group with the TotalEnergies Entities for purposes of Rule 13d-3 under the Exchange Act.

(4)
GIP Entities beneficially own 42,738,750 shares of our Class B common stock and 41,576,142 shares of our Class D common stock. Each holder of Class B common stock is entitled to one vote per share of Class B common stock. Each holder of our Class D common stock is entitled 1/100th of one vote per share of Class D common stock.
(5)
Such share amounts differ from the information set forth in the Schedule 13D/A filed on June 28, 2024 (the “TotalEnergies 13D/A”) by TotalEnergies SE, TotalEnergies Gestion USA SARL, TotalEnergies Holdings USA, Inc., TotalEnergies Delaware, Inc., and TotalEnergies Renewables USA, LLC (collectively, the “TotalEnergies Entities”). In the TotalEnergies 13D/A, the TotalEnergies Entities reported to beneficially own, and to have shared voting power and shared dispositive power over, 42,760,591 shares of our Class A common stock and 42,021,902 shares of our Class C common stock as of June 28, 2024. Since the filing of the TotalEnergies 13D/A, CEG acquired 333,251 shares of our Class C common stock, disposed of 611,922 shares of our Class C common stock and exchanged 385,608 Class D units of Clearway Energy LLC for 385,608 shares of our Class C common stock pursuant to the Exchange Agreement, resulting in a net acquisition by CEG of 106,937 shares of our Class C common stock. The exchange by CEG of 385,608 Class D units of Clearway Energy LLC for 385,608 shares of our Class C common stock did not affect the total number of shares of Class C common stock beneficially owned by the TotalEnergies Entities because Class D units of Clearway Energy LLC are exchangeable for shares of our Class C common stock at any time and were therefore already included in the beneficial ownership amounts reflected in the TotalEnergies 13D/A. The shares beneficially owned by the TotalEnergies Entities include 42,738,750 Class B units and 41,576,142 Class D units of Clearway Energy LLC held by CEG. The Class B units of Clearway Energy LLC are exchangeable for shares of our Class A common stock at any time and the Class D units are exchangeable for shares of our Class C common stock at any time. As a result, the TotalEnergies Entities may be deemed to beneficially own the shares of Class A common stock or Class C common stock for which such Class B units or Class D units of Clearway Energy LLC, as applicable, are exchangeable. TotalEnergies Entities may exchange Class B units of Clearway Energy LLC for shares of our Class A common stock and Class D units of Clearway Energy LLC for shares of our Class C common stock on a one-for-one basis, subject to equitable adjustments for stock splits, stock dividends and reclassifications in accordance with the terms of the Exchange Agreement; provided, however, upon any exchange of Class B units of Clearway Energy LLC for shares of our Class A common stock or Class D units of Clearway Energy LLC for shares of our Class C common stock, a corresponding number of shares of Class B common stock or Class D common stock, as applicable, are extinguished. For additional information, see “Certain Relationships and Related Person Transactions — Fourth Amended and Restated Limited Liability Company Agreement of Clearway Energy LLC” and “Certain Relationships and Related Person Transactions — Exchange Agreement.” The TotalEnergies Entities may be deemed to be acting as a group with the GIP Entities for purposes of Rule 13d-3 under the Exchange Act.

(6)
TotalEnergies Entities beneficially own 42,738,750 shares of our Class B common stock and 41,576,142 shares of our Class D common stock. Each holder of Class B common stock is entitled to one vote per share of Class B common stock. Each holder of our Class D common stock is entitled 1/100th of one vote per share of Class D common stock.

(7)
Based upon information set forth in the Schedule 13G filed on August 14, 2025 by Energy Income Partners, LLC, James Murchie, Eva Pao, Saul Ballesteros and John Tysseland (collectively, “Energy Income Partners”). Energy Income Partners has sole voting power and sole dispositive power over 658,023 shares of Class A common stock and shared voting power and shared dispositive power over 1,607,307 shares of Class A common stock.

(8)
Based upon information set forth in the Schedules 13G/A filed on July 8, 2024 and April 29, 2025 by BlackRock, Inc. (“BlackRock”). BlackRock has sole voting power over 4,317,114 shares of Class A common stock and sole dispositive power over 4,481,251 shares of Class A common stock. BlackRock has sole voting power over 11,281,709 shares of Class C common stock and sole dispositive power over 11,459,562 shares of Class C common stock.

(9)
Based upon information set forth in the Schedules 13G/A filed on February 13, 2024 by The Vanguard Group (“Vanguard”). Vanguard has shared voting power over 11,793 shares of Class A common stock, sole dispositive power over 4,026,206 shares of Class A common stock, and shared dispositive power over 35,510 shares of Class A common stock. Vanguard has shared voting power over 29,549 shares of Class C common stock, sole dispositive power over 9,452,059 shares of Class C common stock and shared dispositive power over 116,510 shares of Class C common stock.

(10)
Based upon information set forth in the Schedule 13G filed on February 17, 2015 by Morgan Stanley. Morgan Stanley has sole voting power over 1,492,155 shares of Class A common stock, shared voting power over 231,384 shares of Class A common stock and shared dispositive power over 1,596,978 shares of Class A common stock. The shares being reported on by Morgan Stanley as a parent holding company are owned, or may be deemed to be beneficially owned, by Morgan Stanley Smith Barney LLC, a wholly-owned subsidiary of Morgan Stanley and a broker dealer registered under Section 15 of the Exchange Act.

(11)
Based upon information set forth in the Schedule 13G filed on February 12, 2026 by ClearBridge Investments, LLC, ClearBridge Investments Limited and ClearBridge Investments (North America) Pty Ltd (collectively, “ClearBridge Investments”). ClearBridge Investments has sole voting power over 4,586,327 shares of Class C common stock and sole dispositive power over 4,836,937 shares of Class C common stock.

(12)
Based upon information set forth in the Schedule 13G filed on January 27, 2026 by First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation (collectively, “First Trust”). First Trust has shared voting power over 1,772,537 shares of Class A common stock and shared dispositive power over 1,773,795 shares of Class A common stock.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
RELATIONSHIP WITH CEG
CEG beneficially owns all of our outstanding Class B common stock and Class D common stock, which represents, in the aggregate, approximately 54.88% of the combined voting power of our common stock as of March 19, 2026, and receives distributions from Clearway Energy LLC through its ownership of Class B and Class D units of Clearway Energy LLC. Holders of our Class A common stock and Class C common stock hold, in the aggregate, the remaining approximately 45.12% of the combined voting power of our stock as of March 19, 2026. Each holder of Class A or Class B common stock is entitled to one vote for each share held. Each holder of Class C or Class D common stock is entitled to 1/100th of one vote for each share held. The holders of our outstanding shares of Class A and Class C common stock are entitled to dividends as declared.
The diagram below depicts our organizational structure as of March 19, 2026. Clearway Energy LLC indirectly holds the equity interests in our facilities, other than Pine Forest, a 300 MW solar facility paired with a 200 MW battery energy storage system (“BESS”) facility located in Hopkins County, Texas.

(a)
GIP and TotalEnergies each own 50% of CEG through intermediate holding companies.

STRATEGIC SPONSORSHIP WITH CEG
CEG Master Services Agreement
The Company, along with certain of its subsidiaries, and CEG are parties to an Amended and Restated Master Services Agreement and Payroll Sharing Agreement, effective as of January 1, 2025 (the “CEG Master Services Agreement”), pursuant to which CEG and certain of its affiliates or third-party service providers provide certain services to the Company, including operational and administrative services, which include human resources, information systems, cybersecurity, external affairs, accounting, procurement and risk management services, as well as accounting, internal audit, tax, legal and treasury services, in exchange for the payment of fees in respect of such services. In addition, under the CEG Master Services Agreement, the Company engages CEG in a payroll sharing agreement, such that the Company directly bears all labor costs for certain employees of CEG who perform work on behalf of the Company. Certain independent functions of the Company are directed by the Board’s Corporate Governance, Conflicts and Nominating Committee and paid for by the Company, while being administered by CEG. For the year ended December 31, 2025, the Company paid approximately $23,760,000 under the CEG Master Services Agreement.
CEG Committed Investments
The assets listed below represent our currently committed investments in facilities with CEG:
Asset	Technology	Gross Capacity (MW)	State	Estimated Funding
Deriva Solar Portfolio(a)(b)	Distributed Generation	613	Various	1H26
Goat Mountain Repower	Wind	360	TX	2H27
Mt. Storm Repower	Wind	335	WV	2H26
Rosamond South II	BESS	92	CA	2H26
San Juan Mesa Repower(b)	Wind	135	NM	2H27
Spindle	BESS	199	CO	2H26
Tuolumne Repower	Wind	137	WA	2H26

(a)
Third-party acquisition of operating facilities.

(b)
Included in a co-investment partnership.

Drop Down Transactions
Pine Forest
On June 10, 2025, the Company, through its indirect subsidiary, Pine Forest CE Class A Owner LLC, acquired the Class A membership interests in Pine Forest CE TargetCo LLC (“Pine Forest TargetCo”), a partnership and the indirect owner of Pine Forest, a 300 MW solar facility that is paired with a 200 MW BESS facility located in Hopkins County, Texas, from Clearway Renew LLC, a subsidiary of CEG, and its wholly-owned subsidiaries (“Clearway Renew”) for initial cash consideration of $18 million. Simultaneously, a third-party cash equity investor acquired the Class B membership interests in Pine Forest TargetCo from Clearway Renew for initial cash consideration of $36 million. Also on June 10, 2025, the Company, through its indirect subsidiary, Pine Forest TE Class A Owner LLC (“Pine Forest TE Class A”), contributed $9 million to acquire the Class A membership interests in Pine Forest TE HoldCo LLC.
In connection with the Pine Forest Drop Down, the Company assumed non-recourse facility-level debt, which included a $103 million construction loan, a $102 million cash equity bridge loan, a $41 million tax equity bridge loan and a $275 million tax credit transfer bridge loan, offset by $6 million in unamortized debt issuance costs. A partial payment of $54 million was made on the cash equity bridge loan at acquisition date utilizing all of the proceeds from the Company, which were contributed back to the Company by CEG, and the third-party cash equity investor related to the Pine Forest TargetCo acquisition. On December 17, 2025, when Pine Forest reached substantial completion, the Company paid $50 million to

Clearway Renew as an additional purchase price, the third-party cash equity investor contributed $144 million, the Company, through Pine Forest TE Class A, contributed an additional $38 million for its Class A membership interests in Pine Forest TE HoldCo LLC and CEG contributed $49 million, which were utilized, along with the $9 million previously held in escrow, to repay the $100 million cash equity bridge loan, to repay the $41 million tax equity bridge loan, to partially repay $44 million of the tax credit transfer bridge loan, to fund $39 million in construction completion reserves and to pay $15 million in associated fees, of which $7 million related to construction management agreement (“CMA”) fees paid to CEG. The Company’s total capital investment in Pine Forest TargetCo was $90 million.
In January 2026, the Company repaid the $231 million outstanding on the tax credit transfer bridge loan utilizing the proceeds received from the sale of transferable Investment Tax Credits and distributed the remaining $51 million to CEG.
Rosamond South II and Spindle
On November 24, 2025, the Company, through an indirect subsidiary, entered into an agreement with Clearway Renew to acquire the Class A membership interests in Spindle, a 199 MW BESS facility currently under construction in Weld County, Colorado, and Rosamond South II, a 92 MW BESS facility currently under construction in Kern County, California, for $93 million in cash consideration, subject to closing adjustments.
Honeycomb
On October 15, 2025, the Company, through its indirect subsidiary, Honeycomb 1 Holdco LLC, acquired Honeycomb TargetCo LLC (“Honeycomb TargetCo”), the indirect owner of the Honeycomb Portfolio, which includes four BESS facilities under construction in Beaver County and Iron County, Utah representing 320 MW of capacity, from Clearway Renew for initial cash consideration of $16 million. At substantial completion, which is expected to occur in the first half of 2026, the Company estimates it will pay an additional $62 million to Clearway Renew.
In connection with the Honeycomb Drop Down, the Company assumed non-recourse facility-level debt, which included a $218 million construction loan that converts to a term loan at substantial completion, which is expected to occur in the first half of 2026, and a $234 million tax equity bridge loan, offset by $9 million in unamortized debt issuance costs. The tax equity bridge loan will be repaid at substantial completion with the final proceeds received from the tax equity investor, as well as the Company’s additional purchase price, along with the $59 million that was contributed into escrow by the tax equity investor at acquisition date. The Company estimates that its total capital investment in Honeycomb TargetCo will be $78 million, excluding the impact of any closing adjustments noted in the purchase agreement.
Mt. Storm
On October 2, 2025, the Company, through its indirect subsidiary, WV Wind Holdco LLC, sold 100% of its membership interests in Mount Storm Wind LLC, which owns Mt. Storm, to Clearway Renew for $152 million in cash consideration in order for Clearway Renew to repower the facility. Mechanical completion of the first phase of the repowering is expected to occur in the second half of 2026 with the second phase of the repowering expected to occur in the second half of 2027. Also on October 2, 2025, the Company, through its indirect subsidiary, WV Wind Holdco LLC, entered into an agreement with Clearway Renew to acquire the Class B membership interests in the tax equity fund that, upon mechanical completion of the first phase of the repowering of the facility, will own Mt. Storm, for $336 million in cash consideration.
Daggett 1
On April 29, 2025, the Company, through its indirect subsidiary, LV-Daggett Parent Holdco LLC, acquired Daggett 1 Class B Member LLC (“Daggett 1 Class B”), the indirect owner of Daggett 1, a 114 MW BESS facility located in San Bernardino County, California, from Clearway Renew for initial cash consideration of $11 million. In connection with the Daggett 1 Drop Down, the Company assumed non-recourse facility-level debt, which included a $92 million construction loan and a $131 million tax equity bridge loan, offset by $3 million in unamortized debt issuance costs.

On September 19, 2025, when Daggett 1 reached substantial completion, the Company paid $42 million to Clearway Renew as additional purchase price, and the tax equity investor contributed an additional $108 million, which was utilized, along with the $38 million previously held in escrow and $31 million in construction loan proceeds, to repay the $131 million tax equity bridge loan, to fund $6 million in construction completion reserves and to pay $7 million in associated fees, of which $7 million related to CMA fees paid to CEG, with the remaining $33 million distributed to CEG. Subsequent to the acquisition, the Company received $3 million in contributions from CEG to pay for construction completion expenses. On October 15, 2025, the Company paid $4 million to Clearway Renew as a final purchase price adjustment. The Company’s total capital investment in Daggett 1 Class B was $57 million.
Luna Valley
On April 29, 2025, the Company, through its indirect subsidiary, LV-Daggett Parent Holdco LLC, acquired Luna Valley Class B Member LLC (“Luna Valley Class B”), the indirect owner of Luna Valley, a 200 MW solar facility located in Fresno County, California, from Clearway Renew for initial cash consideration of $18 million. In connection with the Luna Valley Drop Down, the Company assumed non-recourse facility-level debt, which included a $144 million construction loan, a $64 million cash equity bridge loan and a $144 million tax equity bridge loan, offset by $4 million in unamortized debt issuance costs. A partial payment of $18 million was made on the cash equity bridge loan at acquisition date utilizing all of the proceeds from the Company, which were contributed back to the Company by CEG.
On September 4, 2025, when the facility reached substantial completion, the Company paid $72 million to Clearway Renew as additional purchase price, the tax equity investor contributed an additional $114 million and CEG contributed $50 million, which were utilized, along with the $29 million previously held in escrow and $28 million in construction loan proceeds, to repay the $46 million cash equity bridge loan, to repay the $144 million tax equity bridge loan, to fund $22 million in construction completion reserves and to pay $9 million in associated fees, of which $5 million related to CMA fees paid to CEG. On October 15, 2025, the Company paid $29 million to Clearway Renew as a final purchase price adjustment. The Company’s total capital investment in Luna Valley Class B was $119 million.
Rosamond South I
On March 20, 2025, the Company, through its indirect subsidiary, Rosamond South Investment LLC, acquired the Class A membership interests in Rosie South TargetCo LLC (“Rosie South TargetCo”), a partnership and the indirect owner of the Rosamond South I solar and BESS facility, from Clearway Renew for initial cash consideration of $4 million. Simultaneously, a third-party cash equity investor acquired the Class B membership interests in Rosie South TargetCo from Clearway Renew for initial cash consideration of $10 million. In connection with the Rosamond South I Drop Down, the Company assumed non-recourse facility-level debt, which included a $179 million construction loan, a $6 million cash equity bridge loan and a $284 million tax equity bridge loan, offset by $1 million in unamortized debt issuance costs. The cash equity bridge loan was repaid at acquisition date, along with $3 million in associated fees, utilizing $2 million from the third-party cash equity investor, as well as all of the proceeds from the Company, which were contributed back to the Company by CEG, and an additional $3 million contributed by CEG.
On August 13, 2025 when the facility reached substantial completion, the Company paid $29 million to Clearway Renew as additional purchase price and the third-party cash equity investor contributed an additional $41 million and the tax equity investor contributed an additional $226 million, which were utilized, along with the $58 million previously held in escrow and $13 million in construction loan proceeds, to repay the $276 million tax equity bridge loan and to pay $9 million in associated fees, of which $6 million related to CMA fees paid to CEG with the remaining $53 million distributed to CEG. Subsequent to the acquisition, the Company received $46 million in contributions from CEG to pay for construction completion expenses. The Company’s total capital investment in Rosie South TargetCo was $33 million.
Dan’s Mountain
On November 18, 2024, the Company, through its indirect subsidiary, Dan’s Mountain Parent Holdco LLC, acquired the Class A membership interests in Dan’s Mountain TargetCo LLC (“Dan’s Mountain TargetCo”), a partnership and the indirect owner of Dan’s Mountain, a 55 MW wind facility located in Allegany County, Maryland, from Clearway Renew for initial cash consideration of $7 million. In connection with the Dan’s Mountain Drop Down, the Company assumed non-recourse facility-level debt, which included a cash equity bridge loan and a tax equity bridge loan.
On May 21, 2025, when the facility reached substantial completion, the Company paid $36 million to Clearway Renew as additional purchase price. Also on May 21, 2025, a third-party cash equity investor contributed $45 million to acquire the Class B membership interests in Dan’s Mountain TargetCo from Clearway Renew and the tax equity investor contributed an additional $90 million. The Company utilized the combined proceeds from the third-party cash equity and tax equity investors, along with the Company’s entire additional purchase price, which was contributed back to the Company by CEG, and the $18 million previously held in escrow, to repay the $91 million tax equity bridge loan, to repay the $70 million cash equity bridge loan and to pay $2 million in associated fees with the remaining $26 million distributed to CEG. The Company also received $16 million in contributions from CEG to pay for construction completion expenses during 2025 and paid $3 million to CEG for CMA fees. The Company’s total capital investment in Dan’s Mountain TargetCo was $43 million.
Daggett 2 and 3
During 2025, the Company distributed $4 million to CEG related to the reimbursement of Daggett 2 and 3 revenue earned during construction.
Rosamond Central
During 2025, the Company distributed $3 million to CEG related to the refunds received by the Rosamond Central solar facility for construction costs that were previously incurred by CEG.
Texas Solar Nova 1 and 2
During 2025, the Company distributed $3 million to CEG related to the reimbursement of Texas Solar Nova 1 and 2 revenue earned during construction.
Victory Pass and Arica
During 2025, the Company received $16 million in contributions from CEG related to purchase price adjustments that the Company subsequently paid to the third-party cash equity investor in the Victory Pass and Arica solar and BESS facilities.
Loan with Clearway Energy Finance Inc.
On December 17, 2025, in connection with the Pine Forest solar and BESS facility reaching substantial completion, the Company issued a loan to Clearway Energy Finance Inc., a subsidiary of the Company, in the amount of $22 million in order to partially fund Pine Forest TE Class A’s additional contribution. The loan bears interest at a fixed rate of 6% and matures on December 17, 2045. As of December 31, 2025, the full $22 million remained outstanding.
OPERATIONS AND MAINTENANCE AGREEMENTS
CEG provides operations and maintenance (“O&M”) and day-to-day operational support to our utility scale solar and wind facilities in accordance with O&M agreements with us. Each of the counterparties to the O&M agreements is an affiliate of CEG. The O&M agreements for which the amount paid to CEG exceeded $120,000 during the year ended December 31, 2025 are described in the table below. Under these O&M agreements, we generally pay an annual or monthly fee, which may be subject to annual adjustment, plus any reimbursable expenses.

Facility	Agreement Description	Approximate Amount Paid to CEG
Solar
Agua Caliente	O&M Agreement, dated December 22, 2017	$4,373,000
Arica	O&M Agreement, dated April 27, 2023	$2,086,000
Borrego	O&M Agreement, dated August 1, 2012	$455,000
Buckthorn Solar	O&M Agreement, dated May 22, 2017	$1,611,000
Chestnut Fund LLC	O&M Agreement, dated February 9, 2018	$1,610,000
Clearway & EFS Distributed Solar LLC	O&M Agreement, dated October 28, 2016	$340,000
CS4 Fund LLC	O&M Agreement, dated November 29, 2018	$1,085,000
CVSR	O&M Agreement, dated September 30, 2011	$3,033,000
Daggett 2	O&M Agreement, dated July 15, 2022	$1,214,000
Daggett 3	O&M Agreement, dated October 28, 2021	$2,116,000
DG CS Holdco LLC	O&M Agreement, dated November 2, 2020	$195,000
DGPV Fund 1 LLC	O&M Agreement, dated June 12, 2015	$318,000
DGPV Fund 2 LLC	O&M Agreement, dated September 4, 2015	$361,000
DGPV Fund 4 LLC	O&M Agreement, dated June 16, 2017	$1,955,000
Golden Puma Fund LLC	O&M Agreement, dated March 30, 2017	$717,000
Honeycomb	O&M Agreement, Dated December 20, 2024	$227,000
Kansas South	O&M Agreement, dated June 13, 2017	$562,000
Lanikuhana Solar LLC	O&M Agreement, dated December 28, 2017	$342,000
Luna Valley	O&M Agreement, dated June 17, 2024	$331,000
Mililani I	O&M Agreement, dated May 28, 2021	$629,000
Pine Forest	O&M Agreement, dated September 23, 2024	$1,344,000
Rosamond Central	O&M Agreement, dated June 30, 2023	$2,752,000
Rosamond South	O&M Agreement, dated April 26, 2024	$131,000
Solar Blythe	O&M Agreement, dated November 1, 2017	$242,000
Solar Blythe II	O&M Agreement, dated March 1, 2017	$298,000
Solar Community I	O&M Agreement, dated February 9, 2018	$121,000
Solar Vegas	O&M Agreement, dated October 31, 2017	$127,000
SPP Facilities	O&M Agreements, dated October 31, 2017	$1,481,000
TA High Desert	O&M Agreement, dated June 9, 2017	$465,000
Texas Solar Nova 1	O&M Agreement, dated October 24, 2022	$1,841,000
Texas Solar Nova 2	O&M Agreement, dated October 24, 2022	$976,000
Utah Solar Portfolio	O&M Agreements, dated June 13, 2022	$3,527,000
Victory Pass	O&M Agreement, dated April 27, 2023	$1,572,000
Waiawa	O&M Agreement, dated May 28, 2021	$417,000
Waipio PV LLC	O&M Agreement, dated December 28, 2017	$638,000
Wind
Alta Wind I	O&M Agreement, dated December 12, 2016	$2,106,000
Alta Wind II	O&M Agreement, dated December 12, 2016	$696,000
Alta Wind III	O&M Agreement, dated December 12, 2016	$635,000
Alta Wind IV	O&M Agreement, dated December 12, 2016	$443,000

Facility	Agreement Description	Approximate Amount Paid to CEG
Alta Wind V	O&M Agreement, dated December 12, 2016	$667,000
Alta Wind X	O&M Agreement, dated December 12, 2016	$2,646,000
Alta Wind XI	O&M Agreement, dated December 12, 2016	$1,875,000
Black Rock	O&M Agreement, dated December 30, 2020	$1,011,000
Broken Bow	O&M Agreement, dated Nov 6, 2017	$1,577,000
Buffalo Bear	O&M Agreement, dated May 1, 2016	$245,000
Cedar Creek	O&M Agreement, dated June 15, 2023	$708,000
Cedro Hill	O&M Agreement, dated Nov 11, 2015	$2,979,000
Crofton Bluffs	O&M Agreement, dated February 13, 2012	$484,000
Dan’s Mountain	O&M Agreement, dated May 2, 2024	$230,000
Elbow Creek	O&M Agreement, dated October 31, 2018	$1,517,000
Forward	O&M Agreement, dated October 20, 2016	$588,000
Goat Mountain	O&M Agreement, dated February 18, 2008	$2,758,000
Langford	O&M Agreement, dated July 30, 2018	$2,793,000
Laredo Ridge	O&M Agreement, dated December 24, 2015	$1,789,000
Lookout	O&M Agreement, dated February 11, 2008	$1,026,000
Mesquite Sky	O&M Agreement, dated December 30, 2020	$1,032,000
Mesquite Star	O&M Agreement, dated May 7, 2019	$1,278,000
Mt. Storm	O&M Agreement, dated April 23, 2021	$1,250,000
Mountain Wind 1	O&M Agreement, dated September 17, 2016	$933,000
Mountain Wind 2	O&M Agreement, dated September 17, 2016	$1,875,000
Ocotillo	O&M Agreement, dated November 3, 2020	$1,196,000
Pinnacle	O&M Agreement, dated December 1, 2016	$930,000
Rattlesnake	O&M Agreement, dated February 5, 2020	$1,716,000
Sleeping Bear	O&M Agreement, dated May 1, 2016	$1,946,000
South Trent	O&M Agreement, dated October 1, 2015	$2,082,000
Spanish Fork	O&M Agreement, dated September 16, 2016	$456,000
Taloga	O&M Agreement, dated July 1, 2016	$3,126,000
Wildorado	O&M Agreement, dated February 11, 2008	$2,560,000

ASSET MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENTS
CEG provides day-to-day administrative support to certain of our facility-level entities in accordance with asset management and administrative services agreements (the “ASAs”). The ASAs for which the amount involved exceeded $120,000 during the year ended December 31, 2025 are described in the table below. Under these agreements, we generally pay an annual or monthly fee, which may be subject to annual adjustment, plus any reimbursable expenses.
Facility	Agreement Description	Approximate Amount Paid to CEG
Flexible Generation
Carlsbad	Project Administration Agreement, dated November 19, 2024	$523,000
El Segundo	Project Administration Agreement, dated November 19, 2024	$580,000
Marsh Landing	Project Administration Agreement, dated November 19, 2024	$571,000
Walnut Creek	Project Administration Agreement, dated November 19, 2024	$516,000
Solar
Agua Caliente	Asset Management Agreement, dated January 18, 2012	$619,000
Alpine	Asset Management Agreement, dated March 15, 2012	$165,000
Arica	Project Administration Agreement, dated November 16, 2022	$290,000
Buckthorn Solar	Asset Management Agreement, dated May 22, 2017	$182,000
Chestnut Fund LLC	Asset Management Agreement, dated July 31, 2017	$235,000
CS4 Fund LLC	Asset Management Agreement, dated November 29, 2018	$244,000
CVSR	Asset Management Agreement, dated April 26, 2016	$203,000
DG CS Holdco LLC	Asset Management Agreement, dated November 2, 2020	$1,730,000
Daggett 1	Project Administration Agreement, dated June 17, 2024	$161,000
Daggett 3	Project Administration Agreement, dated October 28, 2021	$392,000
DGPV Fund 4 LLC	Asset Management Agreement, dated June 28, 2016	$127,000
Honeycomb	Project Administration Agreement, dated December 20, 2024	$136,000
Mililani I	Project Administration Agreement, dated May 28, 2021	$138,000
Oahu Solar	Project Administration Agreement, dated December 28, 2017	$227,000
Pine Forest	Project Administration Agreement, dated September 23, 2024	$245,000
Rosamond Central	Project Administration Agreement, dated June 30, 2023	$350,000
Rosamond South	Project Administration Agreement, dated April 26, 2024	$647,000
SPP Facilities	Asset Management Agreements, dated October 31, 2017	$376,000
Texas Solar Nova 1	Project Administration Agreement, dated October 24, 2021	$260,000
Texas Solar Nova 2	Project Administration Agreement, dated October 24, 2022	$207,000
Utah Solar Portfolio	Asset Management Agreements, dated December 1, 2021	$962,000
Victory Pass	Project Administration Agreement, dated November 16, 2022	$202,000
Waiawa	Project Administration Agreement, dated May 28, 2021	$138,000
Wind
Black Rock	Project Administration Agreement, dated December 30, 2020	$272,000
Broken Bow	Amended and Restated Services Agreement, dated February 13, 2012	$251,000
Buffalo Bear	Amended and Restated Services Agreement, dated September 15, 2011	$198,000
Capistrano Portfolio Holdco	Supplemental Services Agreement, dated June 23, 2022	$2,566,000
Cedar Creek	Project Administration Agreement, dated March 10, 2023	$318,000

Facility	Agreement Description	Approximate Amount Paid to CEG
Cedro Hill	Management and Administration Agreement, dated March 10, 2010	$391,000
Crofton Bluffs	Amended and Restated Services Agreement, dated February 13, 2012	$251,000
Dan’s Mountain	Project Administration Agreement, dated March 15, 2024	$229,000
Elbow Creek	Project Administration Agreement, dated January 1, 2018	$253,000
Forward	Services Agreement, dated January 1, 2012	$232,000
Langford	Project Administration Agreement, dated April 24, 2020	$154,000
Laredo Ridge	Support Services Agreement, dated May 27, 2010	$187,000
Lookout	Services Agreement, dated January 1, 2012	$232,000
Mesquite Sky	Project Administration Agreement, dated December 30, 2020	$374,000
Mesquite Star	Services Agreement, dated May 7, 2019	$285,000
Mountain Wind 1	Amended and Restated Services Agreement, dated February 13, 2012	$251,000
Mountain Wind 2	Amended and Restated Services Agreement, dated February 13, 2012	$251,000
Mt. Storm	Project Administration Agreement, dated April 23, 2021	$227,000
Ocotillo	Services Agreement, dated November 3, 2020	$230,000
Pinnacle	Amended and Restated Services Agreement, dated September 15, 2011	$241,000
Rattlesnake	Project Administration Agreement, dated February 5, 2020	$134,000
Sleeping Bear	Services Agreement, dated January 1, 2012	$232,000
South Trent	Project Administration Agreement, dated October 1, 2015	$237,000
Spanish Fork	Services Agreement, dated January 1, 2012	$232,000
Taloga	Services Agreement, dated November 20, 2012	$182,000
Washington Wind	Project Administration Agreement, dated April 29, 2025	$187,000
Wildorado	Project Administration Agreement, dated September 25, 2017	$281,000
LAND LEASE AGREEMENTS
The Company is party to various land lease agreements with CEG. The land lease agreements for which the amount involved exceeded $120,000 during the year ended December 31, 2025 are described in the table below. Under these agreements, the Company generally pays a quarterly or monthly fee, which may be subject to annual adjustment.
Facility	Agreement Description	Approximate Amount Paid to CEG
Solar
Daggett 2	Land Lease Agreement, dated October 27, 2021	$988,000
Daggett 3	Land Lease Agreement, dated December 18, 2020	$1,634,000
Luna Valley	Land Lease Agreement, dated October 24, 2023	$1,020,000
Mililani I	Land Lease Agreement, dated November 18, 2020	$847,000
Oahu Solar	Land Lease Agreement, dated September 19, 2019	$936,000
Rosamond Central	Land Lease Agreement, dated November 18, 2020	$595,000
Rosamond South I	Land Lease Agreement, dated October 30, 2023	$927,000
DEVELOPMENT COLLABORATION AGREEMENT
The Company and Clearway Renew are parties to a Development Collaboration Agreement, dated as of February 9, 2024 (the “Collaboration Agreement”), pursuant to which, among other things, the Company procures substitute resource adequacy (“RA”) capacity from Clearway Renew to meet the Company’s contractual obligations to deliver RA capacity to various load-serving entities and to meet certain tariff requirements to provide RA capacity to cover planned outages. Under the Collaboration Agreement, certain subsidiaries of the Company that own and operate the Company’s natural gas-fired generating assets purchase substitute RA capacity from certain subsidiaries of Clearway Renew that operate its BESS development companies (the “BESS Facility Companies”), in each case pursuant to separate, five-year purchase agreements (the “RA Agreements”). In addition, pursuant to the Collaboration Agreement, the Company has a right of first offer to acquire an ownership interest in the BESS Facility Companies or certain of Clearway Renew’s BESS facilities. Under the Collaboration Agreement and the RA Agreements, the BESS Facility Companies posted approximately $1,435,000 of security to the Company in 2024 to guarantee the financial obligations of the BESS Facility Companies. The value of such security may increase in the future if certain milestones are met.
DEVELOPMENT SERVICES AGREEMENTS
Master Development Services Agreement with Clearway Renew
On December 22, 2025, the Company entered into a master development services agreement with Clearway Renew under which Clearway Renew will provide pre-construction development, construction management and asset management services in connection with future approved repowerings of the Company’s facilities. The Company did not incur any expenses under this agreement for the year ended December 31, 2025.
San Juan Mesa Development Services Agreement with Clearway Renew
On October 30, 2025, the Company entered into a development services agreement with Clearway Renew in connection with the repowering of the San Juan Mesa wind facility, which is located in Elida, New Mexico. The Company estimates that its total capital investment in the San Juan Mesa repowering will be $50 million, subject to closing adjustments.
Goat Mountain Development Services Agreement with Clearway Renew
On July 23, 2025, the Company entered into a development services agreement with Clearway Renew under which Clearway Renew will provide pre-construction development, construction management and asset management services in connection with the repowering of the Goat Mountain wind facility, which is located in Sterling City, Texas. The Company estimates that its total capital investment in the Goat Mountain repowering will be $200 million, subject to closing adjustments. In connection with the agreement, on December 12, 2025, the Company paid Clearway Renew $27 million, of which $25 million is related to the future delivery of equipment and $2 million related to capital expenditures.
INSURANCE REIMBURSEMENTS
During 2025, we paid approximately $22,481,000 to CEG, consisting primarily of reimbursements of insurance premiums, employee-related benefits that CEG paid on our behalf and enterprise resource planning shared costs. We also received $4,065,000 from CEG, consisting primarily of employee-related expenses that we paid on behalf of CEG.
During 2025, we also paid approximately $6,023,000 consisting of annual property insurance premiums to TotalEnergies’ captive insurance affiliate.
FOURTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF CLEARWAY ENERGY LLC
The following is a description of certain material terms of Clearway Energy LLC’s Fourth Amended and Restated Limited Liability Company Agreement. For the year ended December 31, 2025, Clearway Energy LLC made approximately $149,235,000 in distributions to us (the holder of Class A and Class C units) and $208,936,000 to CEG (the holder of Class B and Class D units). In addition to the quarterly distributions, Clearway Energy LLC distributed an additional $43,898,000, $25,681,000 of which was distributed to us primarily related to our contributions through Pine Forest TE Class A, our indirect subsidiary, to acquire the Class A membership interests in Pine Forest TE HoldCo LLC, and $18,217,000 of which was distributed to CEG, which represents CEG’s pro-rata share of the additional distributions, during the year ended December 31, 2025. Also, for the year ended December 31, 2025, Clearway Energy LLC recorded approximately $4,744,000 of equity contributions, consisting of $2,757,000 attributable to the Company and $1,987,000 attributable to CEG, related to each member’s respective allocation of transferable ITCs and PTCs generated by the Company’s wind, solar and BESS facilities and received during 2025.
Governance
We serve as the sole managing member of Clearway Energy LLC. As such, we and effectively our Board, control the business and affairs of Clearway Energy LLC and are responsible for the management of its business.
Voting and Economic Rights of Members
Clearway Energy LLC has four classes of Units: Class A units, Class B units, Class C units and Class D units. Class A units and Class C units may be issued only to us as the sole managing member, and Class B units and Class D units may be issued only to CEG and held by CEG or its permitted transferees. Units of each of the four classes have equivalent economic and other rights, except that upon issuance, each holder of a Class B unit will also be issued a share of our Class B common stock, and each holder of a Class D unit will also be issued a share of our Class D common stock. Each Class B unit is exchangeable for a share of our Class A common stock and each Class D unit is exchangeable for a share of our Class C common stock, in each case subject to equitable adjustments for stock splits, dividends and reclassifications in accordance with the terms of the Exchange Agreement (as described below).
Net profits and net losses and distributions by Clearway Energy LLC are allocated and made to holders of units in accordance with the respective number of membership units of Clearway Energy LLC held. Generally, Clearway Energy LLC will make distributions to holders of units for the purpose of funding tax obligations in respect of income of Clearway Energy LLC that is allocated to the members of Clearway Energy LLC.
None of the units have any voting rights.
Coordination with Clearway Energy LLC
At any time we issue a share of Class A common stock or a share of our Class C common stock for cash, the net proceeds therefrom will promptly be transferred to Clearway Energy LLC, and Clearway Energy LLC will either:
•
transfer a newly issued Class A unit of Clearway Energy LLC to us in the case of the issuance of a share of Class A common stock, or a newly issued Class C unit of Clearway Energy LLC to us in the case of the issuance of a share of Class C common stock; or

•
use the net proceeds to purchase a Class B unit of Clearway Energy LLC from CEG in the case of the issuance of a share of Class A common stock, which Class B unit will automatically convert into a Class A unit of Clearway Energy LLC when transferred to us, or a Class D unit of Clearway Energy LLC from CEG in the case of the issuance of a share of Class C common stock, which Class D unit will automatically convert into a Class C unit of Clearway Energy LLC when transferred to us.

If we elect to redeem any shares of our Class A common stock or Class C common stock for cash, Clearway Energy LLC will, immediately prior to such redemption, redeem an equal number of Class A units or Class C units, as applicable, held by us upon the same terms and for the same price, as the shares of Class A common stock so redeemed.
EXCHANGE AGREEMENT
We are a party to the Exchange Agreement with CEG and Clearway Energy LLC. Under the Exchange Agreement, CEG Unitholders may from time to time cause Clearway Energy LLC to exchange their Class B units for shares of our Class A common stock on a one-for-one basis, subject to adjustments for stock splits, stock dividends and reclassifications, or exchange their Class D units for shares of our Class C common stock on a one-for-one basis, subject to equitable adjustments for stock splits, stock dividends and reclassifications.
When a CEG Unitholder exchanges a Class B unit of Clearway Energy LLC for a share of our Class A common stock, we will automatically redeem and cancel a corresponding share of our Class B common stock and the Class B unit will automatically convert into a Class A unit when issued to us; similarly, when a CEG Unitholder exchanges a Class D unit of Clearway Energy LLC for a share of our Class C common stock, we will automatically redeem and cancel a corresponding share of our Class D common stock and the Class D unit will automatically convert into a Class C unit when issued to us. As a result, when a CEG Unitholder exchanges its Class B units for shares of our Class A common stock, or its Class D units for shares of our Class C common stock, our interest in Clearway Energy LLC will be correspondingly increased.
Additionally, when a CEG Unitholder exchanges a Class B unit or Class D unit of Clearway Energy LLC, the CEG Unitholder will pay us an equitable cash settlement on the applicable exchange date for the value of certain of our assets that are not held through Clearway Energy LLC. The amount of any such payment will be calculated based on the net present value of the projected discounted cash flow of such assets, using a discount rate equal to the weighted average cost of capital for such assets, and the daily volume-weighted average closing price of our Class A common stock or Class C common stock, as applicable, for the trailing 30 trading days ending on the second trading day prior to the applicable exchange date.
In connection with the Charter Amendment Proposal, the Company, CEG and Clearway Energy LLC intend to, at a future date prior to the Annual Meeting, enter into the Amended Exchange Agreement, pursuant to which a CEG Unitholder would be entitled to, from time to time, exchange its Class B units of Clearway Energy LLC for shares of Class C common stock (rather than shares of Class A common stock), in each case, on a one-for-one basis, subject to equitable adjustments for stock splits, stock dividends and reclassifications; provided that, upon any such exchange, a corresponding number of shares of Class B common stock will be extinguished. Following any execution of the Amended Exchange Agreement, the Company will file such agreement with the SEC. For additional information about the Amended Exchange Agreement, see “Proposal No. 4 — Amended Exchange Agreement.”
INDEMNIFICATION OF OFFICERS
We have entered into indemnification agreements with each of our executive officers. The indemnification agreements provide the executive officers with contractual rights to indemnification, expense advancement and reimbursement to the fullest extent permitted under Delaware law.
REGISTRATION RIGHTS AGREEMENT
We are a party to an Amended and Restated Registration Rights Agreement with CEG (the “Registration Rights Agreement”). Under the Registration Rights Agreement, CEG and its affiliates are entitled to demand registration rights, including the right to demand that a shelf registration statement be filed, and “piggyback” registration rights, for shares of our Class A common stock that are issuable upon exchange of Class B units of Clearway Energy LLC that CEG owns and shares of our Class C common stock that are issuable upon exchange of the Class D units of Clearway Energy LLC that CEG owns.
PROCEDURES FOR REVIEW, APPROVAL AND RATIFICATION OF RELATED PERSON TRANSACTIONS; CONFLICTS OF INTEREST
Our Board has adopted a written Related Person Transaction Policy (the “Related Person Policy”) that provides that the Corporate Governance, Conflicts and Nominating Committee will periodically review all related person transactions that are required to be disclosed under SEC rules and, when appropriate, initially authorize or ratify all such transactions. See “Governance of the Company — Corporate Governance, Conflicts and Nominating Committee.”
The Related Person Policy operates in conjunction with our Code of Conduct and is applicable to all “Related Person Transactions”, which are all transactions, arrangements or relationships in which:
•
the aggregate amount involved will or may be expected to exceed $50,000 in any calendar year;

•
the Company is a participant; and

•
any Related Person (as that term is defined below) has or will have a direct or indirect interest.

A “Related Person” is:
•
any person who is, or at any time during the applicable period was, a director of the Company or a nominee for director or an executive officer;

•
any person who is known to the Company to be the beneficial owner of more than 5% of any class of the Company’s voting stock;

•
any immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the director, nominee for director, executive officer or more than 5% beneficial owner of any class of the Company’s voting stock, and any person (other than a tenant or employee) sharing the household of such director, nominee for director, executive officer or more than 5% beneficial owner of any class of the Company’s voting stock; and

•
any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

In determining whether to recommend the initial approval or ratification of a Related Person Transaction, the Corporate Governance, Conflicts and Nominating Committee considers all of the relevant facts and circumstances available, including (if applicable) but not limited to: (a) whether there is an appropriate business justification for the transaction; (b) the benefits that accrue to us as a result of the transaction; (c) the terms available to unrelated third parties entering into similar transactions; (d) the impact of the transaction on director independence (in the event the related person is a director, an immediate family member of a director or an entity in which a director or an immediate family member of a director is a partner, stockholder, member or executive officer); (e) the availability of other sources for comparable products or services; (f) whether it is a single transaction or a series of ongoing, related transactions; and (g) whether entering into the transaction would be consistent with the Related Person Transaction Policy.
If the aggregate amount involved is expected to be less than $500,000, the transaction may be approved or ratified by the Chair of the Corporate Governance, Conflicts and Nominating Committee.
As part of its review of each Related Person Transaction, the Corporate Governance, Conflicts and Nominating Committee will take into account, among other factors it deems appropriate, whether the transaction is on terms no less favorable than the terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the Related Person’s interest in the transaction. This Related Person Policy also provides that certain transactions, based on their nature and/or monetary amount, are deemed to be pre-approved or ratified by the Corporate Governance, Conflicts and Nominating Committee and do not require separate approval or ratification.
Transactions involving ongoing relationships with a Related Person will be reviewed and assessed at least annually by the Corporate Governance, Conflicts and Nominating Committee to ensure that such Related Person Transactions remain appropriate and in compliance with the Committee’s guidelines.
The Committee’s activities with respect to the review and approval or ratification of all Related Person Transactions are reported periodically to the Board. Any transaction between us and any Related Person, including CEG, will be subject to the prior review and approval of our Corporate Governance, Conflicts and Nominating Committee.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION & ANALYSIS

EXECUTIVE SUMMARY
EXECUTIVE COMPENSATION PROGRAM
Clearway is a publicly-traded energy infrastructure investor with a focus on investments in clean energy and owner of modern, sustainable and long-term contracted assets across North America. The Company is sponsored by GIP and TotalEnergies through the portfolio company, CEG, and, together, GIP and TotalEnergies hold all of the Company’s Class B common stock and Class D common stock and thus collectively have the majority voting interest in the Company. This Compensation Discussion and Analysis (this “CD&A”) describes the philosophy, elements, implementation, and results of the Company’s 2025 executive compensation program as it applies to the executive team.
The Compensation Committee’s objectives are to design a simple, yet competitive, executive compensation program for the Company, which is aligned with the interests of our stockholders. This program is designed to align our short-term and long-term compensation with the Company’s annual performance and three-year performance, respectively. Our annual incentive program (“AIP”) is primarily based on objective criteria that support the achievement of our short-term objectives, which we believe ultimately creates long-term stockholder value. Our long-term incentive awards, which are issued under the LTIP, are comprised of (i) approximately 67% Performance Stock Units (“PSUs”), which vest based on the attainment of certain performance metrics described in the following sentence, and (ii) approximately 33% Restricted Stock Units (“RSUs”), which vest based on continued service over three years. With respect to the PSUs granted in 2025, approximately 50% of the PSUs vest based on our relative TSR measured over three years, and approximately 50% of the PSUs vest based on the growth of our average cash available for distribution (“CAFD”) on a per share basis measured over three years. The program is intended to incorporate many best practices in compensation design, while being tailored to our business needs and compensation objectives.
In 2025, the Compensation Committee reviewed and did not modify its general philosophy related to the compensation program. However, consistent with Mr. Cornelius’ status as an employee of CEG during 2024, the Company does not pay any cash compensation or provide employee benefits (other than LTIP payments) to Mr. Cornelius. Similarly, beginning in 2025, our other named executive officers (the “Other NEOs”), along with substantially all of the Company’s workforce, also became employees of CEG in 2025 and began receiving cash compensation and employee benefits (other than LTIP payments) from CEG (rather than the Company). Nonetheless, the Compensation Committee’s role with respect to our compensation program during 2025 remained consistent with its role in 2024.
Although the Company pays CEG the management fee pursuant to the Company’s management services arrangement with CEG, (i) the management fee is unaffected by any cash compensation or employee benefit amounts that CEG provides to Mr. Cornelius, and (ii) the Company does not otherwise pay or reimburse CEG for the foregoing cash compensation and employee benefits that are provided by CEG to Mr. Cornelius. With respect to the Other NEOs, the management fee is similarly unaffected by the cash compensation or employee benefit amounts that CEG provides to the Other NEOs, in that the management fee generally consists of a fixed amount that may be adjusted under limited circumstances. However, as part of the process of establishing the management fee in 2025, the management services agreement was amended to increase the management fee, to account for, in part, CEG’s increased payroll costs as a result of the transition of substantially all of CWEN’s workforce to CEG in 2025 (the “Payroll Component”). While CEG’s payroll costs with respect to Mr. Cornelius are not reflected in the Payroll Component, the Company could be viewed under the Payroll Component as bearing certain of CEG’s payroll costs with respect to the cash compensation and employee benefits that the Other NEOs receive from CEG.

The following tables set forth the payor of each primary element of the NEOs’ compensation:
Primary Element of Mr. Cornelius’ Compensation	Payor of Compensation Element
Base Salary	CEG
Annual Incentive Compensation	CEG
Long-Term Incentive Compensation	Company(1)
Employee Benefits	CEG
Primary Element of the Other NEOs’ Compensation	Payor of Compensation Element
Base Salary	CEG
Annual Incentive Compensation	CEG
Long-Term Incentive Compensation	Company
Employee Benefits	CEG

(1)
In 2024, Mr. Cornelius received a one-time award of 375,000 restricted shares of Class C common stock of the Company under CEG’s equity compensation program (i.e., outside of our LTIP) which vests in three equal installments, with one-third having vested on October 1, 2024 and one-third having vested on October 1, 2025 and the remaining one-third vesting on October 1, 2026.

Because the Company does not pay any cash compensation or provide employee benefits (other than the payments with respect to the Company’s LTIP) to Mr. Cornelius and because the cash compensation and employee benefit amounts provided by CEG to Mr. Cornelius are not subject to the Payroll Component, the Company has not disclosed these items with respect to Mr. Cornelius in the Summary Compensation Table. Instead, the Company has disclosed only the compensatory amounts that are payable to Mr. Cornelius by the Company, which are limited to Mr. Cornelius’ RSU and PSU grants under the LTIP. With respect to the Other NEOs, because the cash compensation and employee benefit amounts (or some portion thereof) provided by CEG to the Other NEOs potentially are reflected in the Payroll Component, the Company has disclosed all elements of the Other NEOs’ compensation and benefits in the Summary Compensation Table.
At our 2025 Annual Meeting of Stockholders, we received approximately 99% support for our say on pay proposal. After considering the 2025 say on pay voting results, the Compensation Committee and the Board did not make any changes to the Company’s executive compensation program in response to such vote. We believe the 2025 say on pay voting results demonstrate our stockholders support our pay practices and that our compensation program is aligned with their interests.

KEY GOVERNANCE FEATURES OF OUR EXECUTIVE COMPENSATION PROGRAM
Our compensation program and practices incorporate several key governance features as highlighted in the table below.
What We Do:	What We Don’t Do:

•
Pay for performance by compensating our NEOs through equity

•
Pay for performance by compensating our Other NEOs through annual AIP awards

•
The large majority of our equity compensation for Senior Vice Presidents and above is performance-based

•
Target our peer group median for total direct compensation for the Other NEOs

•
Require a double trigger for the acceleration of equity vesting in connection with a change-in-control

•
Prevent undue risk taking in our compensation practices and engage in robust risk monitoring

•
Include legally-required and Company-specific clawback policies in our compensation plans

•
Maintain robust stock ownership guidelines for our NEOs

•
Provide market-level retirement benefits and limited perquisites

•
Engage an independent compensation consultant to provide advice to the Compensation Committee with respect to our compensation program

•
Conduct an annual say on pay vote

•
No excise tax gross-ups on change-in-control payments and no tax gross-ups on perquisites or benefits

•
No pledging or hedging of the Company’s stock by NEOs or directors

•
No employment agreements for executive officers with the exception of the employment agreement between our CEO and CEG

•
No guaranteed bonus payments under our AIP for our NEOs

•
No supplemental executive retirement plans

•
No re-pricing of underwater stock options and no stock option grants with an exercise price below 100% of fair market value

BUSINESS STRATEGY
The Company’s primary business strategy is to focus on the acquisition and ownership of assets with predictable, long-term cash flows that allow the Company to increase the cash dividends paid to holders of the Company’s Class A and Class C common stock over time without compromising the ongoing stability of the business. The Company’s plan for executing this strategy includes the following key components: focusing on contracted renewable energy and flexible generation; growing our business through acquisitions of contracted operating assets primarily in North America; and maintaining sound financial practices to grow our dividend. For additional information regarding the Company’s business results during 2025, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of the 2025 Form 10-K.

EXECUTIVE COMPENSATION PROGRAM
2025 NAMED EXECUTIVE OFFICERS
This CD&A describes the material components of our compensation program for our NEOs in 2025. For the year ended December 31, 2025, our NEOs included the following individuals:
NEO	2025 Title
Craig Cornelius	President and Chief Executive Officer
Sarah Rubenstein	Executive Vice President and Chief Financial Officer
Kevin P. Malcarney	Executive Vice President, General Counsel and Corporate Secretary
GOALS AND OBJECTIVES OF THE PROGRAM
The Compensation Committee is responsible for the development and implementation of the Company’s executive compensation program, subject to Board approval for equity awards under the LTIP to certain officers, and references to Compensation Committee actions described below should be read in a manner that contemplates the requisite Board approval, as applicable, is in effect (see “Board Committees —  Compensation Committee” above). The intent of the program is to reward the achievement of the Company’s annual goals and objectives while supporting the Company’s long-term business strategy. The Compensation Committee is committed to aligning executive compensation with performance. Our Compensation Committee has designed an executive compensation program that is intended to:
•
closely align our executive compensation with stockholder value creation, avoiding plans that encourage executives to take excessive risk, while driving long-term value to stockholders;

•
support our long-term business strategy, while rewarding our executive team for their individual accomplishments with tailored individual executive compensation metrics and incentives; and

•
provide a competitive compensation opportunity while aligning with market standards for compensation.

The Compensation Committee’s objectives are designed to be achieved through the use of short-term incentives for the Other NEOs and long-term incentives for all the NEOs. With respect to our CEO, the Compensation Committee maintains a dialogue with the CEG compensation committee and considers our CEO’s overall compensation in connection with its decisions involving our CEO’s long-term incentive compensation. The Company currently targets total direct compensation with respect to the Other NEOs at the median of our Compensation Peer Group (defined below), as described below under “Elements of Compensation.”
THE COMPENSATION PROCESS
COMPENSATION CONSULTANT
Pursuant to its charter, the Compensation Committee is authorized to engage, at the expense of the Company, a compensation consultant to provide independent advice, support and expertise to assist the Compensation Committee in overseeing and reviewing our overall executive compensation strategy, structure, policies and programs, and to assess whether our compensation structure establishes appropriate incentives for management and other key employees. Pay Governance has been the Compensation Committee’s independent compensation consultant since August 2020, and Pay Governance has continued to serve in that capacity to the present date. Pay Governance worked with the Compensation Committee to formulate the design of the executive and director compensation programs for 2025. As part of its work with the Compensation Committee, Pay Governance provided reports to the Compensation Committee containing research, market data, survey information and information regarding trends and developments in executive and director compensation, and Pay Governance reported directly to the Compensation Committee.
Except with respect to services Pay Governance provided in connection with advising the CEG compensation committee, neither Pay Governance, nor any of its affiliates, provided any other services for us or any of our affiliates in 2025. The aggregate fees paid to Pay Governance for the 2025 services it provided to the CEG compensation committee were $44,920. In accordance with SEC rules and requirements, the Compensation Committee has affirmatively determined that the services performed by Pay Governance did not raise any conflict of interest and no conflicts of interest exist between the Company and Pay Governance (or any individuals working on the Company’s account on behalf of Pay Governance).
COMPENSATION PEER GROUP ANALYSIS
The Compensation Committee, with support from its independent compensation consultant, identifies the most appropriate comparator group for the Company within relevant industries for purposes of benchmarking compensation (the “Compensation Peer Group”). With respect to 2025, the support from Pay Governance included its assistance in identifying an appropriate Compensation Peer Group that accounted for the reorganization effected by the Company and CEG, pursuant to which substantially all of the employees and operations of the Company transferred to CEG as of January 1, 2025. The Compensation Committee aims to compare our compensation program to a consistent Compensation Peer Group year-to-year, but given the dynamic nature of our industry and the companies that constitute it, the Compensation Committee annually examines the Compensation Peer Group for appropriateness in terms of size, complexity, and industry.
In connection with this annual review, the Compensation Committee reviewed the Compensation Peer Group identified for 2024 and adjusted it for 2025 to (i) add the following companies: First Solar, Inc., Hannon Armstrong Sustainable Infrastructure, L.P., New Fortress Energy Inc. and Sunrun Inc. and (ii) remove the following companies: Algonquin Power & Utilities Corp., Atmos Energy Corporation, Capital Power Corporation, Genesis Energy, L.P. and Equitrans Midstream Corporation. These adjustments for 2025 generally reflect (x) an increased emphasis on including independent power producers and key talent competitors in the Compensation Peer Group, (y) a reduced emphasis on including master limited partnerships, Canadian companies, midstream companies and pipeline companies in the Compensation Peer Group, and (z) an openness to include residential solar companies in the Compensation Peer Group. As a result, the Compensation Committee, with support from Pay Governance, determined that the Compensation Peer Group for 2025 would be focused on four key industry groupings with overlapping organization characteristics and/or business models with the Company: (1) utilities with renewable energy generation assets, (2) renewable electricity, (3) midstream and gas utilities with distribution / transportation capabilities, and (4) energy storage industries. For these purposes, the Compensation Peer Group for 2025 is identified below:
Company	Ticker	Company	Ticker
Alliant Energy Corporation	NASDAQ: LNT	Northland Power Inc.	TSX: NPI
Avista Corporation	NYSE: AVA	NorthWestern Energy Group, Inc.	NYSE: NWE
Black Hills Corporation	NYSE: BKH	Ormat Technologies, Inc.	NYSE: ORA
Boralex Inc.	OTCMKTS: BRLXF	Portland General Electric Company	NYSE: POR
First Solar, Inc.	NASDAQ: FSLR	Sunrun Inc.	NASDAQ: RUN
Hannon Armstrong Sustainable Infrastructure, L.P.	NYSE: HASI	TransAlta Corporation	NYSE: TAC
Innergex Renewable Energy Inc.(1)	TSX: INE
MGE Energy, Inc.	NASDAQ: MGEE
New Fortress Energy Inc.	NASDAQ: NFE

(1)
Innergex Renewable Energy Inc. was acquired by La Caisse in July 2025 and was delisted, but was included by Pay Governance as part of its 2025 compensation benchmarking analysis, and for that reason, Innergex Renewable Energy Inc. is included in the Compensation Peer Group for 2025 but will not be part of the Compensation Peer Group for 2026 or going forward.

For purposes of determining appropriate NEO compensation levels for 2025, the Compensation Committee reviewed NEO compensation from peers, where available and when appropriate (e.g., based on an NEO’s position and duties). To supplement this analysis, the Compensation Committee reviewed relevant third-party survey data and considered the recommendations of the CEO, on Other NEO and employee compensation matters not involving the CEO. The Compensation Committee may accept or adjust CEO recommendations at its discretion. The NEOs did not participate in Compensation Committee discussions regarding their own compensation.
ELEMENTS OF COMPENSATION
Our executive compensation program consists of fixed compensation (base salary), performance-based compensation (annual bonuses and PSUs) and time-based compensation (RSUs), noting that the only compensation directly provided by the Company to our NEOs consists of awards of PSUs and RSUs that are issued pursuant to our LTIP (noting that CWEN is responsible for reimbursing CEG for the cash compensation and employee benefit amounts provided by CEG to the Other NEOs). We generally use the median percentile of our Compensation Peer Group as a guidepost in establishing the targeted levels of compensation (cash and/or equity, as applicable) for our Other NEOs. We expect that, over time, the relevant components of the foregoing targeted compensation for our NEOs will continue to approximate the median of our Compensation Peer Group. Realized pay in a given year depends on the achievement of defined performance-based compensation metrics. While a portion of the above-described compensation is fixed, a significant percentage is at-risk and payable and/or realizable only if certain performance objectives are met.
BASE SALARY
As noted above, the Company does not pay cash compensation to our CEO, who is an employee of CEG. Instead, our CEO’s base salary is paid solely by CEG in accordance with his employment agreement and such base salary is not subject to the Payroll Component. However, the Compensation Committee is permitted under the terms of our CEO’s employment agreement to make non-binding recommendations to the CEG compensation committee regarding any adjustments to Mr. Cornelius’ base salary, with the CEG compensation committee having final decisional authority with respect to such adjustments.
With respect to our Other NEOs, their base salaries are also paid by CEG (i.e., as employees of CEG) and such base salary payments (or some portion thereof) potentially are reflected in the Payroll Component. Nonetheless, given that the services of the Other NEOs primarily relate to the Company, the Compensation Committee remains involved in base salary determinations for the Other NEOs. Base salary is a critical component that is used to compensate each of the Other NEOs for his or her level of experience, position, responsibilities and for the continued expectation of superior performance. Recommendations on increases to base salary take into account, among other factors, the applicable Other NEO’s individual performance, the general contributions of the Other NEO to overall corporate performance, the level of responsibility of such Other NEO with respect to his or her specific position, and the Other NEO’s current base salary level compared to the market median. Each of Ms. Rubenstein and Mr. Malcarney received a base salary increase in 2025 based on such executive’s performance and peer group benchmarking.
The base salary for each of the NEOs for fiscal year 2025 as of December 31, 2025 is set forth below:
Named Executive Officer	2025 Annualized Base Salary ($)(1)	Percentage Increase Over 2024 (%)(2)
Craig Cornelius(3)	$750,000	—
Sarah Rubenstein	$435,625	2.5
Kevin P. Malcarney	$434,907	1.5

(1)
Actual 2025 base salary earnings are presented in the Summary Compensation Table for the Other NEOs.

(2)
As compared to the December 31, 2024 annualized base salary.

(3)
Mr. Cornelius’ base salary is payable solely by CEG in accordance with his employment agreement and such base salary is not subject to the Payroll Component. As a result, Mr. Cornelius’ base salary is included in the above table for the sake of completeness, but is not included in the Summary Compensation Table.

ANNUAL INCENTIVE COMPENSATION
Overview
As noted above, the Company does not pay cash compensation to our CEO, who is an employee of CEG. As a result, our CEO’s annual bonus compensation is paid solely by CEG (pursuant to CEG’s annual bonus program) in accordance with his employment agreement and such annual bonus is not subject to the Payroll Component. Pursuant to his employment agreement, our CEO is eligible to receive an annual incentive bonus at a target amount equal to 175% of his then-current base salary, with the actual annual bonus with respect to a fiscal year being based on the level of achievement of annual performance objectives established for such fiscal year with respect to CEG; provided that such actual annual bonus may not exceed 300% of the CEO’s base salary as in effect at the end of such fiscal year. However, during fiscal years in which Mr. Cornelius serves as our CEO, the performance objectives with respect to his annual bonus will be established, evaluated and approved (including for such purposes that relate to the extent to which such performance objectives are attained) by the Compensation Committee. The CEG compensation committee, in turn, is permitted to make non-binding recommendations to the Compensation Committee regarding the foregoing performance objective matters, and the Compensation Committee will have final decisional authority with respect to these matters. Our CEO’s performance objectives were primarily based on the 2025 AIP bonus performance criteria and weighting described below (noting that our CEO’s annual bonus benefit is provided pursuant to his employment agreement with CEG).
With respect to our Other NEOs, our annual incentive compensation awards (AIP bonuses) are paid by the Company to the Other NEOs, and such AIP payments are potentially reflected in the Payroll Component. Nonetheless, given that the services of the Other NEOs primarily relate to the Company, the Compensation Committee remains involved in AIP bonus determinations for the Other NEOs. AIP bonuses are awarded to our Other NEOs under our annual incentive program or “AIP.” AIP bonuses represent short-term compensation designed to compensate our Other NEOs for meeting annual Company goals and for their individual performance over the course of the year. The Compensation Committee establishes these annual Company goals after reviewing the Company’s business strategy and other matters. As further discussed below, the annual goals for 2025 relate to (i) CAFD and (ii) key performance milestones.
The overall bonus payouts are subject to (i) potential positive or negative adjustments of up to 20% depending on the NEO’s individual performance and (ii) a potential 5% across-the-board negative adjustments depending on our performance with respect to certain pre-established safety metrics, known as “DART” (days away from work, restricted duty and job transfer). This 5% reduction will apply in the event our relevant DART rates for construction exceed 0.35 and/or our relevant DART rates for operations exceed 0.45 for the year (“DART Overage”). DART rates are generally calculated via the following fraction: (x) the numerator being the number of DART-related incidents multiplied by the annual hours performed by the relevant personnel base for the year, and (y) the denominator being the total hours performed by such personnel base for the year. In addition, notwithstanding individual performance or the extent to which the Company goals are achieved, the Compensation Committee retains sole discretion under the AIP to reduce the amount of or eliminate any AIP bonuses that are otherwise payable under the AIP.
AIP bonus opportunities are expressed in terms of threshold, target and maximum bonus opportunities. Different percentages of each NEO’s annual base salary relate to these threshold, target and maximum AIP bonus opportunities. In the event threshold performance for 2025 is not achieved with respect to one of the AIP performance metrics, no AIP bonus amounts will be payable with respect to that component for 2025. For 2025, the threshold AIP bonus payout was increased from 50% to 75% of the target amount, and the maximum AIP bonus payout was reduced from 200% to 150% of the target amount.
The AIP provides our Other NEOs eligibility for a pro-rated target bonus payment for the year of a qualifying severance termination, based on the portion of the performance period that the NEO was employed. As further discussed below, our CEO’s employment agreement governs his severance entitlements in connection with his annual bonus compensation. For a more detailed discussion, including the quantification of potential payments, please see the section entitled “Severance and Change-in-Control” following the executive compensation tables below.

2025 AIP Bonus Performance Criteria
The 2025 AIP bonus performance criteria applicable to our NEOs are based upon the Company’s CAFD performance and the attainment of the key performance milestones, and bonus payouts are subject to adjustment based on individual performance and, if applicable, due to DART Overage, as discussed above. The table below sets forth the 2025 AIP performance criteria and weightings applicable to our NEOs, assuming the achievement of each goal at target.
Goal	Weight
CAFD(1)	40%
Key Performance Milestones	60%
Overall Funding	100%
Safety Adjustment (DART Overage)	-5%
Individual Performance Adjustment	+/-20%

(1)
A non-GAAP measure, CAFD is defined as adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) plus cash distributions/return of investment from unconsolidated affiliates, and subsequent release post-bankruptcy, cash receipts from notes receivable, cash distributions from noncontrolling interests, adjustments to reflect sales-type lease cash payments, less cash distributions to noncontrolling interests, maintenance capital expenditures, pro-rata Adjusted EBITDA from unconsolidated affiliates, cash interest paid, income taxes paid, principal amortization of indebtedness, changes in prepaid and accrued capacity payments, and adjusted for development expenses.

•
CAFD.   The Compensation Committee set the 2025 threshold, target and maximum CAFD performance metric at $370 million, $420 million and $470 million, respectively. For 2025, the CAFD goals and the achieved level are set forth in the chart below.

CAFD Threshold	CAFD Target	CAFD Maximum	CAFD Actual
$370 million	$420 million	$470 million	$430.2 million

•
Key Performance Milestones.   “Key performance milestone” performance metrics are established as a defined annual incentive category. The Compensation Committee establishes threshold, target and maximum levels of performance for this category based on the number of milestones achieved. For 2025, a total of eight milestones were established relating to: wind fleet plant availability (based on the percentage of time our wind facilities are capable of generating electricity at their rated capacity(ies), solar fleet plant availability (based on the percentage of time our solar facilities are capable of generating electricity at their rated capacity(ies)), fleet capacity in service (based on the aggregate gigawatt level of total available fleet units that are operational and deployed), late-stage pipeline developments (based on projects that are advancing toward completion or commercial operation), implementation of cost efficiency and savings program, implementation of energy resource planning project, implementation and readiness of Enterprise Resource Planning (ERP), employee engagement survey participation levels (relating to levels of engagement in annual employee engagement survey), and adherence to budget.

For 2025, threshold performance required the achievement of three out of the eight milestones, target performance required the achievement of five out of the eight milestones, and maximum performance required the achievement of all eight milestones. Ultimately, performance between target and maximum was attained with the achievement of seven milestones in 2025.
•
Individual Performance.   As indicated above, each NEO’s individual performance may (negatively or positively) affect his or her AIP bonus by up to 20% of his or her target award, although no AIP bonus payments can exceed 150% of the target award. Such individual performance is determined on a subjective basis based on the Compensation Committee’s assessment of the Other NEO’s contributions in supporting adherence to budget, support towards the achievement of key performance milestones, and other contributions towards the successful execution of the Company’s business strategy.

2025 AIP Bonus Opportunity
The threshold, target and maximum AIP bonus opportunities for each NEO for 2025, expressed as a percentage of base salary, were:
Named Executive Officer	Threshold (%)(1)	Target (%)(1)	Maximum (%)(1)	Target Amount ($)
Craig Cornelius(2)	131.25	175	262.50	1,312,500
Sarah Rubenstein	32.50	65	130	283,156
Kevin P. Malcarney	32.50	65	130	282,690

(1)
This assumes that the CAFD performance metric and all other quantitative and qualitative goals, including the key performance milestones, are achieved at threshold, target and maximum levels, as applicable.

(2)
Mr. Cornelius’ AIP bonus is payable solely by CEG in accordance with his employment agreement and such bonus is not subject to the Payroll Component. The above-described “Threshold” and “Maximum” figures for Mr. Cornelius represent amounts that are equal to 75% and 150%, respectively, of the above-described “Target” figure. As a result, Mr. Cornelius’ annual bonus is included in the above table for the sake of completeness, but is not included in the Summary Compensation Table.

2025 Annual AIP Bonuses
As noted above, with respect to AIP bonuses for 2025, the CAFD target was $420 million and the key performance milestone target was achievement of seven out of eight key performance milestones.
For 2025, CAFD achievement was above target and below maximum at approximately $430.2 million, seven out of eight key performance milestones were achieved, and no adjustments were made or required with respect to DART Overages. Due to the achievement specified above, 2025 AIP bonuses were paid, and at levels between target and maximum for each of Ms. Rubenstein and Mr. Malcarney. The Compensation Committee elected to not apply an individual performance modifier with respect to any of our NEOs’ 2025 annual bonuses. If performance falls between threshold and target or target and maximum, the bonus opportunity will be determined on an interpolated basis.
The annual incentive bonuses paid to the NEOs for 2025 were:
Named Executive Officer	Percentage of Annual Base Salary Achieved (%)	Individual Performance Modifier (+/-20%)	Percentage of Target Achieved (%)	Annual Incentive Payment ($)
Craig Cornelius(1)	215	—	123	1,614,375(2)
Sarah Rubenstein	80	—	123	348,281
Kevin P. Malcarney	80	—	123	347,708

(1)
Mr. Cornelius’ annual bonus is payable solely by CEG in accordance with his employment agreement and is included in the above table for the sake of completeness, but is not included in the Summary Compensation Table.

(2)
Mr. Cornelius may elect to receive a portion of his annual bonus in shares of Company stock granted pursuant to CEG’s equity compensation program that would vest 100% immediately upon their grant.

LONG-TERM INCENTIVE COMPENSATION
We believe that equity awards directly align our NEOs’ interests with those of our stockholders. In 2025, the Compensation Committee granted our NEOs a combination of (i) performance-based equity awards that are intended to be linked to long-term stockholder value creation, and (ii) time-based equity awards that represent a critical component of our long-term incentive compensation due to the retention aspects of the awards. To enhance our compensation program’s focus on Company performance, the majority of these long-term incentive awards (approximately 67%) were performance-based (i.e., granted as PSUs). The remainder of our long-term incentive awards (approximately 33%) were time-based (i.e., granted as RSUs which vest over three years). We believe that our AIP appropriately focuses our NEOs on shorter-term (one-year) financial metrics, while our LTIP emphasizes to our NEOs the importance of long-term stockholder value creation (i.e., three-year average per share CAFD performance (“Average CAFD Per Share”) with respect to PSUs granted in 2025 (“CPSUs”) and three-year relative TSR outperformance (“TPSUs”)).
The Compensation Committee and senior management monitor the Company’s equity grant practices to evaluate whether such policies comply with governing regulations and are consistent with good corporate practices. Such grants are typically made in mid-April each year. In addition, the Compensation Committee may make grants at any time during the year it deems appropriate, including with respect to new hires or transitions. Therefore, the proximity of any awards to other significant corporate events is coincidental. We do not grant, and in 2025 did not grant, stock options in anticipation of the release of material non-public information (“MNPI”). We attempt to make equity awards during periods when we do not have MNPI that could impact our stock price and we do not time, and in 2025 did not time, the release of MNPI based on equity grant dates or for the purpose of affecting the value of executive compensation.
For 2025, Mr. Cornelius target LTIP awards were equal to 367% of his base salary and Ms. Rubenstein’s and Mr. Malcarney’s target LTIP awards were equal to 125% of their respective base salaries. Mr. Cornelius’ target LTIP award in 2025 increased from the 350% level specified in his employment agreement to 367% to recognize his performance. Our target LTIP awards for the Other NEOs remained unchanged from 2024 (i.e., as a percentage of their respective base salaries). In addition, Ms. Rubenstein received an additional one-time grant of 6,244 RSUs in recognition of achieving several key company initiatives. As noted above, in 2024, Mr. Cornelius received a one-time award of 375,000 restricted shares of Class C common stock of the Company under CEG’s equity compensation program (i.e., outside of our LTIP) which vests in three equal installments, with one-third having vested on October 1, 2024 and one-third having vested on October 1, 2025 and the remaining one-third vesting on October 1, 2026.
Performance Stock Units
CPSU Awards.   Each CPSU represents the potential to receive one share of Class C common stock, as adjusted, based on the Company’s Average CAFD Per Share. Average CAFD Per Share is calculated by dividing (i) the sum of our per share CAFD for each fiscal year during the relevant three-year performance period that applies to the underlying CPSU award by (ii) three. Per share CAFD is measured for each fiscal year by dividing (x) the “cash available for distribution” within the meaning of, and as reported in, the current report on Form 8-K filed by the Company that reports the Company’s fourth quarter and year-to-date financial results for the quarter and fiscal year ended December 31 of the relevant fiscal year, by (y) the weighted average number of common shares of the Company that are outstanding as of the last day of such fiscal year.
In the event Average CAFD Per Share is (i) below 2.18, or “Below Threshold” performance, the award is forfeited, (ii) equal to 2.18, or “Threshold” performance, 50% of the award will be paid, (iii) equal to 2.33, or “Target” performance, 100% of the award will be paid, or (iv) at or above 2.46, or “Maximum” performance, a maximum payout of 200% of the award will be paid. In the event Average CAFD Per Share is between 2.18 and 2.33, or between 2.33 and 2.46, payouts will be based on an interpolated calculation.
The table below illustrates the design of our CPSUs in 2025.
Performance Targets	Average CAFD Per Share Performance Requirement	Payout Opportunity
Maximum	Greater than or equal to 2.46	200%
Target	Equal to 2.33	100%
Threshold	Equal to 2.18	50%
Below Threshold	Less than 2.18	0%

TPSU Awards.   Each TPSU represents the potential to receive one share of Class C common stock, as adjusted, based on the Company’s TSR performance ranked against the TSR performance of a comparator group of similar companies (the “Performance Peer Group”) after the completion of a specified performance period. The performance period for such TPSUs generally is three years, but in the case of the initial PSU award granted to our Current CEO pursuant to his employment agreement, such PSU award covers the period from April 30, 2024 through December 31, 2026. Relative measures are designed to normalize for externalities, ensuring the program appropriately reflects management’s impact on the Company’s TSR by including peer companies that the Compensation Committee believes are similarly impacted by market conditions.
The payout of shares of Class C common stock at the end of the performance period with respect to such TPSUs is based on the Company’s TSR performance percentile rank compared with the TSR performance of the Performance Peer Group. To ensure a rigorous program design, the target level payout (100% of shares granted) generally requires the Company to perform at the 50th percentile. However, to induce management to achieve greater than target level (i.e., 50th percentile) performance in a down market, in the event that the Company’s TSR performance declines by more than 20% over the performance period, the target level payout (100% of shares granted) will require achievement of 60th percentile performance. The Compensation Committee believes that this increased performance requirement addresses the concern that a disproportionate award may be paid in the event that our relative performance is high, but absolute performance is low.
In the event relative performance is (i) below the 25th percentile, or “Below Threshold” performance, the award will be forfeited, (ii) equal to the 25th percentile, or “Threshold” performance, 50% of the award will be paid (iii) equal to the 50th percentile, or “Standard Target” performance (or the 60th percentile if our absolute TSR performance is negative over the performance period, or “Modified Target” performance), 100% of the award will be paid, or (iv) at or above the 75th percentile, or “Maximum” performance, a maximum payout of 150% of the target (or 100% of the target if our absolute TSR performance is negative over the performance period) will be paid. If relative performance is between (x) the 25th percentile and the 50th percentile (or the 60th percentile as described above), or (y) the 50th percentile and the 75th percentile (in the event our absolute TSR is greater than or equal to zero over the performance period), then payouts will be based on an interpolated calculation. Based on the Company’s TSR performance ranked against the TSR performance of the Performance Peer Group over the three-year performance period ending on December 31, 2025, the TPSUs granted in 2023 will vest on April 15, 2026 at 107% of target.
The table below illustrates the design of our outstanding TPSUs in 2025.
Performance Targets	Performance Requirement		Payout Opportunity
Maximum	75th percentile or above		150%
Target	Standard Target:	Modified Target:	100%
	50th percentile	60th percentile (less than 0% absolute TSR)
Threshold	25th percentile		50%
Below Threshold	Below 25th percentile		0%
Restricted Stock Units
Each RSU represents the right to receive one share of our Class C common stock after the completion of the vesting period. The RSUs granted to the NEOs in 2025 vest ratably, meaning that one-third of the award vests each year on the anniversary of the grant date, over a three-year period.
Dividend Equivalent Rights (DERs)
In connection with awards of both PSUs and RSUs, each NEO also receives DERs, which accrue with respect to the award to which they relate. Accrued DERs are credited as additional shares that will be subject to the vesting and payment terms of the corresponding award of PSUs or RSUs, as applicable. Accordingly, accrued DERs are paid at the same time the shares of Class C common stock underlying each award are delivered to the NEO, and accrued DERs are forfeited if, or to the extent that, the underlying award is forfeited.
CLAWBACKS
In 2023, the Compensation Committee adopted a “clawback” policy that is intended to comply with the requirements under the federal securities laws, including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”). A copy of the clawback policy has been filed as Exhibit 97 to the 2025 Form 10-K. In addition to the above “Dodd-Frank” clawback policy, the Company has long maintained a separate clawback policy that the Compensation Committee may apply with regard to awards made under the AIP and LTIP in the case of a material financial restatement, including a restatement resulting from employee misconduct, or in the case of fraud, embezzlement or other serious misconduct that is materially detrimental to the Company. The Compensation Committee retains discretion regarding application of this separate policy. Each of the above policies is incremental to other remedies that are available to the Company. In addition to the above policies, if the Company is required to restate its earnings as a result of noncompliance with a financial reporting requirement due to misconduct, under the Sarbanes-Oxley Act, the CEO and the CFO would also be subject to a “clawback,” as required by the Sarbanes-Oxley Act.
BENEFITS
All of our NEOs, as employees of CEG, are eligible to participate in the same CEG retirement, life insurance, health and welfare plans offered to other CEG employees pursuant to the terms of such CEG benefit plans (and for Mr. Cornelius, as further specified pursuant to his employment agreement). To generally support more complicated financial planning and estate planning matters, NEOs are eligible for reimbursement of annual tax return preparation, tax advice, financial planning and estate planning expenses, and CEG is responsible for making these reimbursement payments for the NEOs (and for Mr. Cornelius, as further specified pursuant to his employment agreement). During 2025, Mr. Cornelius was eligible for a maximum reimbursement of $12,000 per year and the remaining Other NEOs were each eligible for a maximum reimbursement of $3,000 per year.
POTENTIAL SEVERANCE AND CHANGE-IN-CONTROL BENEFITS
Each NEO’s PSU and RSU award agreements under the LTIP provide for certain treatment in the event of such NEO’s termination of employment under certain circumstances, including in connection with a change-in-control. Additionally, Mr. Cornelius, pursuant to his employment agreement (as described below), and the remaining Other NEOs, pursuant to the Company’s Executive Change-in-Control and General Severance Plan (the “CIC Plan”), as well as pursuant to the Compensation Committee’s discretion under the AIP, are entitled to additional severance payments and benefits in the event of termination of employment under certain circumstances, including following a change-in-control. The CIC Plan remains in effect for the Other NEOs, notwithstanding the transfer of their employment to CEG in 2025.
We believe change-in-control arrangements are considered a market practice among many publicly held companies. Most often, these arrangements are utilized to encourage executives to remain in the service of the relevant company during periods of extreme job uncertainty and to ensure that any potential transaction is thoroughly and objectively evaluated. In order to enable a smooth transition during an interim period, change-in-control arrangements provide a defined level of security for the executive and the company, enabling a more seamless implementation of a particular merger, acquisition or asset sale or purchase, and subsequent integration. In addition, such agreements often include restrictive covenants, such as non-compete, non-solicitation and confidentiality provisions that further protect the interests of the company.
For a more detailed discussion, including the quantification of potential payments, please see the section entitled “Severance and Change-in-Control” following the executive compensation tables below.

OTHER MATTERS
STOCK OWNERSHIP GUIDELINES
The Compensation Committee and the Board require the CEO to hold Company stock with a value equal to 5.0 times his base salary until his separation from the Company. Executive Vice Presidents are required to hold Company stock with a value equal to 3.0 times their base salary until their separation from the Company. Senior Vice Presidents are required to hold Company stock with a value equal to 2.0 times their base salary until their separation from the Company. Personal holdings, vested awards and unvested RSUs count towards the ownership multiple. Although NEOs are not required to make purchases of our common stock to meet their target ownership multiple, NEOs are restricted from divesting any securities until such ownership multiples are attained, except in the event of hardship or to make a required tax payment, and they must maintain their ownership multiple after any such transactions. Once met, they must maintain their ownership multiple during their service. The current target stock ownership for NEOs as of March 2, 2026 is shown below. Each NEO exceeded his or her stock ownership guidelines as of March 2, 2026.
Named Executive Officer	Target Ownership Multiple	Actual Ownership Multiple
Craig Cornelius	5.0x	23.8x
Sarah Rubenstein	3.0x	5.6x
Kevin P. Malcarney	3.0x	12.0x
TAX AND ACCOUNTING CONSIDERATIONS
Section 162(m) of the Code precludes us, as a public company, from taking a tax deduction for individual compensation to certain of our executive officers in excess of $1 million, subject to certain exemptions. Prior to 2018, the exemptions included an exclusion of performance-based compensation within the meaning of Section 162(m) of the Code (“Section 162(m)”). The Tax Cuts and Jobs Act, enacted in December 2017, however, amended Section 162(m) and eliminated the exclusion of performance-based compensation from the $1 million limit, subject to certain exemptions. The Compensation Committee believes tax deductibility of compensation is an important consideration and continues to consider the implications of legislative changes to Section 162(m). However, the Compensation Committee also believes that it is important to retain flexibility in designing compensation programs, and as a result, has not adopted a policy that any particular amount of compensation must be deductible to the Company under Section 162(m).
The Compensation Committee also takes into account tax consequences to NEOs in designing the various elements of our compensation program, such as designing the terms of awards to defer immediate income recognition under Section 409A of the Code. The Compensation Committee remains informed of, and takes into account, the accounting implications of its compensation programs. However, the Compensation Committee approves programs based on their total alignment with our strategy and long-term goals.

COMPENSATION TABLES
Summary Compensation Table
Fiscal Year Ended December 31, 2025
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)
Craig Cornelius(5) President and Chief Executive Officer	2025	—	—	2,899,181	—	—	—	—	2,899,181
	2024	—	—	2,851,921	—	—	—	—	2,851,921
Sarah Rubenstein Executive Vice President and Chief Financial Officer	2025	433,990	—	773,485	—	348,281	—	22,043	1,577,799
	2024	418,846	—	470,513	—	508,300	—	13,800	1,411,459
	2023	369,365	—	464,062	—	200,200	—	13,200	1,046,827
Kevin P. Malcarney Executive Vice President, General Counsel and Corporate Secretary	2025	430,573	—	572,542	—	347,708	—	25,698	1,376,522
	2024	425,945	—	474,339	—	512,462	—	16,800	1,429,546
	2023	410,154	—	496,605	—	214,240	—	16,200	1,137,199

(1)
Reflects base salary earnings.

(2)
Reflects the grant date fair value determined in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718, Comparison — Stock Compensation. The Company uses the price of its Class C common stock on the date of grant as the fair value of the Company’s RSUs and CPSUs (and in the case of the CPSUs, based on the probable outcome at the date of grant, which was assumed to be target). The fair value of the TPSUs, estimated on the date of grant using a Monte Carlo simulation model, has been revised from the amount reported in the preliminary proxy statement filed by the Company on March 9, 2026 to reflect the use of this model. The number of PSUs granted is based on the 10-day average closing price of the Company’s Class C common stock ending on the date of grant, which is intended to more closely reflect the compensation practices of the Compensation Peer Group companies. For PSUs granted in 2025, if the maximum level of performance is achieved, the fair value will be approximately $3,441,265 for Mr. Cornelius, $678,712 for Ms. Rubenstein and $677,635 for Mr. Malcarney.

(3)
The amounts shown in this column represent the annual incentive bonuses paid to the NEOs. Further information regarding the annual incentive bonuses is included in the “2025 Annual Incentive Bonuses” section of this CD&A.

(4)
The amounts provided in the All Other Compensation column represent the additional benefits payable to the Other NEOs and include financial advisor fees and the employer match under the 401(k) plan. The following table identifies the additional compensation for each NEO:

Name and Principal Position	Year	Financial Advisor Fees ($)	401(k) Employer Matching Contribution ($)	Total ($)
Craig Cornelius(5) President and Chief Executive Officer	2025	—	—	—
	2024	—	—	—
	2023	—	—	—
Sarah Rubenstein Executive Vice President and Chief Financial Officer	2025	—	22,043	22,043
	2024	—	13,800	13,800
	2023	—	13,200	13,200
Kevin P. Malcarney Executive Vice President, General Counsel and Corporate Secretary	2025	3,000	22,698	25,698
	2024	3,000	13,800	16,800
	2023	3,000	13,200	16,200

(5)
Disclosure with respect to Mr. Cornelius is limited to compensatory amounts that are payable by the Company, which are limited to his RSU and PSU grants under the LTIP. For a more detailed discussion of the compensatory amounts provided to Mr. Cornelius by CEG, please see the sections entitled “Base Salary,” Annual Incentive Compensation,” “Long-Term Incentive Compensation,” “Benefits,” and “Potential Severance and Change-In-Control Benefits” in the “Elements of Compensation” section above.

Grants of Plan-Based Awards
Fiscal Year Ended December 31, 2025
Name	Award Type	Grant Date	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All other stock awards: Number of shares of stock or units(3) (#)	Grant date fair value of stock awards(4) ($)
				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Craig Cornelius(6)	TPSU	4/15/2025	2/15/2025	—	—	—	16,392	32,784	49,176	—	1,084,167
	CPSU	4/15/2025	2/15/2025	—	—	—	15,609	31,218	62,436		907,507
	RSU	4/15/2025	2/15/2025	—	—	—	—	—	—	31,218	907,507
Sarah Rubenstein	AIP			141,578	283,156	566,313	—	—	—	—	—
	TPSU	4/15/2025	2/15/2025				3,182	6,364	9,546		210,457
	CPSU	4/15/2025	2/15/2025				3,122	6,244	12,488		181,513
	RSU(5)	4/15/2025	2/15/2025							6,244	181,513
	RSU	4/15/2025	2/15/2025							6,880	200,002
Kevin P. Malcarney	AIP	—	—	141,345	282,690	565,379	—	—	—	—	—
	TPSU	4/15/2025	2/15/2025	—	—	—	3,177	6,354	9,531	—	210,127
	CPSU	4/15/2025	2/15/2025	—	—	—	3,117	6,234	12,468	—	181,222
	RSU	4/15/2025	2/15/2025	—	—	—	—	—	—	6,233	181,193

(1)
Threshold non-equity incentive plan awards include annual incentive plan threshold payments, as presented in the CD&A.

(2)
Target non-equity incentive plan awards include annual incentive plan target payments, as presented in the CD&A.

(3)
Maximum non-equity incentive plan awards include annual incentive plan maximum payments, as presented in the CD&A.

(4)
Reflects the grant date fair value determined in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718, Comparison — Stock Compensation. The Company uses the price of its Class C common stock on the date of grant as the fair value of the Company’s RSUs and CPSUs (and in the case of the CPSUs, based on the probable outcome at the date of grant, which was assumed to be target). The fair value of the TPSUs, estimated on the date of grant using a Monte Carlo simulation model, has been revised from the amount reported in the preliminary proxy statement filed by the Company on March 9, 2026 to reflect the use of this model. The number of PSUs granted is based on the 10-day average closing price of the Company’s Class C common stock ending on the date of grant.

(5)
Reflects a one-time grant of an additional RSU award (i.e., in addition to the annual RSU award traditionally issued pursuant to our long-term equity compensation program) to Ms. Rubenstein in recognition of achieving several key company initiatives.

(6)
Disclosure with respect to Mr. Cornelius is limited to compensatory amounts that are payable by the Company, which are limited to his RSU and PSU grants under the LTIP. For a more detailed discussion of the compensatory amounts provided to Mr. Cornelius by CEG, please see the sections entitled “Base Salary,” Annual Incentive Compensation,” “Long-Term Incentive Compensation,” “Benefits,” and “Potential Severance and Change-In-Control Benefits” in the “Elements of Compensation” section above.

Outstanding Equity Awards at Fiscal Year End
Fiscal Year Ended December 31, 2025
	Option Awards				Stock Awards
Name					Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date			Number of Unearned Shares that Have Not Vested (#)	Market Value of Unearned Shares that Have Not Vested ($)(1)
Craig Cornelius	—	—	—	—	62,513(2)(3)	2,079,182	239,895(4)	7,978,907
Sarah Rubenstein	—	—	—	—	21,439(5)	713,050	66,364(6)	2,207,266
Kevin P. Malcarney	—	—	—	—	14,437(7)	480,187	67,801(8)	2,255,061

(1)
Assumes achievement at (i) maximum award level for 2023 TPSU awards, (ii) maximum award level TPSU 2024 awards, (iii) maximum award level for 2025 TPSU awards and (iv) maximum award level for 2025 CPSU awards, as discussed in the CD&A.

(2)
This amount represents 10,406 RSUs and 452 DERs that will vest on April 15, 2026, 10,406 RSUs and 452 DERs that will vest on April 15, 2027, and 10,406 RSUs and 453 DERs that will vest on April 15, 2028.

(3)
This amount represents 12,636 RSUs and 1,155 DERs that will vest on July 1, 2026 and 12,674 RSUs and 1,159 DERs that will vest on July 1, 2027.

(4)
This amount represents 113,834 PSUs and 9,597 DERs that will vest on April 15, 2027, and 111,612 PSUs and 4,852 DERs that will vest on April 15, 2028.

(5)
This amount represents 8,649 RSUs and 771 DERs that will vest on April 15, 2026, 6,974 RSUs and 470 DERs that will vest on April 15, 2027, and 4,384 RSUs and 191 DERs that will vest on April 15, 2028.

(6)
This amount represents 15,375 PSUs and 2,754 DERs that will vest on April 15, 2026, 22,788 PSUs and 2,453 DERs that will vest on April 15, 2027, and 22,034 PSUs and 960 DERs that will vest on April 15, 2028.

(7)
This amount represents 6,493 RSUs and 698 DERs that will vest on April 15, 2026, 4,701 RSUs and

373 DERs that will vest on April 15, 2027, and 2,082 RSUs and 90 DERs that will vest on April 15, 2028. Amounts do not include shares withheld for payment of taxes due to retirement eligibility.
(8)
This amount represents 16,452 PSUs and 2,946 DERs that will vest on April 15, 2026, 22,974 PSUs and 2,474 DERs that will vest on April 15, 2027, and 21,999 PSUs and 956 DERs that will vest on April 15, 2028.

Option Exercises and Stock Vested
Fiscal Year Ended December 31, 2025
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)
Craig Cornelius(2)	—	—	13,406(3)	423,108(4)
Sarah Rubenstein	—	—	9,019(5)	262,230(6)
Kevin P. Malcarney	—	—	10,246(7)	297,958(8)

(1)
Includes shares and DERs that vested pursuant to underlying awards and converted to Class C common stock in 2025.

(2)
Disclosure with respect to Mr. Cornelius is limited to compensatory amounts that are payable by the Company, which are limited to his RSU and PSU grants under the LTIP. For a more detailed discussion of the equity-based compensation provided to Mr. Cornelius by CEG, please see the section entitled “Long-Term Incentive Compensation” in the “Elements of Compensation” section above.

(3)
Represents 12,635 RSUs and 771 DERs that vested on July 1, 2025 pursuant to the stock compensation awards granted on July 1, 2024.

(4)
The values are based on the July 1, 2025 Class C common stock closing share price of $34.56 for awards and DERs that vested on July 1, 2025. The values for retirement eligible NEOs are based on the Class C common stock closing share price on the dates the awards became eligible for continued vesting and shares and DERs were withheld to cover certain tax withholding obligations.

(5)
Represents 1,308 RSUs, 2,399 PSUs and 662 DERs that vested on April 15, 2025 pursuant to the respective stock compensation awards granted on April 15, 2022. Represents 1,677 RSUs and 218 DERs that vested on April 15, 2025 pursuant to the stock compensation award granted on April 15, 2023. Represents 2,596 RSUs and 159 DERs that vested on April 15, 2025 pursuant to the stock compensation award granted on April 15, 2024.

(6)
The values are based on the April 15, 2025 Class C common stock closing share price of $29.07 for awards and DERs that vested on April 15, 2025.

(7)
Represents 2,617 RSUs, 2,952 PSUs and 687 DERs that vested on April 15, 2025 pursuant to the respective stock compensation awards granted on April 15, 2022. Represents 1,635 RSUs and 212 DERs that vested on April 15, 2025 pursuant to the stock compensation award granted on April 15, 2023. Represents 1,610 RSUs and 287 DERs that vested on April 15, 2025 pursuant to the stock compensation award granted on April 15, 2024. Represents 232 shares and 14 DERs that were withheld to cover certain tax obligations in 2025 due to awards becoming eligible for continued vesting in the event of the NEO’s retirement.

(8)
The values are based on the April 15, 2025 Class C common stock closing share price of $29.07 for awards and DERs that vested on April 15, 2025. The values for retirement eligible NEOs are based on the Class C common stock closing share price on the dates the awards became eligible for continued vesting and shares and DERs were withheld to cover certain tax withholding obligations.

EMPLOYMENT AGREEMENTS
During 2025, the Company was not a party to employment agreements with any executive officers other than Mr. Cornelius, the terms of which are described below.
On April 30, 2024, our Board elected Mr. Cornelius as a member of the Board and appointed Mr. Cornelius as President and CEO of the Company, in each case effective as of July 1, 2024. As part of Mr. Cornelius’ appointment as our President and CEO, the then-existing employment agreement between CEG and Mr. Cornelius was amended and restated on April 30, 2024 (the “Cornelius Employment Agreement”). Pursuant to the Cornelius Employment Agreement, the Company was added as a party to that agreement.
The Cornelius Employment Agreement entitles Mr. Cornelius to an annual base salary, payable solely by CEG, the amount of which was set at $750,000 as of July 1, 2024. As noted above, the Compensation Committee is permitted under the terms of the Cornelius Employment Agreement to make non-binding recommendations to the CEG compensation committee regarding any adjustments to Mr. Cornelius’ base salary, and the CEG compensation committee will have final decisional authority with respect to such adjustments.
The Cornelius Employment Agreement provides that, beginning with the 2024 fiscal year, Mr. Cornelius will be eligible to receive an annual incentive bonus (the “CEG Bonus”) at a target amount equal to 175% of his then-current base salary, with the actual CEG Bonus with respect to a fiscal year payable solely by CEG based on the level of achievement of annual performance objectives established for such fiscal year with respect to the Company; provided that such actual CEG Bonus may not exceed 300% of Mr. Cornelius’ base salary as in effect at the end of such fiscal year. As noted above, during fiscal years in which Mr. Cornelius serves as our CEO (including fiscal year 2024), the performance objectives with respect to the CEG Bonus will be established, evaluated and approved (including for such purposes that relate to the extent to which such performance objectives are attained) by the Compensation Committee. The CEG compensation committee, in turn, is permitted to make non-binding recommendations to the Compensation Committee regarding the foregoing performance objective matters, and the Compensation Committee will have final decisional authority with respect to these matters.
The Cornelius Employment Agreement provides that Mr. Cornelius is eligible to participate in the LTIP, on such terms as are set forth therein. Mr. Cornelius’ annual long term incentive grant under the LTIP (the “Target LTIP Award”) is set at a target amount of 350% of his then-current annual base salary pursuant to the Cornelius Employment Agreement (noting that the Target LTIP Award for 2025 was increased from the 350% level specified in the Cornelius Employment Agreement to 367% in recognition of his performance). One-third of the Target LTIP Award will be in the form of RSUs, and the remainder will be in the form of PSUs. In addition, Mr. Cornelius received from CEG (i.e., under CEG’s equity compensation program) a grant of 375,000 restricted shares of the Class C common stock of the Company on April 30, 2024, which vests in three equal amounts, with one-third having vested on each of October 1, 2024 and October 1, 2025 and one-third vesting on October 1, 2026.
In addition to the compensation and benefits described above, the Cornelius Employment Agreement provides that Mr. Cornelius was eligible to receive the following in 2025:
•
Reimbursement by CEG for reasonable business expenses incurred by Mr. Cornelius in carrying out his duties and responsibilities as our President and CEO; and

•
Reimbursement by CEG for personal financial advisory and tax preparation services, or related legal advisory services, up to a maximum of $12,000 per year.

In addition, under the Cornelius Employment Agreement, CEG and the Company have agreed to indemnify Mr. Cornelius against any claims arising as a result of his position with the Company to the fullest extent legally permitted by CEG’s and the Company’s certificates of incorporation, bylaws or board resolutions (in each case, as applicable to CEG and the Company) or, if greater, Delaware law.
The Cornelius Employment Agreement includes (i) non-competition and non-interference restrictions on Mr. Cornelius with respect to CEG and the Company during the term of his employment, and (ii) non-solicitation restrictions on Mr. Cornelius with respect to CEG and the Company during the term of his employment and for one year after his termination of employment. The Cornelius Employment Agreement also includes confidentiality, non-disparagement obligations and intellectual property restrictions with respect to CEG and the Company.
The Cornelius Employment Agreement further entitles Mr. Cornelius to certain severance payments and benefits in the event his employment is terminated under certain circumstances. These separation benefits are described and quantified under the section “Severance and Change-in-Control” below.
SEVERANCE AND CHANGE-IN-CONTROL
Each NEO’s PSU and RSU award agreements under the LTIP provide for special treatment in the event of such NEO’s termination of employment under certain circumstances. Upon death or disability, an NEO’s RSUs and PSUs will vest in full and the performance metrics with respect to the PSUs will be deemed to be achieved at target levels. Upon retirement, an NEO’s RSUs and PSUs will remain eligible for vesting pursuant to the award agreement as though the NEO was continuously employed by the Company throughout the relevant period; provided that retirement occurs more than 12 months following the applicable award’s grant date. Further, if an NEO’s employment is involuntarily terminated by the Company without “cause” (as defined in the Cornelius Employment Agreement with respect to Mr. Cornelius and in the LTIP with respect to the Other NEOs) during the “Change in Control Period” (as defined below), (i) such NEO’s RSUs will vest in full immediately upon the later of such change in control or such termination of employment and (ii) the Compensation Committee will, pursuant to the terms and conditions of the LTIP and PSU award agreement(s), determine the final amount payable to the NEO, if any, pursuant to his or her PSUs; provided that, the payout percentage with respect to Mr. Cornelius’ TPSUs that were granted to him in 2024 will be deemed met at no less than 100% (or, if greater, the payout percentage determined based on actual performance). In general, no PSUs or RSUs that are granted to our NEOs provide for accelerated vesting upon any other involuntary termination. In addition, pursuant to the terms of the PSUs granted in 2025 and subject to the NEO remaining employed until immediately prior to the change in control, the Compensation Committee will determine whether the performance goals have been met in the event of a change in control, and the greater of actual performance or target performance will be deemed to be achieved, in which case (x) the PSUs will convert to time-based awards that vest at the earliest of the conclusion of the performance period to the extent the PSUs are assumed by the surviving or continuing company, or (y) the PSUs will vest immediately to the extent the PSUs are not assumed by the surviving or continuing company. RSUs granted to Ms. Rubenstein prior to her promotion to Senior Vice President and Chief Accounting Officer in 2022 provide pro-rated vesting for certain involuntary terminations of service that occur in connection with certain significant business events.
The “Change in Control Period” is the period commencing six months immediately prior to, and ending 24 months immediately following, a “change in control” of the Company (as “change in control” is defined in the LTIP).
MR. CORNELIUS’ BENEFITS
Pursuant to the Cornelius Employment Agreement, if Mr. Cornelius’ employment is involuntarily terminated by CEG without cause, or if he terminates his employment for good reason, CEG agrees to provide Mr. Cornelius with the following severance benefits, subject to Mr. Cornelius executing a release of claims as a condition to receipt of certain of the following severance benefits:
•
All accrued but unpaid base salary through the date of termination, any unpaid or unreimbursed expenses incurred in accordance with the Cornelius Employment Agreement and any benefits provided under CEG’s employee benefit plans upon a termination of employment (collectively, the “Accrued Obligations”);

•
An amount equal to his then-current base salary plus the target annual bonus for the year of termination, which amount will be paid during the 12-month period after the date of termination in accordance with CEG’s regular payroll practices;

•
Any unpaid annual bonus amount for the prior fiscal year to the extent not paid prior to the termination date; and

•
Reimbursement of COBRA premiums for 12 months after the date of termination, except that such coverage will be discontinued if Mr. Cornelius becomes eligible to receive any health benefits as a result of subsequent employment or service.

If Mr. Cornelius’ employment is terminated as a result of his death or disability, Mr. Cornelius will be entitled to (i) the Accrued Obligations, (ii) any unpaid annual bonus for the prior fiscal year, and (iii) an amount equal to the target annual bonus for the year of termination, which amount will be prorated based on the number of days during the year that Mr. Cornelius was employed by CEG. The Cornelius Employment Agreement does not provide Mr. Cornelius with any additional enhanced benefits in connection with a change in control, such that his severance benefits, if any, will be dictated by the trigger event for his termination.
If an excise tax under Section 4999 of the Code would be triggered by any payments under the Cornelius Employment Agreement or otherwise, such payments will be reduced so that no amounts are subject to Section 4999 of the Code, provided that such payments will only be reduced to the extent that the after-tax value of amounts received by Mr. Cornelius after application of such reduction would exceed the after-tax value of the amounts received without application of such reduction.
OTHER NEO BENEFITS
Under our AIP program, Other NEOs may receive a discretionary payment of the pro-rated target bonus in the event of their termination of employment under certain circumstances, including upon his or her termination due to retirement or involuntary termination without cause. Such amount, if payable in the Compensation Committee’s discretion, will be pro-rated based on the number of days during the year that he or she was employed by the Company.
In addition, under the CIC Plan, in the event of involuntary termination without cause, the Other NEOs are entitled to a general severance benefit equal to 1.5 times base salary payable in a lump sum amount and reimbursement for COBRA benefits continuation cost for a period of 18 months.
The CIC Plan also provides such Other NEOs with a change-in-control benefit in the event that, within six months prior to, as well as 24 months following, a change-in-control, their employment is either involuntarily terminated by the Company without cause or voluntarily terminated by such Other NEO for good reason. The change-in-control benefit for Mr. Malcarney and Ms. Rubenstein consists of an amount equal to 2.99 times the sum of his or her base salary plus the AIP target bonus for the year of termination. Such Other NEOs are also eligible for (i) an amount equal to their target bonus for the year of termination, pro-rated for the number of days during the performance period that they were employed by the Company and (ii) reimbursement for all or a portion of their COBRA benefits continuation cost for a period of 18 months at the same coverage level and cost, on an after-tax basis, as in effect immediately prior to his or her termination of employment.
As a condition of receiving severance or change-in-control benefits, such Other NEOs must execute a release of claims and acknowledge the restrictive covenants in the CIC Plan. Such restrictive covenants include non-competition, non-solicitation and non-disparagement covenants applicable for one year after termination, confidentiality and intellectual property obligations. The provisions of the CIC Plan may only be waived by the written consent of the Compensation Committee and the applicable Other NEO.
If an excise tax under Section 4999 of the Code would be triggered for an Other NEO by any payments under the CIC Plan or otherwise upon a change-in-control, such payments will be reduced so that no amounts are subject to Section 4999 of the Code, if such reduction would cause the amount to be retained by such Other NEO to be greater than if such Other NEO were required to pay such excise tax.
DEFINITION OF CHANGE-IN-CONTROL, ETC.
In general, under the CIC Plan and the LTIP:
•
A “change-in-control” occurs in the event: (a) any person or entity (with certain exceptions), becomes the direct or indirect beneficial owner of 50% or more of the Company’s then-outstanding voting or common stock or obtains the power to, directly or indirectly, vote or cause to be voted 50%

or more of the Company’s capital stock entitled to vote in the election of directors, including by contract or through proxy, (b) directors serving on the Board as of a specified date cease to constitute at least a majority of the Board unless such directors are approved by a vote of at least a majority of the incumbent directors; provided that a person whose assumption of office is in connection with an actual or threatened election contest or actual or threatened solicitation of proxies including by reason of agreement intended to avoid or settle such contest shall not be considered to be an incumbent director, (c) any reorganization, merger, consolidation, sale of all or substantially all of the assets of the Company or other transaction is consummated unless the previous stockholders of the Company own more than 50% of the then-outstanding common stock and combined voting power of the company resulting from such change-in-control transaction, or (d) the stockholders approve a plan or proposal to liquidate or dissolve the Company.
•
An involuntary termination without “cause” means the Other NEO’s termination by the Company for any reason other than the Other NEO’s (a) conviction of, or agreement to a plea of nolo contendere to, a felony or other crime involving moral turpitude (including an indictment therefor under the CIC Plan), (b) willful failure to perform his or her duties, (c) willful gross neglect or willful misconduct (including a material act of theft, fraud, malfeasance or dishonesty in connection with his or her performance of duties under the CIC Plan), or (d) breach of any written agreement between the Company and the NEO, a violation of the Company’s Code of Conduct or other written policy.

In general, under the CIC Plan:
•
A voluntary termination for “good reason” means the resignation of the Other NEO in the event of (a) a reduction in his or her base salary or target total compensation by more than 15%, excluding across-the-board reductions to his or her base salary or annual bonus target, or if during the Change in Control Period, any reduction of base salary or target total compensation (without regard to whether the reduction applies on an across-the-board basis), (b) a material reduction in his or her benefits under or relative level of participation in the Company’s employee benefit plans, (c) a material diminution in his or her title, authority, duties or responsibilities, (d) a relocation of his or her principal place of employment by more than 50 miles or (e) the failure of a successor to the Company to agree, in writing, to assume the CIC Plan.

In general, under the Cornelius Employment Agreement:
•
An involuntary termination with “cause” means Mr. Cornelius’ (i) act or acts of gross negligence or willful misconduct in the course of his employment under the Cornelius Employment Agreement, (ii) willful failure or refusal to perform in any material respect his duties or responsibilities (other than by reason of disability or illness), (iii) misappropriation (or attempted misappropriation) of any assets or business opportunities with respect to CEG or the Company, (iv) embezzlement or fraud committed (or attempted) by him or at his direction, (v) conviction of, indictment for, or pleading “guilty” or “no contest” to, (x) a felony or (y) any other criminal charge that has, or could be reasonably expected to have, an adverse impact on the performance of his duties with respect to CEG or the Company or otherwise result in material injury to the reputation or business of CEG or the Company, (vi) any material violation of CEG’s policies, including but not limited to those relating to sexual harassment or business conduct, and those otherwise set forth in the manuals or statements of policy of the CEG, or (vii) material breach of the Cornelius Employment Agreement.

•
A voluntary termination for “good reason” means the resignation of Mr. Cornelius in the event of (i) a material demotion in his title, duties, or responsibilities under the Cornelius Employment Agreement, including a change in reporting relationship to the CEG board of directors, (ii) a material reduction in his base salary or target CEG Bonus opportunity (other than pursuant to an across-the-board reduction applicable to all similarly situated executives), (iii) the relocation of his principal place of employment of more than twenty (20) miles from its current location, or (iv) any other material breach of a provision of the Cornelius Employment Agreement by CEG.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL
The amount of compensation payable by the Company to each NEO in each circumstance is shown in the table below, assuming that termination of employment occurred as of December 31, 2025, and including payments by the Company that would have been earned as of such date. The amounts shown below do not include benefits payable under the Company’s 401(k) plan.
Named Executive Officer	Involuntary Termination Not for Cause ($)	Voluntary Termination for Good Reason ($)	Involuntary Not for Cause or Voluntary for Good Reason Following a Change in Control ($)(1)	Death or Disability ($)	Qualified Retirement
Craig Cornelius(2)	—	—	6,827,629	6,827,629	—
Sarah Rubenstein	971,759	—	4,579,749	2,395,431	—
Kevin P. Malcarney(3)	970,507	—	3,971,933	2,193,184	1,539,990

(1)
The figure for Mr. Malcarney represents the best-net after-tax scenario if this results in him being in a better net after-tax position.

(2)
Disclosure with respect to Mr. Cornelius is limited to separation benefits that are payable by the Company, which are limited to his RSU and PSU grants under the LTIP.

(3)
Mr. Malcarney met the definition of Qualified Retirement in 2022 and is therefore entitled to certain payments and vesting of awards in the event he retires before they vest.

CEO PAY RATIO
As a result of the rules under the Dodd-Frank Act, the SEC requires disclosure of the CEO to median employee pay ratio. The following is a reasonable estimate, prepared under applicable SEC rules, of the ratio of the annual total compensation of our CEO, Mr. Cornelius, to the annual total compensation of our median employee. The annual total compensation of Mr. Cornelius listed below equals his total compensation as reported in the Summary Compensation Table. As discussed further in the CD&A, this amount with respect to Mr. Cornelius reflects only those amounts that are payable to him by the Company, which are limited to Mr. Cornelius’ annual RSU and PSU grants under the LTIP for 2025.
For purposes of our 2025 CEO pay ratio analysis, in light of the Company’s transition to being externally managed by CEG, effective for all periods in fiscal year 2025, a new median employee was identified in 2025. The identification of this median employee was based on the evaluation of the Company’s remaining employee base whose employment did not transfer to CEG on or before the beginning of 2025. Our median employee’s annual total compensation for 2025 was determined using the same rules that apply to reporting the compensation for our NEOs (including our CEO) in the “Total” column of the “Summary Compensation Table — 2023 – 2025” above. The following total compensation amounts were determined based on that methodology:
•
The annual total compensation of the median employee for 2025 was $750,797.

•
The annual total compensation of Mr. Cornelius for 2025 was $2,750,014.

•
As a result, we estimate that Mr. Cornelius’ 2025 annual total compensation was approximately 4 times that of our median employee.

Given the different methodologies, exemptions, estimates and assumptions that various public companies use to determine an estimate of their pay ratio, the estimated ratio reported above should not be solely used as a basis for comparison between companies.
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement required by Item 402(b) of Regulation S-K with management and, based upon such review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
Compensation Committee:
E. Stanley O’Neal, Chair
Jonathan Bram
Brian R. Ford
Olivier Jouny
Jennifer Lowry
Daniel B. More
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
No member of our Compensation Committee has served as one of our officers or employees at any time. None of our executive officers serves as a member of the compensation committee of any other company that has an executive officer serving as a member of the Board. None of our executive officers serves as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation Committee.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership of our equity securities with the SEC.
Based solely on a review of the copies of such reports furnished to us and any written representations of our executive officers and directors that no Forms 5 were required, we believe that all such Section 16(a) filing requirements were timely met during the year ended December 31, 2025, except for one late report on a Form 3 that was filed by Paige Goodwin, a director of the Company, on July 23, 2025. The late filing was due to administrative delays in obtaining Ms. Goodwin’s filing codes through the SEC’s new EDGAR Next filing system, which were required to submit the filing electronically.

PAY VERSUS PERFORMANCE DISCLOSURE
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officers (“PEOs”) and Non-PEO NEOs and Company performance for the fiscal years listed below.
	Summary Compensation Table Total for First PEO(2) ($)	Summary Compensation Table Total for Current PEO(2) ($)	Compensation Actually Paid to First PEO(3) ($)	Compensation Actually Paid to Current PEO(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(2) ($)	Average Compensation Actually Paid to Non-PEO NEOs(3) ($)	Value of Initial Fixed $100 Investment based on:(4)		Net Income ($ Millions)	CAFD ($ Millions)(5)
Year(1)							TSR ($)	Peer Group TSR ($)
2025	—	2,899,181	—	5,682,218	1,477,161	2,339,829	135.07	153.04	(239)	427
2024	3,196,766	2,851,921	(2,118,247)	3,136,532	1,420,503	1,301,872	99.70	130.68	(63)	425
2023	3,458,999	—	2,399,165	—	1,092,013	914,431	98.85	108.10	(14)	342
2022	3,348,224	—	2,612,184	—	1,016,878	187,491	108.54	119.01	1,060	326
2021	3,092,509	—	5,238,269	—	1,066,691	1,603,696	117.83	118.24	(75)	336

(1)
Christopher S. Sotos served as PEO from 2021 to June 2024 (“First PEO”). Craig R. Cornelius served as PEO since July 2024 (“Current PEO”). The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2021	2022	2023 – 2025
Kevin P. Malcarney	Kevin P. Malcarney	Kevin P. Malcarney
Chad Plotkin	Sarah Rubenstein	Sarah Rubenstein
	Chad Plotkin

(2)
Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table in the case of (i) Mr. Sotos, (ii) Mr. Cornelius and (iii) the average of the total compensation reported in the Summary Compensation Table for the Company’s Non-PEO NEOs for the applicable year.

(3)
The amounts shown for “Compensation Actually Paid” have been calculated in accordance with Item 402(v) of Regulation S-K for the applicable year and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments made as described under the “Reconciliation of CAP Adjustments” section below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the totals from the Stock Awards column set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for Current PEO ($)	Exclusion of Stock Awards for Current PEO ($)	Inclusion of Equity Values for Current PEO ($)	Compensation Actually Paid to Current PEO ($)
2025	2,899,181	(2,899,181)	5,682,218	5,682,218
Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2025	1,477,161	(673,014)	1,535,682	2,339,829

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Current PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Current PEO ($)	Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Current PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Current PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Current PEO ($)	Total - Inclusion of Equity Values for Current PEO ($)
2025	3,927,291	1,670,069	—	84,858	—	5,682,218
Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2025	933,393	568,999	—	33,290	—	1,535,682

(4)
The Peer Group TSR set forth in this table utilizes the Philadelphia Utility Sector Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2025. The comparison assumes $100 was invested for the period starting December 31, 2020, through the end of the listed year in the Company and in the Philadelphia Utility Sector Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.

(5)
As noted in the CD&A, the Compensation Committee selected CAFD as one of the key metrics for evaluating and rewarding management’s performance in the 2025 annual incentive compensation program. CAFD is a non-GAAP measure that is defined in the CD&A under the heading “2025 AIP Bonus Performance Criteria.” Given the importance of CAFD, as discussed further above (i.e., CAFD has a 40% weighting in the AIP scorecard), the Company has determined, in the Company’s assessment, that CAFD represents the most important financial performance measure (that is not otherwise required to be disclosed in the above table) used by the Company to link Compensation Actually Paid to the NEOs for 2025.

RELATIONSHIP BETWEEN PAY AND PERFORMANCE
We believe the Compensation Actually Paid in each of the years reported above and over the five-year cumulative period are reflective of the Compensation Committee’s emphasis on “pay-for-performance” as the Compensation Actually Paid fluctuated year-over-year, primarily due to the result of our stock performance and our varying levels of achievement against pre-established performance goals under the LTIP. Given the leverage of our compensation program towards equity awards, the Compensation Actually Paid is most directly impacted by our stock price performance.
Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and the cumulative TSR over the five most recently completed fiscal years for the Company and the Philadelphia Utility Sector Index TSR.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR
Compensation Actually Paid ($ Millions)
7
6
5
4
3
2
1
0
-1
-2
-3
TSR (12/31/2020 Indexed to $100)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
5.2
1.6
118.24
117.83
2.6
0.2
119.01
108.54
2.4
0.9
108.10
98.85
-2.1
3.1
1.3
130.68
99.70
5.7
2.3
153.04
135.07
2021
2022
2023
2024
2025
Fiscal Year
Christopher S. Sotos Compensation Actually Paid
Craig R. Cornelius Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Clearway Energy, Inc. Class C TSR
Philadelphia Utility Sector Index TSR

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our net income during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Net Income
Compensation Actually Paid ($ Millions)
Net Income ($ Millions)
7
6
5
4
3
2
1
0
-1
-2
-3
$1200
$1000
$800
$600
$400
$200
$0
-$200
-$400
5.2
1.6
-75
2.6
0.2
1,060
2.4
0.9
-14
-2.1
3.1
1.3
-63
5.7
2.3
-231
2021
2022
2023
2024
2025
Fiscal Year
Christopher S. Sotos Compensation Actually Paid
Criag R. Cornelius Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Clearway Energy, Inc. Net Income

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and CAFD
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our CAFD during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus CAFD
Compensation Actually Paid ($ Millions)
CAFD ($ Millions)
7
6
5
4
3
2
1
0
-1
-2
-3
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
5.2
1.6
336
2.6
0.2
326
2.4
0.9
342
-2.1
3.1
1.3
425
5.7
2.3
430
2021
2022
2023
2024
2025
Fiscal Year
Christopher S. Sotos Compensation Actually Paid
Craig R. Cornelius Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Clearway Energy, Inc. CAFD

Tabular List of Most Important Financial Performance Measures
The following is a list of financial performance measures, which in our assessment represent the most important financial performance measures used by the Company to link Compensation Actually Paid to the NEOs for 2025. The measures in this table are not ranked. In addition to these metrics, the Company’s annual bonus program includes key performance milestones relating to the Company’s relevant fleet capacities, project development priorities, cost efficiencies and savings, adherence to budget, energy resource planning, Enterprise Resource and employee engagement. Please see the CD&A for a further description of the metrics used in the Company’s executive compensation program.
•
CAFD

•
Relative TSR

•
CAFD Per Share

AUDIT COMMITTEE REPORT
The primary purpose of the Audit Committee is to assist the Board in its general oversight of the Company’s financial reporting process. The Audit Committee’s function is more fully described previously in this Proxy Statement and in its charter. The Audit Committee reviews the charter on an annual basis. The Board annually reviews the NYSE listing standards’ definition of independence for audit committee members and has determined that each member of the Audit Committee meets that standard. The Board has also determined that each of the four members of the Audit Committee who served as such in 2025 met the requirements of an “audit committee financial expert.”
Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations.
The Company’s independent registered public accounting firm for the fiscal year 2025, PricewaterhouseCoopers LLP, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles and auditing the Company’s internal control over financial reporting.
The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2025 with the Company’s management and has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the PCAOB Auditing Standard No. 1301, as amended, “Communication with Audit Committees.” In addition, PricewaterhouseCoopers LLP has provided the Audit Committee with the written disclosures and the letter required by Statement on the PCAOB Auditing Standard No. 1301, “Communication with Audit Committees,” and the Audit Committee has discussed with PricewaterhouseCoopers LLP their independence. The Audit Committee also reviewed, and discussed with management and PricewaterhouseCoopers LLP, management’s report and PricewaterhouseCoopers LLP’s report and attestation on internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act.
Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the SEC.
Audit Committee:
Brian R. Ford, Chair
Jennifer Lowry
Daniel B. More
E. Stanley O’Neal

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AUDIT AND NONAUDIT FEES
The following table presents fees for professional services rendered by PricewaterhouseCoopers LLP, our principal independent registered public accounting firm:
	Year Ended December 31,
	2025	2024
Audit Fees	$5,866,181	$4,479,259
Tax Fees	1,959,625	518,572
All Other Fees	897,000	2,000
Total	$8,722,806	$4,999,831
AUDIT FEES
For 2025 and 2024, PricewaterhouseCoopers LLP billed the Company approximately $5,866,181 and $4,479,259, respectively, for the integrated audit of the Company’s annual consolidated financial statements, internal control over financial reporting and the review of the Company’s quarterly consolidated financial statements on Form 10-Q that are customary under the standards of the Public Company Accounting Oversight Board (United States).
AUDIT-RELATED FEES
For 2025 and 2024, there were no audit-related fees billed to the Company.
TAX FEES
For 2025 and 2024, PricewaterhouseCoopers LLP billed the Company approximately $1,959,625 and $518,572, respectively, relating primarily to compliance work.
ALL OTHER FEES
For 2025 and 2024, PricewaterhouseCoopers LLP billed the Company approximately $897,000 and $2,000, respectively, in other fees relating to online subscription fees and pre-implementation review of the Company’s new enterprise resource planning application.
POLICY ON AUDIT COMMITTEE PRE-APPROVAL
The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the independent registered public accounting firm of the Company. The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm of the Company.
The Audit Committee annually reviews and pre-approves services that are expected to be provided by the independent registered public accounting firm. The term of the pre-approval is 12 months from the date of the pre-approval, unless the Audit Committee approves a shorter time period. The Audit Committee may periodically amend and/or supplement the pre-approved services based on subsequent determinations.
Unless the Audit Committee has pre-approved Audit Services or a specified category of non-audit services, any engagement to provide such services must be pre-approved by the Audit Committee if it is to be provided by the independent registered public accounting firm. The Audit Committee must also pre-approve any proposed services exceeding the pre-approved budgeted fee levels for a specified type of service.
The Audit Committee has authorized its Chair to pre-approve services in amounts up to $100,000 per engagement. Engagements exceeding $100,000 must be approved by the full Audit Committee. Engagements pre-approved by the Chair are reported to the Audit Committee at its next scheduled meeting. The Audit Committee approved all of the audit-related fees, tax fees and all other fees described above.

QUESTIONS AND ANSWERS
WHAT IS THE PURPOSE OF THE ANNUAL MEETING?
The purpose of the Annual Meeting is to:
1.
elect eleven directors;

2.
approve the Say on Pay Proposal;

3.
approve the Ratification of PricewaterhouseCoopers LLP’s Appointment Proposal;

4.
approve the Charter Amendment Proposal; and

5.
conduct such other business as may properly come before the Annual Meeting and any adjournment or postponement.

Other than these proposals, the Board is not aware of any other matters to be presented for a vote at the Annual Meeting.
WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?
All of our stockholders may attend the Annual Meeting. However, only stockholders who owned our Class A, Class B, Class C or Class D common stock at the close of business on March 19, 2026, the record date for the Annual Meeting, or their duly appointed proxies, are entitled to vote at the Annual Meeting.
Many stockholders hold their shares through a stockbroker, bank, trustee or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially:
•
Stockholder of Record — If your shares are registered directly in your name with our transfer agent, Computershare, you are considered the stockholder of record of those shares.

•
Beneficial Owner — If your shares are held in a stock brokerage account, or by a bank, trustee or other nominee, you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote and you are also invited to attend the Annual Meeting virtually, as described below. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the Annual Meeting. Your broker, trustee or nominee is obligated to provide you with a voting instruction card for you to use to vote during the Annual Meeting. You may be required to provide proof of beneficial ownership, such as your most recent account statement as of the record date, a copy of the voting instruction form provided by your broker, bank, trustee or nominee, or other similar evidence of ownership.

HOW MANY VOTES DO I HAVE?
You have one vote for each share of our Class A or Class B common stock you owned as of the record date for the Annual Meeting. You have 1/100th of one vote for each share of our Class C or Class D common stock you owned as of the record date for the Annual Meeting. Holders of shares of our Class A, Class B, Class C and Class D common stock vote together as a single class on all matters presented to our stockholders for their vote or approval, except as otherwise provided by applicable law.
CEG beneficially owns all of our outstanding Class B common stock and Class D common stock, which represents, in the aggregate, approximately 54.88% of the combined voting power of our common stock as of the record date.
WHAT ARE THE RECOMMENDATIONS OF THE BOARD?
The Board recommends a vote:
1.   FOR the election of the director nominees;

2.   FOR the Say on Pay Proposal;
3.   FOR the Ratification of PricewaterhouseCoopers LLP’s Appointment Proposal; and
4.   FOR the Charter Amendment Proposal.
If you grant a proxy and any additional matters are properly presented for a vote at the Annual Meeting, either of the persons named as proxy holders, Craig Cornelius or Kevin P. Malcarney, will have the discretion to vote your shares.
HOW MANY VOTES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?
We will have a quorum, and will be able to conduct the business of the Annual Meeting, if the holders of a majority in voting power of the outstanding shares of our Class A, Class B, Class C and Class D common stock entitled to vote at the Annual Meeting are represented through virtual attendance or by proxy at the Annual Meeting. In addition, with respect to the Charter Amendment Proposal, the presence of the holders of a majority in voting power of the outstanding shares of our Class A common stock entitled to vote at the Annual Meeting, represented through virtual attendance or by proxy at the Annual Meeting, will constitute a quorum for purposes of the Charter Amendment Proposal. As of the record date, there were 78,631,266 votes entitled to be cast in the aggregate by the holders of all shares of our common stock outstanding, consisting of:
•
34,613,853 shares of our Class A common stock (representing the same number of votes);

•
42,738,750 shares of our Class B common stock (representing the same number of votes);

•
86,290,173 shares of our Class C common stock (representing 862,902 votes); and

•
41,576,142 shares of our Class D common stock (representing 415,761 votes).

The presence of holders entitled to cast at least 39,315,634 votes (and, with respect to the Charter Amendment Proposal, the presence of holders of at least 17,306,927 shares of Class A common stock) will be required to establish a quorum. Both abstentions and broker non-votes, if any, are counted as present for determining the presence of a quorum. For more information regarding the treatment of abstentions and broker non-votes, see “What are abstentions and broker non-votes and how are they treated?”
WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?
1.
Election of Directors — The nominees for election as directors at the Annual Meeting will be elected by the vote of a plurality of the votes entitled to be cast by all shares of our common stock entitled to vote on the election, voting as a single class and represented through virtual attendance or by proxy at the Annual Meeting. This means the director nominees receiving the highest number of affirmative votes will be elected as directors. Votes withheld from a director nominee will have no effect on the election of the director from whom votes are withheld.

2.
Say on Pay Proposal — This proposal requires the affirmative vote of the majority in voting power of the shares of our common stock present through virtual attendance or represented by proxy at the Annual Meeting and entitled to vote on the proposal. While this is an advisory vote, the Board and the Compensation Committee value the opinions of stockholders and if there are a significant number of votes against this proposal, the Board and the Compensation Committee will consider stockholders’ concerns and evaluate actions necessary to address those concerns.

3.
Ratification of PricewaterhouseCoopers LLP’s Appointment Proposal — This proposal requires the affirmative vote of a majority in voting power of the shares of our common stock present through virtual attendance or represented by proxy at the Annual Meeting and entitled to vote on the proposal. If the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm is not ratified, the Audit Committee will reconsider its selection.

4.
Charter Amendment Proposal — This proposal requires the affirmative vote of (i) 66 2∕3% of the combined voting power of the shares of our common stock outstanding and entitled to vote on the proposal and (ii) a majority in voting power of the shares of our Class A common stock outstanding and entitled to vote on the proposal.

WHAT ARE ABSTENTIONS AND BROKER NON-VOTES AND HOW ARE THEY TREATED?
An abstention occurs when a stockholder or its proxy is present at the meeting and entitled to vote on a proposal but either expressly abstains or does not vote on the proposal. A “broker non-vote” occurs when a broker has not received voting instructions from the beneficial owner with respect to the proposal and the broker does not have discretionary authority to vote the shares because the proposal is non-routine. Brokers who do not receive instructions from the beneficial owner are entitled to vote on the Ratification of PricewaterhouseCoopers LLP’s Appointment Proposal, but do not have the discretion to vote on the election of directors, the Say on Pay Proposal or the Charter Amendment Proposal. Broker non-votes and abstentions, if any, will be treated as follows with respect to votes on each of the proposals:
Proposal	Treatment of Abstentions	Treatment of Broker Non-Votes
1. Election of Directors	No effect on this proposal.	No effect on this proposal.
2. Say on Pay Proposal	Counted toward the tabulation of votes on this proposal and will have the same effect as a vote AGAINST this proposal.	No effect on this proposal.
3. Ratification of PricewaterhouseCoopers LLP’s Appointment Proposal	Counted toward the tabulation of votes on this proposal and will have the same effect as a vote AGAINST this proposal.	Not applicable since brokers have discretionary authority to vote on this proposal.
4. Charter Amendment Proposal	Counted toward the tabulation of votes on this proposal and will have the same effect as a vote AGAINST this proposal.	Counted toward the tabulation of votes on this proposal and will have the same effect as a vote AGAINST this proposal.
HOW DO I VOTE?
If you hold shares of Class A, Class B, Class C or Class D common stock directly as the stockholder of record, you may vote through virtual attendance at the Annual Meeting, by granting a proxy or, if you hold shares in street name (through a bank, broker, trustee or other nominee), by submitting voting instructions to your bank, broker, trustee or nominee. You may vote over the Internet, by telephone, by mail or through virtual attendance at the Annual Meeting. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your bank, broker, trustee or nominee.
•
Vote By Internet: If you have Internet access, you may submit your proxy by using the Internet 24 hours a day, 7 days a week, up until 11:59 p.m., Eastern Time, on April 28, 2026, by visiting the website provided on the Notice of Internet Availability of Proxy Materials (Notice of Availability) or voting instruction card. If you vote by using the Internet, you do not need to return your proxy card or voting instruction card.

•
Vote By Telephone: If you live in the United States, you may use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, up until 11:59 p.m., Eastern Time, on April 28, 2026. The telephone number is printed on your proxy card or voting instruction card. If you vote by telephone, you do not need to return your proxy card or voting instruction card.

•
Vote By Mail: You may submit your proxy by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker, trustee, or nominee, and mailing it in the enclosed postage-paid, addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign, but do not provide instructions, your shares will be voted as the Board recommends. Mark, sign and date your proxy card and return it in the postage-paid envelope provided as soon as possible as it must be received by the Company prior to April 29, 2026, the Annual Meeting date.

•
Vote During the Virtual Annual Meeting: To vote during the virtual Annual Meeting, Stockholders of record at the close of business on March 19, 2026, or their legal proxy holders, must register for and log in to www.virtualshareholdermeeting.com/CWEN2026 using their 16-digit control number provided on their proxy card. Stockholders holding shares in a joint account may virtually attend the meeting if they provide proof of joint ownership, and if each stockholder follows the admission requirements described below. Please refer to “— How can I vote virtually during the Annual Meeting?”.
MAY I CHANGE MY VOTE?
You may change your proxy instructions or revoke your proxy at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by: (a) delivering a written notice of revocation bearing a later date than the proxy being revoked, (b) signing and delivering a later dated written proxy relating to the same shares or (c) virtually attending the Annual Meeting and voting (although virtual attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). For shares held in street name, you may change your vote by submitting new voting instructions to your broker, trustee, or nominee, or by attending the Annual Meeting and voting using your 16-digit control number.
HOW CAN I VOTE VIRTUALLY DURING THE ANNUAL MEETING?
Stockholders of record at the close of business on March 19, 2026, or their legal proxy holders, will be able to access the Annual Meeting webcast, ask questions and vote online at www.virtualshareholdermeeting.com/CWEN2026 by entering their 16-digit control number provided on their proxy card. This website also will contain instructions to participate in the virtual Annual Meeting.
WHAT HAPPENS IF I DO NOT PROVIDE INSTRUCTIONS AS TO HOW TO VOTE?
If you sign your proxy card or voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.
WHERE CAN I OBTAIN THE LIST OF STOCKHOLDERS ENTITLED TO VOTE?
The names of stockholders of record entitled to vote at the Annual Meeting will be available at the website for the Annual Meeting at www.virtualshareholdermeeting.com/CWEN2026 and for ten days prior to the meeting for any purpose germane to the Annual Meeting, between the hours of 8:30 a.m. and 5:00 p.m., Eastern Time, at our principal executive offices at 300 Carnegie Center, Suite 300, Princeton, New Jersey 08540. Please contact our Corporate Secretary if you wish to review the list of stockholders at our principal executive offices.
WHO PAYS THE COST OF SOLICITATION OF PROXIES?
We will pay for the cost of preparing, assembling, printing, mailing and distributing these proxy materials. Our directors and officers, as well as employees of CEG in accordance with the services such employees perform for and on our behalf pursuant to the CEG Master Services Agreement, may solicit proxies or votes in person, by telephone, or by electronic communication. Such individuals will not receive any additional compensation for these solicitation activities. We have retained MacKenzie Partners, Inc. to assist us in soliciting your proxy for an estimated fee of $35,000, plus reasonable out-of-pocket expenses. Fees for these services are calculated on a flat or per-stockholder basis and will not be contingent upon the number of votes in favor of the Charter Amendment Proposal. In addition, no fees will be paid for the solicitation of any stockholder to submit proxies or vote in favor of the Charter Amendment Proposal. MacKenzie Partners, Inc. is not authorized to make, and will not make, any recommendation to our stockholders to either approve or disapprove the Charter Amendment Proposal or otherwise express any opinion or judgment concerning the Charter Amendment Proposal. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and any other solicitation materials to beneficial owners of our common stock.
WHO IS THE COMPANY’S TRANSFER AGENT?
Our transfer agent is Computershare. All communications concerning stockholder inquiries can be handled by contacting Clearway Energy, Inc. c/o Computershare, Computershare Investor Services, by

regular mail to P.O. Box 43006, Providence, RI 02940-3006, by overnight delivery to 150 Royall Street, Suite 101, Canton, MA 02021, or by telephone at 1-877-373-6374, or 1-781-575-2879 (outside the U.S. and Canada), or 1-800-952-9245 (Hearing Impaired-TTY). Their website is http://www.computershare.com. Certificates for transfer and address changes should be sent either by regular mail to Computershare, P.O. Box 43006, Providence, RI 02940-3006 or by overnight delivery to Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.
WHAT IS “HOUSEHOLDING”?
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, multiple stockholders who share the same last name and address and do not participate in electronic delivery will receive only one copy of the proxy materials or the Notice of Availability. We have undertaken householding to reduce our printing costs and postage fees. Stockholders may elect to receive individual copies of the proxy materials or Notice of Availability at the same address by contacting Broadridge Financial Solutions, Inc. by telephone at 1-866-540-7095, by mail at Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or by e-mail at sendmaterial@proxyvote.com. Stockholders who are receiving individual copies of such materials, and who would like to receive single copies at a shared address, may contact Broadridge Financial Solutions, Inc. with this request by using the contact information provided above.
HOW CAN I REQUEST ADDITIONAL MATERIALS?
Stockholders may request additional copies of the proxy materials or Notice of Availability by contacting Broadridge Financial Solutions, Inc. by telephone at 1-800-579-1639 or by e-mail at sendmaterial@proxyvote.com.
WHOM SHOULD I CALL IF I HAVE QUESTIONS ABOUT THE ANNUAL MEETING?
If you have any questions or need any assistance in voting your shares, please contact our proxy solicitor:
MacKenzie Partners, Inc.
7 Penn Plaza, Suite 503
New York, NY 10001
(800) 322-2885
or
(212) 929-5500
Email: proxy@mackenziepartners.com
***

REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR
THE 2027 ANNUAL MEETING OF STOCKHOLDERS
STOCKHOLDER PROPOSALS FOR INCLUSION IN THE COMPANY’S PROXY STATEMENT FOR THE 2027 ANNUAL MEETING OF STOCKHOLDERS
Deadline
In order for a stockholder proposal to be considered for inclusion in our proxy statement for the 2027 Annual Meeting, our Corporate Secretary must receive the proposal no later than the close of business on December 2, 2026, which is the 120th day prior to the first anniversary of the date on which this Proxy Statement was first released to our stockholders in connection with the 2026 Annual Meeting. If we change the date of the 2027 Annual Meeting by more than 30 days from the anniversary of this year’s Annual Meeting, stockholder proposals must be received a reasonable time before we begin to print and mail the proxy materials for the 2027 Annual Meeting in order to be considered for inclusion in our proxy statement. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, no later than March 1, 2027.
Method of Submitting Proposals
Proposals must be sent via registered, certified, or express mail (or other means that allows the stockholder to determine when the proposal was received by the Corporate Secretary) to the Corporate Secretary, Clearway Energy, Inc., 300 Carnegie Center, Suite 300, Princeton, New Jersey 08540. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Corporate Secretary, and also must comply with the SEC’s regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials.
STOCKHOLDER PROPOSALS OR STOCKHOLDER NOMINATION OF DIRECTOR TO BE BROUGHT AT THE 2027 ANNUAL MEETING (WITHOUT INCLUSION IN THE COMPANY’S PROXY STATEMENT)
Alternatively, stockholders intending to present a proposal or nominate a director for election at the 2027 Annual Meeting without having the proposal or nomination included in our proxy statement must comply with the requirements set forth in our Bylaws and summarized below.
Deadline
Our Bylaws require, among other things, that our Corporate Secretary receive the proposal or nomination no earlier than the close of business on the 120th day, and no later than the close of business on the 90th day, prior to the first anniversary of this year’s Annual Meeting, unless the 2027 Annual Meeting is more than 30 days before or more than 70 days after such anniversary date. For our 2027 Annual Meeting, our Corporate Secretary must receive the proposal or nomination no earlier than December 30, 2026 and no later than the close of business on January 29, 2027, unless the 2027 Annual Meeting is held earlier than March 30, 2027 or later than July 8, 2027, in which case the proposal or nomination should be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (a) the 90th day prior to the date of the 2027 Annual Meeting or (b) the 10th day following the day on which the date of the 2027 Annual Meeting is first publicly announced by the Company.
Information Required
The proposal or nomination must contain the information required by Article II, Section 11 of the Bylaws, a copy of which is available upon request to our Corporate Secretary. If the stockholder does not meet the applicable deadlines or comply with the requirements of SEC Rule 14a-4, we may exercise discretionary voting authority under proxies we solicit to vote, in accordance with our best judgment, on any such proposal.

APPENDIX A
CLEARWAY ENERGY, INC.
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
Clearway Energy, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:
A.
The name of the corporation is Clearway Energy, Inc. The date of filing of its original Certificate of Incorporation (the “Original Certificate”) with the Secretary of State was December 20, 2012, and the name under which the corporation was originally incorporated is NRG YIELDCO, INC. The name of the corporation was changed to Clearway Energy, Inc. pursuant to a Certificate of Amendment filed on August 31, 2018.

B.
The Original Certificate, as amended, was amended and restated by that certain Amended and Restated Certificate of Incorporation of Clearway Energy, Inc. dated as of May 1, 2020 (the “Amended and Restated Certificate”).

C.
The Second Amended and Restated Certificate of Incorporation of Clearway Energy, Inc. in the form attached hereto as Exhibit A has been duly adopted in accordance with the provisions of Sections 242 and 245 of the DGCL by the directors and stockholders of the corporation.

D.
The text of the Amended and Restated Certificate is amended and restated to read in full as set forth in Exhibit A attached hereto.

IN WITNESS WHEREOF, the corporation has caused this Second Amended and Restated Certificate of Incorporation to be signed by the undersigned authorized officer this     day of       , 2026.
Clearway Energy, Inc.,
a Delaware corporation
By:

Name:
Kevin P. Malcarney

Title:
Executive Vice President, General Counsel and Corporate Secretary

Exhibit A
CLEARWAY ENERGY, INC.
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
ARTICLE ONE
The name of the corporation is Clearway Energy, Inc. (the “Corporation”).
ARTICLE TWO
The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.
ARTICLE THREE
The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).
ARTICLE FOUR
Section 1.   Conversion of Class A Common Stock into Class C Common Stock.
(a)   Upon the filing (the “Effective Time”) of this Certificate (as defined below) pursuant to Sections 242 and 245 of the DGCL, each share of Class A Common Stock (as defined below) shall become convertible into one fully paid and nonassessable share of Class C Common Stock (as defined below), which Class C Common Stock shall have the rights, preferences, privileges and restrictions set forth in this Certificate. Such conversion (the “Class A Conversion”) shall occur automatically, without further action on the part of the Corporation or any holder of Class A Common Stock, at 12:01 a.m., Eastern Time, on the second business day following the Effective Time.
(b)   From and after the Class A Conversion, certificates formerly representing shares of Class A Common Stock shall represent the number of shares of Class C Common Stock into which such shares of Class A Common Stock shall have been converted pursuant to this Certificate. Following the Class A Conversion, any holder of a certificate formerly representing shares of Class A Common Stock may surrender such certificate to the Corporation at any time during normal business hours at the principal executive offices of the Corporation or at the office of the Corporation’s transfer agent (the “Transfer Agent”), accompanied by a written request from the holder of such shares for a new certificate representing the shares of Class C Common Stock into which such shares were converted, and (if so required by the Corporation or the Transfer Agent) by instruments of transfer, in form satisfactory to the Corporation and to the Transfer Agent, duly executed by such holder or such holder’s duly authorized attorney. As promptly as practicable following the surrender of any such certificate formerly representing shares of Class A Common Stock and the payment in cash of any amount required by the next sentence, the Corporation shall deliver or cause to be delivered at the office of the Transfer Agent a certificate or certificates representing the number of full shares of Class C Common Stock into which the shares of Class A Common Stock formerly represented by such certificate were converted, issued in such name or names as such holder may direct. The issuance of certificates for shares of Class C Common Stock upon the Class A Conversion shall be made without charge to the holders of such shares for any stamp or other similar tax in respect of such issuance; provided, however, that if any such certificate is to be issued in a name other than that of the holder of the share or shares that were converted, then the holder requesting the issuance thereof shall pay to the Corporation the amount of any tax that may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that such tax has been paid or is not payable.
(c)   From and after the Class A Conversion, all references in this Certificate (other than this Section 1 of Article FOUR) to Class A Common Stock shall be deemed to have no further force or effect and the Corporation shall no longer have authority to issue or reissue shares of Class A Common Stock. Any shares of Class A Common Stock that are converted pursuant to the Class A Conversion shall be automatically and immediately cancelled and retired and shall not be reissued, sold or transferred. The Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Class A Common Stock accordingly.
Section 2.   Authorized Shares.   The total number of shares of capital stock which the Corporation has authority to issue is 2,544,613,853 shares, consisting of:
(a)   10,000,000 shares of Preferred Stock, par value $0.01 per share (“Preferred Stock”);
(b)   34,613,853 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”);
(c)   500,000,000 shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”);
(d)   1,000,000,000 shares of Class C Common Stock, par value $0.01 per share (“Class C Common Stock”); and
(e)   1,000,000,000 shares of Class D Common Stock, par value $0.01 per share (“Class D Common Stock” and, together with the Class A Common Stock, the Class B Common Stock and the Class C Common Stock, the “Common Stock”).
Section 3.   Preferred Stock.   The Preferred Stock may be issued from time to time and in one or more series. By resolution adopted by the affirmative vote of at least a majority of the total number of directors then in office, the board of directors of the Corporation (the “Board of Directors”) is authorized to determine or alter the powers, preferences and rights, and the qualifications, limitations and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, and within the limitations or restrictions stated in any resolution or resolutions of the Board of Directors adopted by the affirmative vote of at least a majority of the total number of directors then in office, originally fixing the number of shares constituting any series of Preferred Stock to increase or decrease (but not below the number of shares of any such series of Preferred Stock, then outstanding) the number of shares of any such series of Preferred Stock and to fix the number of shares of any series of Preferred Stock. In the event that the number of shares of any series of Preferred Stock shall be so decreased, the shares constituting such decrease shall resume the status which such shares had prior to the adoption of the resolution originally fixing the number of shares of such series of Preferred Stock subject to the requirements of applicable law. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations and restrictions granted to or imposed upon, any such series of Preferred Stock may be made dependent upon facts ascertainable outside the resolutions or resolutions providing for the issue of such Preferred Stock, adopted by the affirmative vote of at least a majority of the total number of directors then in office, provided that the manner in which such facts shall operate upon the powers, preferences and rights of, and the qualifications, limitations and restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Any of the powers, preferences and rights of, and the qualifications, limitations and restrictions granted to or imposed upon, such series of Preferred Stock is clearly and expressly set forth in the resolution or resolutions providing for the issue of such series of Preferred Stock adopted by the affirmative vote of at least a majority of the total number of directors then in office.
Section 4.    Common Stock.
(a)   Voting Rights.   Except as otherwise provided by the DGCL or this Second Amended and Restated Certificate of Incorporation (this “Certificate”), and subject to the rights of holders of any series of Preferred Stock, all of the voting power of the stockholders of the Corporation shall be vested in the holders of the Common Stock. Holders of Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock shall vote together as a single class on all matters presented to the stockholders of the Corporation for their approval or vote. Each holder of Class A Common Stock and Class B Common Stock shall have one vote for each share held by such holder on all matters voted upon by the stockholders of the Corporation. Each holder of Class C Common Stock and Class D Common Stock shall have 1/100th of one vote for each share held by such holder on all matters voted upon by the stockholders of the Corporation.
(b)   Dividends and Other Distributions.
(i)   Subject to the rights of holders of any series of Preferred Stock, the holders of Class A Common Stock and Class C Common Stock shall share ratably in all dividends as may from time to time be declared by the Board of Directors in respect of the Common Stock out of the assets of the Corporation legally available for the payment thereof at such times and in such amounts as the Board of Directors in its discretion shall determine.
(ii)   Except as provided in clause (b)(iii) below with respect to stock dividends, dividends and other distributions of cash or property may not be declared or paid on the Class B Common Stock or Class D Common Stock.
(iii)   In no event will any stock dividends, stock splits, reverse stock splits, combinations of stock, reclassifications or recapitalizations be declared or made on any of the Class A Common Stock, the Class B Common Stock, the Class C Common Stock or the Class D Common Stock, unless contemporaneously therewith, the shares of Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock at the time outstanding are treated in the same proportion and the same manner. Stock dividends with respect to Class B Common Stock may only be paid with Class B Common Stock. Stock dividends with respect to Class D Common Stock may only be paid with Class D Common Stock.
(c)   Liquidation, Dissolution or Winding Up.   In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and of the preferential and other amounts, if any, to which the holders of Preferred Stock shall be entitled, the holders of all outstanding shares of Class A Common Stock and Class C Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution ratably in proportion to the number of shares of Class A Common Stock and Class C Common Stock held by each such stockholder. Except as otherwise provided in this Article FOUR and except for their right to receive payment for the par value of their shares of Class B Common Stock and Class D Common Stock, the holders of shares of Class B Common Stock and Class D Common Stock shall not be entitled to receive any assets of the Corporation in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.
(d)   Retirement of Class B Common Stock and Class D Common Stock.   In the event that, pursuant to that certain Third Amended and Restated Exchange Agreement, dated as of April 1, 2026, by and among Clearway Energy Group LLC, a Delaware limited liability company (“CEG”), Clearway Energy LLC, a Delaware limited liability company (“Clearway LLC”), and the Corporation, CEG or its permitted transferees or assignees exchange a Class B unit of Clearway LLC for a share of Class C Common Stock, or exchange a Class D unit of Clearway LLC for a share of Class C Common Stock, an equivalent number of outstanding shares of Class B Common Stock or Class D Common Stock, respectively, shall be subject to mandatory redemption at a price per share equal to its per share par value and thereupon shall automatically and without further action on the part of the Corporation or any holder of Class B Common Stock or Class D Common Stock, as applicable, or other series of stock of the Corporation be cancelled and retired.
(e)   Preemptive Rights.   Except as otherwise provided in this Article FOUR, no holder of Common Stock shall have any preemptive, conversion or other rights to subscribe for additional shares with respect to the Common Stock or any other securities of the Corporation, or to any obligations convertible (directly or indirectly) into securities of the Corporation, whether now or hereafter authorized.
(f)   Equal Status.   Except as expressly provided in this Article FOUR, Class C Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects to the Class A Common Stock as to all matters. Without limiting the generality of the foregoing, (i) in the event of a merger, consolidation or other business combination of the Corporation requiring the approval of the holders of the Corporation’s capital stock entitled to vote thereon (whether or not the Corporation is the surviving entity), the holders of the Class C Common Stock shall receive the same amount and form of consideration, if any, on a per share basis as the consideration, if any, received by holders of the Class A Common Stock in connection with such merger, consolidation or combination (provided that if holders of Class A Common Stock are entitled to make an election as to the amount or form of consideration such holders shall receive in any such merger, consolidation or combination with respect to their shares of Class A Common Stock, the holders of Class C Common Stock shall be entitled to make the same election as to their shares of Class C Common Stock), and (ii) in the event of (x) any tender or exchange offer to acquire any shares of Common Stock by any third party pursuant to an agreement to which the Corporation is a party or (y) any tender or exchange offer or any other redemption or repurchase by the Corporation to acquire any shares of Common Stock, pursuant to the terms of the applicable tender or exchange offer or other repurchase, the holders of the Class C Common Stock shall receive the same amount and form of consideration on a per share basis as the holders of the Class A Common Stock (provided that if holders of Class A Common Stock are entitled to make an election as to the amount or form of consideration such holders shall receive in any such tender or exchange offer or other repurchase with respect to their shares of Class A Common Stock, the holders of Class C Common Stock shall be entitled to make the same election as to their shares of Class C Common Stock). Notwithstanding anything herein to the contrary, this clause (f) shall automatically terminate and be of no further force or effect from and after the consummation of the Class A Conversion.
Section 5.   Restrictions on Transfer.
(a)   Restricted Transfers.   Except through a Secondary Market Transaction, no person shall purchase or otherwise acquire (whether through the conversion or exchange of securities convertible into shares of Class A Common Stock or Class C Common Stock or otherwise), and no stockholder of the Corporation shall transfer to any person, shares of Class A Common Stock or Class C Common Stock such that, after giving effect to such purchase, acquisition or other transfer (a “Restricted Transfer”), the holdings of the transferee, together with those of its FERC Affiliates, would equal or exceed the Utility Control Threshold without the prior written consent of the Board of Directors.
(b)   Purported Transfer in Violation of Restrictions.   Unless the approval of the Board of Directors is obtained with respect to a Restricted Transfer, such purported Restricted Transfer shall not be effective to transfer record, beneficial, legal or any other ownership of such Common Stock, and the transferee shall not be entitled to any rights as a stockholder of the Corporation with respect to the Class A Common Stock or the Class C Common Stock purported to be purchased, acquired or transferred in the Restricted Transfer (including, without limitation, the right to vote or to receive dividends with respect thereto).
(c)   Certain Definitions.   For purposes of this Section 5 of Article FOUR:
“Clearway Public Utility” means any direct or indirect subsidiary of Clearway Energy LLC that is a “public utility” (as that term is defined in the Federal Power Act).
“FERC Affiliate” means any person that is an “affiliate” (as such term is defined in 18 C.F.R. § 35.36(a)(9)) of another person prior to the effective date of the Restricted Transfer.
“Secondary Market Transaction” means a purchase or sale of Class A Common Stock or Class C Common Stock by a third-party investor (i) occurring while the Class A Common Stock or Class C Common Stock, as applicable, is publicly-traded, (ii) to which neither the Corporation nor any of its subsidiaries is a party, (iii) over which neither the Corporation nor any of its subsidiaries has control, and (iv) of which neither the Corporation nor any of its subsidiaries would, in the ordinary course, have prior notice. A Secondary Market Transaction does not include, among other things, any reacquisition of Class A Common Stock or Class C Common Stock by the Corporation.
“Utility Control Threshold” means holdings such that: (i) a person, collectively with its FERC Affiliates, directly and/or indirectly owns, controls and/or holds with power to vote 10% of the Corporation’s outstanding voting securities; or (ii) the sum of the following equals 10%: (A) the percentage of the Corporation’s voting securities directly and/or indirectly owned, controlled or held with power to vote by such person, collectively with its FERC Affiliates, other than through CEG, plus (B) the percentage of CEG’s voting securities directly and/or indirectly owned, controlled or held with power to vote by such person, collectively with its FERC Affiliates, plus (C) the percentage of any Clearway Public Utility’s voting securities directly and/or indirectly owned, controlled or held with power to vote by such person, collectively with its FERC Affiliates, other than through the Corporation or CEG. The percentages of a given entity’s voting securities to be determined for purposes of the preceding sentence shall be calculated based on the voting power of the relevant voting securities.
ARTICLE FIVE
The Corporation is to have perpetual existence.
ARTICLE SIX
Except as provided by this Certificate and any duly authorized certificate of designation of any series of Preferred Stock, each director shall be elected by the vote of a plurality of the votes entitled to be cast by all shares of Common Stock entitled to vote on the election of directors voting as a single class and represented in person or by proxy at any meeting for the election of directors at which a quorum is present.
ARTICLE SEVEN
Section 1.   Board of Directors.   The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate or the Bylaws of the Corporation (as amended and restated, the “Bylaws”), the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.
Section 2.   Number of Directors.   Subject to any rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the Board of Directors shall have no more than sixteen (16) nor less than three (3) members, with the exact number of directors constituting the full Board of Directors to be determined from time to time by the affirmative vote of at least a majority of the total number of directors then in office. Subject to the rights of the holders of any series of Preferred Stock, newly created directorships resulting from an increase in the size of the Board of Directors may be filled by the affirmative vote of at least a majority of the total number of directors then in office, although less than a quorum, at any meeting of the Board of Directors. Each director shall hold office until the next annual meeting of stockholders of the Corporation and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. Nothing in this Certificate shall preclude a director from serving consecutive terms. Elections of directors need not be by written ballot unless the Bylaws shall so provide.
Section 3.   Removal of Directors.   Subject to the rights, if any, of the holders of any series of Preferred Stock to remove directors (with or without cause) and fill the vacancies thereby created (as specified in any duly authorized certificate of designation of any series of Preferred Stock), no director may be removed from office with or without cause except by the affirmative vote of the holders of a majority of the votes entitled to be cast by all shares of Common Stock then outstanding voting as a single class. Notwithstanding the foregoing, if the holders of any class or series of capital stock are entitled by the provisions of this Certificate (including any duly authorized certificate of designation of any series of Preferred Stock) to elect one or more directors, such director or directors so elected may be removed with or without cause by the vote of the holders of a majority of the votes entitled to be cast by all outstanding shares of that class or series entitled to vote.
Section 4.   Vacancies in the Board of Directors.   Subject to the rights, if any, of the holders of any series of Preferred Stock to remove directors and fill the vacancies thereby created (as specified in any duly authorized certificate of designation of any series of Preferred Stock) and subject to Section 2 of Article SEVEN, vacancies occurring on the Board of Directors for any reason may be filled by the affirmative vote of at least a majority of the total number of remaining directors then in office, although less than a quorum, at any meeting of the Board of Directors. A person so elected by the Board of Directors to fill a vacancy shall hold office until the next annual meeting of stockholders of the Corporation and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.
ARTICLE EIGHT
In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws by the affirmative vote of a majority of the total number of directors then in office in addition to any other vote otherwise required by law.
ARTICLE NINE
Section 1.   Indemnification; Limitation of Liability.
(a)   To the fullest extent permitted by the DGCL as it now exists or may hereafter be amended, and except as otherwise provided in the Bylaws, (i) no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages arising from a breach of fiduciary duty owed to the Corporation or its stockholders; and (ii) the Corporation shall indemnify its officers and directors.
(b)   Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation in respect of any act, omission or condition existing or event or circumstance occurring prior to the time of such repeal or modification.
ARTICLE TEN
Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the DGCL) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.
ARTICLE ELEVEN
Subject to the rights of holders of any series of Preferred Stock to act by written consent as specified in any duly authorized certificate of designation of any series of Preferred Stock, the stockholders of the Corporation may not take any action by written consent in lieu of a meeting, and must take any actions at a duly called annual or special meeting of stockholders and the power of stockholders to consent in writing without a meeting is specifically denied. Except as otherwise required by law, special meetings of stockholders of the Corporation may be called only by the Board of Directors pursuant to a resolution adopted by the affirmative vote of the majority of the total number of directors then in office.
ARTICLE TWELVE
Section 1.   Competition and Corporate Opportunities.   To the extent provided in the following paragraphs, the Corporation renounces any interest or expectancy of the Corporation or any Controlled Company in, or in being offered an opportunity to participate in, any Dual Opportunity presented to the Affiliated Company, any Controlled Company or to a Dual Role Person.
(a)   In the event that the Affiliated Company acquires knowledge of a potential transaction or matter which may be a Dual Opportunity, the Corporation and any Controlled Company shall not, to the fullest extent permitted by law, have any expectancy in such Dual Opportunity. The Affiliated Company shall not have a duty to communicate or offer to the Corporation or any Controlled Company, or refrain from engaging directly or indirectly in, any Dual Opportunity, and may pursue or acquire such Dual Opportunity for themselves or direct such Dual Opportunity to another Person.
(b)   A Dual Role Person (i) shall have no duty to communicate or offer to the Corporation or any Controlled Company any Dual Opportunity that such Dual Role Person has communicated or offered to the Affiliated Company, (ii) shall not be prohibited from communicating or offering any Dual Opportunity to the Affiliated Company, and (iii) shall not be liable to the Corporation or its stockholders for breach of any fiduciary duty as a stockholder, director or officer of the Corporation, as the case may be, resulting from (x) the failure to communicate or offer to the Corporation or any Controlled Company any Dual Opportunity that such Dual Role Person has communicated or offered to the Affiliated Company (y) the communication or offer the Affiliated Company of any Dual Opportunity, in each case, so long as the Dual Opportunity was not expressly offered in writing to the Dual Role Person solely in his or her capacity as a director or officer of the Corporation.
Section 2.   Certain Matters Deemed not Corporate Opportunities.   In addition to and notwithstanding the foregoing provisions of this Article TWELVE, the Corporation renounces any interest or expectancy of the Corporation or any of its Affiliated Companies in, or in being offered an opportunity to participate in, any business opportunity that (i) the Corporation is not financially able or contractually permitted or legally able to undertake, (ii) is not in the Corporation’s line of business, (iii) is of no practical advantage to the Corporation, and (iv) in which the Corporation has no interest or reasonable expectancy. Moreover, nothing in this Article TWELVE shall amend or modify in any respect any written contractual agreement between the Affiliated Company, on the one hand, and the Corporation or any of its Affiliated Companies, on the other hand.
Section 3.   Certain Definitions.   For purposes of this Article TWELVE and Article FOURTEEN:
“Affiliated Company” means (a) CEG and (b) any Person controlled by CEG, other than the Corporation. For purposes of this definition “is controlled by” means the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“Controlled Company” means any Person controlled by the Corporation. For purposes of this definition “is controlled by” means the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“Dual Opportunity” means any potential transaction or matter within the same or similar business activities or related lines of business as those in which the Corporation or any Controlled Company may engage, and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, participates or which may be a corporate opportunity for the Corporation or any Controlled Company, on the one hand, and for the Affiliated Company, on the other hand.
“Dual Role Person” means any individual who is an officer or director of both the Corporation and the Affiliated Company.
“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.
Section 4.   Termination.   The provisions of this Article TWELVE shall have no further force or effect at such time as (i) the Corporation and the Affiliated Company are no longer affiliates of each other and (ii) none of the directors and/or officers of the Affiliated Company serve as directors and/or officers of the Corporation and any Controlled Company; provided, however, that any such termination shall not terminate the effect of such provisions with respect to any agreement, arrangement or other understanding between the Corporation or a Controlled Company thereof, on the one hand, and the Affiliated Company, on the other hand, that was entered into before such time or any transaction entered into in the performance of such agreement, arrangement or other understanding, whether entered into before or after such time.
Section 5.   Deemed Notice.   Any person or entity purchasing or otherwise acquiring or obtaining any interest in any capital stock of the Corporation shall be deemed to have notice and to have consented to the provisions of this Article TWELVE.
Section 6.   Severability.   The invalidity or unenforceability of any particular provision, or part of any provision, of this Article TWELVE shall not affect the other provisions or parts hereof, and this Article TWELVE shall be construed in all respects as if such invalid or unenforceable provisions or parts were omitted.

ARTICLE THIRTEEN
Notwithstanding any other provisions of this Certificate or any provisions of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of the capital stock required by law or this Certificate (including any duly authorized certificate of designation of any series of Preferred Stock), the affirmative vote of the holders of at least 66 2∕3% of the combined voting power of all of the then outstanding shares of the Corporation eligible to be cast in the election of directors generally voting as a single class shall be required to alter, amend or repeal Section 2 of Article FOUR hereof, Article EIGHT hereof, Article NINE hereof, Section 4 of Article SEVEN hereof, Articles ELEVEN and TWELVE hereof, this Article THIRTEEN, or Article FOURTEEN hereof or any provision thereof or hereof.
ARTICLE FOURTEEN
The Corporation hereby elects not to be governed by Section 203 of the DGCL until such time as the Affiliated Company ceases to beneficially own at least 5% of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors voting together as a single class, whereupon the Corporation shall immediately and automatically, without further action on the part of the Corporation or any holder of stock of the Corporation become governed by Section 203 of the DGCL.
ARTICLE FIFTEEN
The Court of Chancery of the State of Delaware shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the DGCL, this Certificate (as may be amended, altered, changed or repealed) or the Bylaws or (iv) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine, except for, as to each of (i) through (iv) above, any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction. If any provision or provisions of this Article FIFTEEN shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article FIFTEEN (including, without limitation, each portion of any sentence of this Article FIFTEEN containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. Any person or entity purchasing or otherwise acquiring any interest in any shares of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article FIFTEEN.
ARTICLE SIXTEEN
Except as expressly provided herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders, directors or any other person herein are granted subject to this reservation.
* * * * * *

APPENDIX B
CLEARWAY ENERGY, INC.
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
Clearway Energy, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:
A.
The name of the corporation is Clearway Energy, Inc. The date of filing of its original Certificate of Incorporation (the “Original Certificate”) with the Secretary of State was December 20, 2012, and the name under which the corporation was originally incorporated is NRG YIELDCO, INC. The name of the corporation was changed to Clearway Energy, Inc. pursuant to a Certificate of Amendment filed on August 31, 2018.

B.
The Original Certificate, as amended, was amended and restated by that certain Amended and Restated Certificate of Incorporation of Clearway Energy, Inc. dated as of May 1, 2020 (the “Amended and Restated Certificate”).

C.
The Second Amended and Restated Certificate of Incorporation of Clearway Energy, Inc. in the form attached hereto as Exhibit A has been duly adopted in accordance with the provisions of Sections 242 and 245 of the ~~General Corporation Law of the State of Delaware~~DGCL by the directors and stockholders of the corporation.

D.
The text of the Amended and Restated Certificate ~~of Incorporation~~ is amended and restated to read in full as set forth in Exhibit A attached hereto.

IN WITNESS WHEREOF, the corporation has caused this Second Amended and Restated Certificate of Incorporation to be signed by the undersigned authorized officer this ~~1st day of May, 2020~~    day of            , 2026.
Clearway Energy, Inc.,
a Delaware corporation
By:

Name: Kevin P. Malcarney
Title:   Executive Vice President, General Counsel and
    Corporate Secretary

Exhibit A
CLEARWAY ENERGY, INC.
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
ARTICLE ONE
The name of the corporation is Clearway Energy, Inc. (the “Corporation”).
ARTICLE TWO
The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.
ARTICLE THREE
The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).
ARTICLE FOUR
Section 1.   Conversion of Class A Common Stock into Class C Common Stock.
(a)   Upon the filing (the “Effective Time”) of this Certificate (as defined below) pursuant to Sections 242 and 245 of the DGCL, each share of Class A Common Stock (as defined below) shall become convertible into one fully paid and nonassessable share of Class C Common Stock (as defined below), which Class C Common Stock shall have the rights, preferences, privileges and restrictions set forth in this Certificate. Such conversion (the “Class A Conversion”) shall occur automatically, without further action on the part of the Corporation or any holder of Class A Common Stock, at 12:01 a.m., Eastern Time, on the second business day following the Effective Time.
(b)   From and after the Class A Conversion, certificates formerly representing shares of Class A Common Stock shall represent the number of shares of Class C Common Stock into which such shares of Class A Common Stock shall have been converted pursuant to this Certificate. Following the Class A Conversion, any holder of a certificate formerly representing shares of Class A Common Stock may surrender such certificate to the Corporation at any time during normal business hours at the principal executive offices of the Corporation or at the office of the Corporation’s transfer agent (the “Transfer Agent”), accompanied by a written request from the holder of such shares for a new certificate representing the shares of Class C Common Stock into which such shares were converted, and (if so required by the Corporation or the Transfer Agent) by instruments of transfer, in form satisfactory to the Corporation and to the Transfer Agent, duly executed by such holder or such holder’s duly authorized attorney. As promptly as practicable following the surrender of any such certificate formerly representing shares of Class A Common Stock and the payment in cash of any amount required by the next sentence, the Corporation shall deliver or cause to be delivered at the office of the Transfer Agent a certificate or certificates representing the number of full shares of Class C Common Stock into which the shares of Class A Common Stock formerly represented by such certificate were converted, issued in such name or names as such holder may direct. The issuance of certificates for shares of Class C Common Stock upon the Class A Conversion shall be made without charge to the holders of such shares for any stamp or other similar tax in respect of such issuance; provided, however, that if any such certificate is to be issued in a name other than that of the holder of the share or shares that were converted, then the holder requesting the issuance thereof shall pay to the Corporation the amount of any tax that may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that such tax has been paid or is not payable.
(c)   From and after the Class A Conversion, all references in this Certificate (other than this Section 1 of Article FOUR) to Class A Common Stock shall be deemed to have no further force or effect and the Corporation shall no longer have authority to issue or reissue shares of Class A Common Stock. Any shares of Class A Common Stock that are converted pursuant to the Class A Conversion shall be automatically and immediately cancelled and retired and shall not be reissued, sold or transferred. The Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Class A Common Stock accordingly.
Section ~~1~~2.    Authorized Shares.   The total number of shares of capital stock which the Corporation has authority to issue is ~~3,010,000,000~~2,544,613,853 shares, consisting of:
(a)   10,000,000 shares of Preferred Stock, par value $0.01 per share (“Preferred Stock”);
(b)   ~~500,000,000~~34,613,853 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”);
(c)   500,000,000 shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”);
(d)   1,000,000,000 shares of Class C Common Stock, par value $0.01 per share (“Class C Common Stock”); and
(e)   1,000,000,000 shares of Class D Common Stock, par value $0.01 per share (“Class D Common Stock” and, together with the Class A Common Stock, the Class B Common Stock and the Class C Common Stock, the “Common Stock”).
Section ~~2~~3.   Preferred Stock.   The Preferred Stock may be issued from time to time and in one or more series. By resolution adopted by the affirmative vote of at least a majority of the total number of directors then in office, the board of directors of the Corporation (the “Board of Directors”) is authorized to determine or alter the powers, preferences and rights, and the qualifications, limitations and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, and within the limitations or restrictions stated in any resolution or resolutions of the Board of Directors adopted by the affirmative vote of at least a majority of the total number of directors then in office, originally fixing the number of shares constituting any series of Preferred Stock to increase or decrease (but not below the number of shares of any such series of Preferred Stock, then outstanding) the number of shares of any such series of Preferred Stock and to fix the number of shares of any series of Preferred Stock. In the event that the number of shares of any series of Preferred Stock shall be so decreased, the shares constituting such decrease shall resume the status which such shares had prior to the adoption of the resolution originally fixing the number of shares of such series of Preferred Stock subject to the requirements of applicable law. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations and restrictions granted to or imposed upon, any such series of Preferred Stock may be made dependent upon facts ascertainable outside the resolutions or resolutions providing for the issue of such Preferred Stock, adopted by the affirmative vote of at least a majority of the total number of directors then in office, provided that the manner in which such facts shall operate upon the powers, preferences and rights of, and the qualifications, limitations and restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Any of the powers, preferences and rights of, and the qualifications, limitations and restrictions granted to or imposed upon, such series of Preferred Stock is clearly and expressly set forth in the resolution or resolutions providing for the issue of such series of Preferred Stock adopted by the affirmative vote of at least a majority of the total number of directors then in office.
Section ~~3~~4.   Common Stock.
(a)   Voting Rights.   Except as otherwise provided by the DGCL or this Second Amended and Restated Certificate of Incorporation (this “Certificate”), and subject to the rights of holders of any series of Preferred Stock, all of the voting power of the stockholders of the Corporation shall be vested in the holders of the Common Stock. Holders of Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock shall vote together as a single class on all matters presented to the stockholders of the Corporation for their approval or vote. Each holder of Class A Common Stock and Class B Common Stock shall have one vote for each share held by such holder on all matters voted upon by the stockholders of the Corporation. Each holder of Class C Common Stock and Class D Common Stock shall have 1/100th of one vote for each share held by such holder on all matters voted upon by the stockholders of the Corporation.
(b)   Dividends and Other Distributions.
(i)   Subject to the rights of holders of any series of Preferred Stock, the holders of Class A Common Stock and Class C Common Stock shall share ratably in all dividends as may from time to time be declared by the Board of Directors in respect of the Common Stock out of the assets of the Corporation legally available for the payment thereof at such times and in such amounts as the Board of Directors in its discretion shall determine.
(ii)   Except as provided in clause (b)(iii) below with respect to stock dividends, dividends and other distributions of cash or property may not be declared or paid on the Class B Common Stock or Class D Common Stock.
(iii)   In no event will any stock dividends, stock splits, reverse stock splits, combinations of stock, reclassifications or recapitalizations be declared or made on any of the Class A Common Stock, the Class B Common Stock, the Class C Common Stock or the Class D Common Stock, unless contemporaneously therewith, the shares of Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock at the time outstanding are treated in the same proportion and the same manner. Stock dividends with respect to Class B Common Stock may only be paid with Class B Common Stock. Stock dividends with respect to Class D Common Stock may only be paid with Class D Common Stock.
(c)   Liquidation, Dissolution or Winding Up.   In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and of the preferential and other amounts, if any, to which the holders of Preferred Stock shall be entitled, the holders of all outstanding shares of Class A Common Stock and Class C Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution ratably in proportion to the number of shares of Class A Common Stock and Class C Common Stock held by each such stockholder. Except as otherwise provided in this Article FOUR and except for their right to receive payment for the par value of their shares of Class B Common Stock and Class D Common Stock, the holders of shares of Class B Common Stock and Class D Common Stock shall not be entitled to receive any assets of the Corporation in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.
(d)   Retirement of Class B Common Stock and Class D Common Stock.   In the event that, pursuant to that certain Third Amended and Restated Exchange Agreement, dated as of ~~May 14, 2015, and as assigned on August 31, 2018 (the “Exchange Agreement”)~~April 1, 2026, by and among Clearway Energy Group LLC ~~(formerly Zephyr Renewables LLC)~~, a Delaware limited liability company (“CEG”), Clearway Energy LLC ~~(formerly NRG Yield LLC)~~, a Delaware limited liability company (“Clearway LLC”), and the Corporation, CEG or its permitted transferees or assignees exchange a Class B unit of Clearway LLC for a share of Class ~~A~~C Common Stock, or exchange a Class D unit of Clearway LLC for a share of Class C Common Stock, an equivalent number of outstanding shares of Class B Common Stock or Class D Common Stock, respectively, shall be subject to mandatory redemption at a price per share equal to its per share par value and thereupon shall automatically and without further action on the part of the Corporation or any holder of Class B Common Stock or Class D Common Stock, as applicable, or other series of stock of the Corporation be cancelled and retired.
(e)   Preemptive Rights.   Except as otherwise provided in this Article FOUR, no holder of Common Stock shall have any preemptive, conversion or other rights to subscribe for additional shares with respect to the Common Stock or any other securities of the Corporation, or to any obligations convertible (directly or indirectly) into securities of the Corporation, whether now or hereafter authorized.

(f)   Equal Status.   Except as expressly provided in this Article FOUR, Class C Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects to the Class A Common Stock as to all matters. Without limiting the generality of the foregoing, (i) in the event of a merger, consolidation or other business combination of the Corporation requiring the approval of the holders of the Corporation’s capital stock entitled to vote thereon (whether or not the Corporation is the surviving entity), the holders of the Class C Common Stock shall receive the same amount and form of consideration, if any, on a per share basis as the consideration, if any, received by holders of the Class A Common Stock in connection with such merger, consolidation or combination (provided that if holders of Class A Common Stock are entitled to make an election as to the amount or form of consideration such holders shall receive in any such merger, consolidation or combination with respect to their shares of Class A Common Stock, the holders of Class C Common Stock shall be entitled to make the same election as to their shares of Class C Common Stock), and (ii) in the event of (x) any tender or exchange offer to acquire any shares of Common Stock by any third party pursuant to an agreement to which the Corporation is a party or (y) any tender or exchange offer or any other redemption or repurchase by the Corporation to acquire any shares of Common Stock, pursuant to the terms of the applicable tender or exchange offer or other repurchase, the holders of the Class C Common Stock shall receive the same amount and form of consideration on a per share basis as the holders of the Class A Common Stock (provided that if holders of Class A Common Stock are entitled to make an election as to the amount or form of consideration such holders shall receive in any such tender or exchange offer or other repurchase with respect to their shares of Class A Common Stock, the holders of Class C ~~Capital~~Common Stock shall be entitled to make the same election as to their shares of Class C ~~Capital~~Common Stock). Notwithstanding anything herein to the contrary, this clause (f) shall automatically terminate and be of no further force or effect from and after the consummation of the Class A Conversion.
Section ~~4~~5.    Restrictions on Transfer.
(a)   Restricted Transfers.   Except through a Secondary Market Transaction, no person shall purchase or otherwise acquire (whether through the conversion or exchange of securities convertible into shares of Class A Common Stock or Class C Common Stock or otherwise), and no stockholder of the Corporation shall transfer to any person, shares of Class A Common Stock or Class C Common Stock such that, after giving effect to such purchase, acquisition or other transfer (a “Restricted Transfer”), the holdings of the transferee, together with those of its FERC Affiliates, would equal or exceed the Utility Control Threshold without the prior written consent of the Board of Directors.
(b)   Purported Transfer in Violation of Restrictions.   Unless the approval of the Board of Directors is obtained with respect to a Restricted Transfer, such purported Restricted Transfer shall not be effective to transfer record, beneficial, legal or any other ownership of such Common Stock, and the transferee shall not be entitled to any rights as a stockholder of the Corporation with respect to the Class A Common Stock or the Class C Common Stock purported to be purchased, acquired or transferred in the Restricted Transfer (including, without limitation, the right to vote or to receive dividends with respect thereto).
(c)   Certain Definitions.   For purposes of this Section ~~4~~5 of Article FOUR:
“Clearway Public Utility” means any direct or indirect subsidiary of Clearway Energy LLC that is a “public utility” (as that term is defined in the Federal Power Act).
“FERC Affiliate” means any person that is an “affiliate” (as such term is defined in 18 C.F.R. § 35.36(a)(9)) of another person prior to the effective date of the Restricted Transfer.
“Secondary Market Transaction” means a purchase or sale of Class A Common Stock or Class C Common Stock by a third-party investor (i) occurring while the Class A Common Stock or Class C Common Stock, as applicable, is publicly-traded, (ii) to which neither the Corporation nor any of its subsidiaries is a party, (iii) over which neither the Corporation nor any of its subsidiaries has control, and (iv) of which neither the Corporation nor any of its subsidiaries would, in the ordinary course, have prior notice. A Secondary Market Transaction does not include, among other things, any reacquisition of Class A Common Stock or Class C Common Stock by the Corporation.

“Utility Control Threshold” means holdings such that: (i) a person, collectively with its FERC Affiliates, directly and/or indirectly owns, controls and/or holds with power to vote 10% of the Corporation’s outstanding voting securities; or (ii) the sum of the following equals 10%: (A) the percentage of the Corporation’s voting securities directly and/or indirectly owned, controlled or held with power to vote by such person, collectively with its FERC Affiliates, other than through CEG, plus (B) the percentage of CEG’s voting securities directly and/or indirectly owned, controlled or held with power to vote by such person, collectively with its FERC Affiliates, plus (C) the percentage of any Clearway Public Utility’s voting securities directly and/or indirectly owned, controlled or held with power to vote by such person, collectively with its FERC Affiliates, other than through the Corporation or CEG. The percentages of a given entity’s voting securities to be determined for purposes of the preceding sentence shall be calculated based on the voting power of the relevant voting securities.
ARTICLE FIVE
The Corporation is to have perpetual existence.
ARTICLE SIX
Except as provided by this Certificate and any duly authorized certificate of designation of any series of Preferred Stock, each director shall be elected by the vote of a plurality of the votes entitled to be cast by all shares of Common Stock entitled to vote on the election of directors voting as a single class and represented in person or by proxy at any meeting for the election of directors at which a quorum is present.
ARTICLE SEVEN
Section 1.   Board of Directors.   The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate or the Bylaws of the Corporation (as amended and restated, the “Bylaws”), the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.
Section 2.   Number of Directors.   Subject to any rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the Board of Directors shall have no more than sixteen (16) nor less than three (3) members, with the exact number of directors constituting the full ~~board~~Board of Directors to be determined from time to time by the affirmative vote of at least a majority of the total number of directors then in office. Subject to the rights of the holders of any series of Preferred Stock, newly created directorships resulting from an increase in the size of the Board of Directors may be filled by the affirmative vote of at least a majority of the total number of directors then in office, although less than a quorum, at any meeting of the Board of Directors. Each director shall hold office until the next annual meeting of stockholders of the Corporation and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. Nothing in this Certificate shall preclude a director from serving consecutive terms. Elections of directors need not be by written ballot unless the Bylaws shall so provide.
Section 3.   Removal of Directors.   Subject to the rights, if any, of the holders of any series of Preferred Stock to remove directors (with or without cause) and fill the vacancies thereby created (as specified in any duly authorized certificate of designation of any series of Preferred Stock), no director may be removed from office with or without cause except by the affirmative vote of the holders of a majority of the votes entitled to be cast by all shares of Common Stock then outstanding voting as a single class. Notwithstanding the foregoing, if the holders of any class or series of capital stock are entitled by the provisions of this Certificate (including any duly authorized certificate of designation of any series of Preferred Stock) to elect one or more directors, such director or directors so elected may be removed with or without cause by the vote of the holders of a majority of the votes entitled to be cast by all outstanding shares of that class or series entitled to vote.
Section 4.   Vacancies in the Board of Directors.   Subject to the rights, if any, of the holders of any series of Preferred Stock to remove directors and fill the vacancies thereby created (as specified in any duly authorized certificate of designation of any series of Preferred Stock) and subject to Section 2 of

Article SEVEN, vacancies occurring on the Board of Directors for any reason may be filled by the affirmative vote of at least a majority of the total number of remaining ~~members of the Board of Directors~~directors then in office, although less than a quorum, at any meeting of the Board of Directors. A person so elected by the Board of Directors to fill a vacancy shall hold office until the next annual meeting of stockholders of the Corporation and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.
ARTICLE EIGHT
In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws by the affirmative vote of a majority of the total number of directors then in office in addition to any other vote otherwise required by law.
ARTICLE NINE
Section 1.   Indemnification; Limitation of Liability.
(a)   To the fullest extent permitted by the DGCL as it now exists or may hereafter be amended, and except as otherwise provided in the Bylaws, (i) no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages arising from a breach of fiduciary duty owed to the Corporation or its stockholders; and (ii) the Corporation shall indemnify its officers and directors.
(b)   Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation in respect of any act, omission or condition existing or event or circumstance occurring prior to the time of such repeal or modification.
~~ARTICLE TEN~~
~~For purposes of this Amended and Restated Certificate of Incorporation, “Affiliated Company” means (i) Global Infrastructure Investors III, LLC (“GIP”) and (ii) any Person controlled by GIP, other than the Corporation. For purposes of this definition “is controlled by” means the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.~~
ARTICLE ~~ELEVEN~~TEN
Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the DGCL) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.
ARTICLE ~~TWELVE~~ELEVEN
Subject to the rights of holders of any series of Preferred Stock to act by written consent as specified in any duly authorized certificate of designation of any series of Preferred Stock, the stockholders of the Corporation may not take any action by written consent in lieu of a meeting, and must take any actions at a duly called annual or special meeting of stockholders and the power of stockholders to consent in writing without a meeting is specifically denied. Except as otherwise required by law, special meetings of stockholders of the Corporation may be called only by the Board of Directors pursuant to a resolution adopted by the affirmative vote of the majority of the total number of directors then in office.
ARTICLE ~~THIRTEEN~~TWELVE
Section 1.   Competition and Corporate Opportunities.   To the extent provided in the following paragraphs, the Corporation renounces any interest or expectancy of the Corporation or any Controlled Company in, or in being offered an opportunity to participate in, any Dual Opportunity presented to the Affiliated Company, any Controlled Company or to a Dual Role Person.

(a)   In the event that the Affiliated Company acquires knowledge of a potential transaction or matter which may be a Dual Opportunity, the Corporation and any Controlled Company shall not, to the fullest extent permitted by law, have any expectancy in such Dual Opportunity. The Affiliated Company shall not have a duty to communicate or offer to the Corporation or any Controlled Company, or refrain from engaging directly or indirectly in, any Dual Opportunity, and may pursue or acquire such Dual Opportunity for themselves or direct such Dual Opportunity to another Person.
(b)   A Dual Role Person (i) shall have no duty to communicate or offer to the Corporation or any Controlled Company any Dual Opportunity that such Dual Role Person has communicated or offered to the Affiliated Company, (ii) shall not be prohibited from communicating or offering any Dual Opportunity to the Affiliated Company, and (iii) shall not be liable to the Corporation or its stockholders for breach of any fiduciary duty as a stockholder, director or officer of the Corporation, as the case may be, resulting from (x) the failure to communicate or offer to the Corporation or any Controlled Company any Dual Opportunity that such Dual Role Person has communicated or offered to the Affiliated Company (y) the communication or offer the Affiliated Company of any Dual Opportunity, in each case, so long as the Dual Opportunity was not expressly offered in writing to the Dual Role Person solely in his or her capacity as a director or officer of the Corporation.
Section 2.   Certain Matters Deemed not Corporate Opportunities.   In addition to and notwithstanding the foregoing provisions of this Article ~~THIRTEEN~~TWELVE, the Corporation renounces any interest or expectancy of the Corporation or any of its Affiliated Companies in, or in being offered an opportunity to participate in, any business opportunity that (i) the Corporation is not financially able or contractually permitted or legally able to undertake, (ii) is not in the Corporation’s line of business, (iii) is of no practical advantage to the Corporation, and (iv) in which the Corporation has no interest or reasonable expectancy. Moreover, nothing in this Article ~~THIRTEEN~~TWELVE shall amend or modify in any respect any written contractual agreement between the Affiliated Company, on the one hand, and the Corporation or any of its Affiliated Companies, on the other hand.
Section 3.   Certain Definitions.   For purposes of this Article ~~THIRTEEN~~TWELVE and Article ~~FIFTEEN~~FOURTEEN:
“Affiliated Company” means (a) CEG and (b) any Person controlled by CEG, other than the Corporation. For purposes of this definition “is controlled by” means the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“Controlled Company” means any Person controlled by the Corporation. For purposes of this definition “is controlled by” means the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“Dual Opportunity” means any potential transaction or matter within the same or similar business activities or related lines of business as those in which the Corporation or any Controlled Company may engage, and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, participates or which may be a corporate opportunity for the Corporation or any Controlled Company, on the one hand, and for the Affiliated Company, on the other hand.
“Dual Role Person” means any individual who is an officer or director of both the Corporation and the Affiliated Company.
“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.
Section 4.   Termination.   The provisions of this Article ~~THIRTEEN~~TWELVE shall have no further force or effect at such time as (i) the Corporation and the Affiliated Company are no longer affiliates of each other and (ii) none of the directors and/or officers of the Affiliated Company serve as directors and/or officers of the Corporation and any Controlled Company; provided, however, that any such termination shall not terminate the effect of such provisions with respect to any agreement, arrangement or other understanding between the Corporation or a Controlled Company thereof, on the one hand, and the Affiliated

Company, on the other hand, that was entered into before such time or any transaction entered into in the performance of such agreement, arrangement or other understanding, whether entered into before or after such time.
Section 5.   Deemed Notice.   Any person or entity purchasing or otherwise acquiring or obtaining any interest in any capital stock of the Corporation shall be deemed to have notice and to have consented to the provisions of this Article ~~THIRTEEN~~TWELVE.
Section 6.   Severability.   The invalidity or unenforceability of any particular provision, or part of any provision, of this Article ~~THIRTEEN~~TWELVE shall not affect the other provisions or parts hereof, and this Article ~~THIRTEEN~~TWELVE shall be construed in all respects as if such invalid or unenforceable provisions or parts were omitted.
ARTICLE ~~FOURTEEN~~THIRTEEN
Notwithstanding any other provisions of this Certificate or any provisions of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of the capital stock required by law or this Certificate (including any duly authorized certificate of designation of any series of Preferred Stock), the affirmative vote of the holders of at least 66 2∕3% of the combined voting power of all of the then outstanding shares of the Corporation eligible to be cast in the election of directors generally voting as a single class shall be required to alter, amend or repeal Section ~~1~~2 of ARTICLE FOUR hereof, ARTICLE EIGHT hereof, ARTICLE NINE hereof, Section 4 of ARTICLE SEVEN hereof, ARTICLES ~~TWELVE~~ELEVEN and ~~THIRTEEN~~TWELVE hereof, this ARTICLE ~~FOURTEEN~~THIRTEEN, or ARTICLE ~~FIFTEEN~~FOURTEEN hereof or any provision thereof or hereof.
ARTICLE ~~FIFTEEN~~FOURTEEN
The Corporation hereby elects not to be governed by Section 203 of the DGCL until such time as the Affiliated Company ceases to beneficially own at least 5% of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors voting together as a single class, whereupon the Corporation shall immediately and automatically, without further action on the part of the Corporation or any holder of stock of the Corporation become governed by Section 203 of the DGCL.
ARTICLE ~~SIXTEEN~~FIFTEEN
The Court of Chancery of the State of Delaware shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the DGCL, this Certificate (as may be amended, altered, changed or repealed) or the Bylaws or (iv) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine, except for, as to each of (i) through (iv) above, any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction. If any provision or provisions of this Article ~~SIXTEEN~~FIFTEEN shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article ~~SIXTEEN~~FIFTEEN (including, without limitation, each portion of any sentence of this Article ~~SIXTEEN~~FIFTEEN containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. Any person or entity purchasing or otherwise acquiring any interest in any shares of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article ~~SIXTEEN~~FIFTEEN.
ARTICLE ~~SEVENTEEN~~SIXTEEN
Except as expressly provided herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders, directors or any other person herein are granted subject to this reservation.
* * * * * *

APPENDIX C
FORM OF VOTING TRUST AGREEMENT
This VOTING TRUST AGREEMENT (this “Agreement”), dated as of [         ], 2026, is by and between Clearway Energy Group LLC, a Delaware limited liability company (“CEG”), and Wilmington Trust, National Association, a national banking association (“WTNA”), as voting trustee hereunder (the “Trustee”).
WHEREAS, as of the date hereof, CEG holds (i) [       ] shares of Class A common stock, par value $0.01 per share (the “Class A Common Stock”), of Clearway Energy, Inc., a Delaware corporation (the “Company”), (ii) all [     ] outstanding shares of Class B common stock, par value $0.01 per share, of the Company (the “Class B Common Stock”), and (iii) all [        ] outstanding shares of Class D common stock, par value $0.01 per share, of the Company (the “Class D Common Stock”);
WHEREAS, on the date hereof, the Company intends to file a Second Amended and Restated Certificate of Incorporation of the Company (the “Amended Certificate”) with the Secretary of State of the State of Delaware (the “Secretary”), which will amend and restate the existing Amended and Restated Certificate of Incorporation of the Company in its entirety to, among other things, provide that (i) upon the filing of the Amended Certificate with the Secretary (the “Amended Certificate Filing”), each outstanding share of Class A Common Stock will become convertible into one share of Class C common stock, par value $0.01 per share, of the Company (the “Class C Common Stock” and, together with the Class A Common Stock, Class B Common Stock and Class D Common Stock, the “Common Stock”) and (ii) such conversion (the “Class A Conversion”) will occur automatically at 12:01 a.m., Eastern Time, on the second business day following the Amended Certificate Filing (the “Effective Time”);
WHEREAS, each share of Class A Common Stock and Class B Common Stock entitles the holder thereof to one vote with respect to each matter submitted to a vote of the Company’s stockholders generally, and each share of Class C Common Stock and Class D Common Stock entitles the holder thereof to 1/100th of one vote with respect to each matter submitted to a vote of the Company’s stockholders generally;
WHEREAS, as a result of the disparity in voting rights between the Class A Common Stock and the Class C Common Stock, the Class A Conversion would, in the absence of this Agreement, cause the total relative voting power of CEG to increase disproportionately to the total relative voting power of all other stockholders of the Company;
WHEREAS, in order to mitigate any such disproportionate increase in CEG’s total relative voting power in the Company that may result from the Class A Conversion, CEG desires to, at the Effective Time, deposit with the Trustee the Initial Deposited Shares (as defined below), and the Trustee is willing to hold, vote and dispose of the Initial Deposited Shares and any other Deposited Shares (as defined below) in accordance with the terms and conditions hereof; and
WHEREAS, the parties hereto acknowledge and agree that the purpose of this Agreement is to, among other things, facilitate the Company’s compliance with the voting rights requirements set forth in Section 313 of the New York Stock Exchange Listed Company Manual (the “NYSE Voting Rights Policy”).
NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:
1.   Certain Definitions.   As used herein:
(a)   “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with such Person, with “control” in such context meaning the ability to direct the management or policies of a Person through ownership of Voting Securities, pursuant to a written agreement or otherwise; provided, however, that for purposes of this Agreement, the Company shall not be deemed to be an Affiliate of CEG or any of its controlling Affiliates.
(b)   “Business Day” shall mean any day other than: (i) a Saturday or Sunday; or (ii) a day on which banking and savings and loan institutions in Wilmington, Delaware, New York, New York or the location of the Corporate Trust Office designated by the Trustee (if other than Wilmington, Delaware) or the city in which the designated office of the Trustee is located are required or authorized by law or regulatory authority to be closed for business.
(c)   “Bylaws” means the Fourth Amended and Restated Bylaws of the Company, as amended and restated from time to time.
(d)   “CEG Related Person” means (i) any Affiliate, subsidiary, director, officer, employee, agent or other representative of CEG or (ii) any Person whose ownership of Deposited Shares would result in CEG continuing to be deemed the “beneficial owner” (as such term is used in Rule 13d-3) of such Deposited Shares.
(e)   “Change of Control” means the occurrence of any of the following events after the Effective Time:
(i)   the acquisition of shares of the Company by any “person” or “group” (as such terms are used in Rule 13d-3) in a transaction or series of transactions that result in such person or group directly or indirectly becoming the “beneficial owner” (as such term is used in Rule 13d-3) of more than 50% of the total voting power of the outstanding Voting Securities of the Company;
(ii)   the consummation of a merger, consolidation or other business combination involving the Company, unless immediately following such transaction the holders of the outstanding Voting Securities of the Company immediately prior to such transaction continue to collectively own, directly or indirectly, more than 50% of the total voting power of the outstanding Voting Securities of the entity surviving such merger, consolidation or other business combination;
(iii)   the sale, lease, exchange or other transfer in a transaction or series of transactions of all or substantially all of the assets of the Company; or
(iv)   as the result of or in connection with any cash tender offer or exchange offer, merger, consolidation or other business combination, sale of assets or contested election of directors or any combination of the foregoing transactions (a “Transaction”), the persons who constituted a majority of the members of the Board of Directors of the Company (the “Board”) as of the Effective Time and persons whose election as members of the Board was approved by such members then still in office or whose election was previously so approved after the Effective Time, but before the event that constitutes a Change of Control, no longer constitute such a majority of the members of the Board then in office. A Transaction constituting a Change of Control shall only be deemed to have occurred upon the closing of such Transaction.
(f)   “Clearway LLC” means Clearway Energy LLC, a Delaware limited liability company.
(g)   “Corporate Trust Office” means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date hereof is located at 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration — CEG Voting Trust.
(h)   “DGCL” means the General Corporation Law of the State of Delaware, as the same may be amended from time to time, or any successor statute thereto.
(i)   “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(j)   “Exchange Agreement” means that certain Third Amended and Restated Exchange Agreement, dated as of April 1, 2026, by and among the Company, Clearway LLC, CEG and the other Persons from time-to-time party thereto, as may be amended, restated, supplemented or replaced from time to time.
(k)   “Hypothetical Baseline Voting Power” means, with respect to any Specified Share Issuance, Specified Corporate Action or Specified Exchange, the total voting power that CEG would have held with respect to the outstanding Voting Securities of the Company immediately following such Specified Share Issuance, Specified Corporate Action or Specified Exchange, as applicable, assuming that

(i) the Class A Conversion and the Amended Certificate Filing had not occurred, (ii) the creation of the Voting Trust and the deposit or retention of the Deposited Shares into the Voting Trust pursuant to this Agreement had not occurred and (iii) in the case of a Specified Exchange, that CEG exchanged the Class B Units subject to such Specified Exchange for shares of Class A Common Stock rather than shares of Class C Common Stock.
(l)   “Non-Trust CEG Shares” means, as of any date of determination, any shares of Voting Securities owned by CEG that are not held in the Voting Trust pursuant to this Agreement.
(m)   “Non-Voting Securities” means, with respect to any Person as of any time, any shares of capital stock or other securities of such Person that at such time do not constitute Voting Securities of the Company.
(n)   “Person” means any individual, partnership, corporation, limited liability company, trust or other entity, including any governmental entity.
(o)   “Responsible Officer” means with respect to the Trustee, any officer assigned to and working in the Corporate Trust Office of the Trustee, including any senior vice president, vice president, assistant vice president, assistant treasurer, assistant secretary or any other trust officer working in the Corporate Trust Office of the Trustee customarily performing functions similar to those performed by any of the above designated officers, in each case, having direct responsibility for the administration of this Agreement, and also, with respect to a particular matter, any other officer of the Trustee to whom such matter is referred because of such officer’s actual knowledge of and familiarity with the particular subject.
(p)   “Rule 13d-3” means Rule 13d-3 promulgated under the Exchange Act.
(q)   “Secured Parties” has the meaning set forth in the Security Agreement.
(r)   “Security Agreement” means the Third Amended and Restated Pledge and Security Agreement, to be dated on or around the date hereof, by and among CEG, the Trustee and Natixis, New York Branch, as Administrative Agent, as amended, restated, supplemented, or otherwise modified from time to time.
(s)   “Transfer” means, as to any Deposited Share, to sell, or in any other way transfer, assign, distribute, encumber, pledge, mortgage or otherwise dispose of, and “Transferred” means the condition of a Transfer having occurred; provided, that no transfer of any direct or indirect ownership or other equity or participation interest in CEG or any of its direct or indirect equityholders or any fund, managed account, side-by-side vehicle or other investment vehicle or product advised, managed or controlled by any of the foregoing or any of their respective Affiliates, or any agreement or commitment to do the foregoing, shall be deemed a “Transfer” for the purposes of this Agreement.
(t)   “Voting Securities” means, with respect to any Person as of any time, any shares of capital stock or other securities of such Person that is at such time entitled to vote generally in the election of directors, managers or trustees of such Person or on other matters submitted to a vote of the stockholders, members, partners or other owners of such Person (including, with respect to the Company, shares of Common Stock), or any other securities convertible, exchangeable or exercisable into such shares or securities.
(u)   “Written Direction” means written direction to the Trustee from CEG or the Company in the form of Exhibit B-3.
2.   Creation of Voting Trust.
(a)   Subject to the terms and conditions of this Agreement, a voting trust (the “Voting Trust”) is hereby created and established as a Delaware common law trust under this Agreement for the purpose of meeting the requirements of Section 218(a) of the DGCL. In accordance with Section 218(a) of the DGCL, the parties hereto (i) shall deliver a copy of this Agreement to the principal place of business of the Company, including all counterparts as executed, all supplements and all amendments thereto and

(ii) shall permit the inspection of the Agreement, as executed, supplemented and amended, to any stockholder of the Company, daily during business hours, upon at least five (5) Business Days’ prior request.
(b)   CEG hereby appoints WTNA as Trustee hereunder. The Trustee hereby accepts such appointment to act as Trustee under this Agreement as provided herein, and covenants and agrees to perform faithfully and diligently the covenants and agreements contained herein.
3.   Trust is Irrevocable.   The Voting Trust shall be irrevocable by CEG and shall terminate only upon the termination of this Agreement in accordance with the provisions of Section 10 hereof. Except as otherwise provided herein, the Deposited Shares may not be withdrawn from the Voting Trust.
4.   Deposit of Deposited Shares.
(a)   At the Effective Time, CEG shall deposit with, and assign and transfer to, the Trustee, and the Trustee shall accept in trust, [       ]1 shares of Class B Common Stock (the “Initial Deposited Shares”). The Initial Deposited Shares, together with any other Voting Securities of the Company deposited into the Voting Trust or otherwise required to be retained by the Trustee in the Voting Trust pursuant to any other provision of this Agreement, are referred to herein as the “Deposited Shares”, and shall be held by the Trustee in the Voting Trust in accordance with the terms of this Agreement. The Trustee shall hold the Deposited Shares in the Voting Trust for the benefit of CEG.
(b)   CEG shall take all actions necessary, and shall deliver all such instructions, instruments and documents as may be required, to cause all Deposited Shares to be promptly registered in book-entry form in the name of the Trustee (or its nominee) on the stockholder register of the Company. Such registration shall include a legend or other notation to the effect that such Deposited Shares (i) are held by the Trustee in the Voting Trust for the benefit of CEG and (ii) are subject to this Agreement and may not be Transferred by the Trustee or CEG, except in compliance with the terms set forth herein. Each of CEG and the Trustee shall use its reasonable best efforts to cooperate with the other party and with the Company to ensure that the Company and its transfer agent promptly effect such registration and notation. In furtherance of the foregoing, all Deposited Shares shall be registered in the name “Wilmington Trust, National Association, not in its individual capacity but solely as Trustee.” Under no circumstances shall any Deposited Shares be registered in the name of WTNA in its individual capacity.
5.   Legal Title.   During the term of this Agreement, the Trustee shall have the legal title to the Deposited Shares, solely as a trustee/nominee for the exclusive benefit of CEG as beneficial owner of the Deposited Shares, and be entitled to exercise, in person or by its nominee or proxy, all rights and powers in respect to any or all such Deposited Shares (in each case, subject to the Amended Certificate, the Bylaws, this Agreement and applicable law), including, without limitation, the right and power (i) to vote thereon and to take part in or consent to any corporate or stockholders’ action of any kind whatsoever, whether ordinary or extraordinary, in accordance with all of the terms and conditions set forth in this Agreement, (ii) if so directed in writing by CEG, to waive any notice of any regular or special meeting of stockholders of the Company or any other notices due in respect of the Deposited Shares, (iii) if so directed in writing by CEG, to pledge as collateral all Deposited Shares in accordance with the terms and conditions set forth in this Agreement and (iv) to exercise all other voting rights and powers pertaining to ownership of the Deposited Shares. The right to vote shall include the right to vote for the election or removal of directors of the Company and in favor of or against any resolution or proposed action of any character whatsoever, which may be presented at any meeting or require the consent of stockholders of the Company, including, but not limited

1
Number of Initial Deposited Shares to equal the number of shares of Class B Common Stock necessary to cause the total relative voting power that CEG holds in the Company as of immediately following the Class A Conversion to equal the total relative voting power that CEG holds in the Company as of immediately prior to the Class A Conversion. Based on the number of outstanding shares of each class of common stock on March 19, 2026, and assuming such number of shares equals the number of shares of each such class of common stock outstanding immediately prior to the Class A Conversion, the number of Voting Trust Shares that would be deposited into the Voting Trust would equal 41,683,815 shares of Class B common stock.

to, any proposed Change of Control. It is expressly understood and agreed that CEG shall not have any right, either under this Agreement or under any other agreement, express or implied, or otherwise, to vote the Deposited Shares or to take part in or consent to any corporate action of the Company, in each case solely with respect to the Deposited Shares. Except as provided in Section 11 hereof, the Trustee shall have no authority to Transfer or otherwise dispose of, convey any interest in or encumber any Deposited Shares. During the term hereof, CEG shall not have legal title to any part of the Deposited Shares and, except pursuant to Section 11 hereof, shall not be entitled to Transfer any Deposited Shares. For the avoidance of doubt, the Trustee has no equitable, beneficial, reversionary, or contingent interest in the Deposited Shares, and no right to possess, use, encumber, pledge, or dispose of the Deposited Shares, except as expressly directed in writing by CEG or as otherwise set forth in this Agreement. As between the parties, all equitable and beneficial ownership of the Deposited Shares resides at all times in CEG. For the further avoidance of doubt, the Trustee’s creditors shall have recourse only to the Trustee’s own assets and not to the Deposited Shares; the Deposited Shares shall not be subject to attachment, levy, execution, or other process for the Trustee’s debts. The Trustee hereby subordinates any security interest, lien or other encumbrance against the Deposited Shares to the Secured Parties’ security interest and agrees not to exercise any right of recoupment, setoff or debit against the Deposited Shares.
6.   Proportionate Voting.
(a)   On any matter presented to the holders of the Voting Securities of the Company for a vote, including, without limitation, the election or removal of directors and any corporate action, whether ordinary or extraordinary (including any proposed Change of Control), the Trustee shall (i) in the case of a matter presented at any regular or special meeting of stockholders, be present, represented by proxy, at such meeting so that all Deposited Shares may be counted for purposes of determining the presence of a quorum at such meeting and (ii) vote the Deposited Shares in the same proportion as the votes cast by all holders of Voting Securities of the Company entitled to vote thereon (including, for the avoidance of doubt, CEG with respect to any Non-Trust CEG Shares), and the Trustee shall not exercise any voting discretion over the Deposited Shares. For purposes of this section, a “vote” shall include, with respect to the election of directors, a vote “for” and a vote to “withhold authority,” and with respect to any other matter, a vote “for”, “against” or “abstain.” For the avoidance of doubt, the Trustee shall not be required to attend any regular or special meeting of stockholders in person.
(b)   With respect to any action by written consent or consent solicitation in lieu of a meeting of stockholders, the Trustee shall execute and deliver to the Company a written consent with respect to the percentage of Deposited Shares in the same proportion as the consents received with respect to all outstanding Voting Securities of the Company (including, for the avoidance of doubt, any Non-Trust CEG Shares), and the Trustee shall not exercise any consent discretion over the Deposited Shares.
(c)   For each such vote referred to in Section 6(a) or written consent referred to in Section 6(b), the Trustee shall in good faith consult with the Company to confirm the proportional allocation of votes or consents (including votes or consents “for,” “against,” “withhold authority” and “abstain,” as applicable) to be cast or delivered with respect to the Deposited Shares, as close in time to the applicable vote or consent as is reasonably practicable. Notwithstanding anything in Section 6(a) or Section 6(b) to the contrary, the Trustee shall not be required to cast any vote or deliver any written consent with respect to the Deposited Shares until, following such consultation with the Company, the Company has provided the Trustee with a Written Direction setting forth the proportional allocation of votes or consents to be cast or delivered with respect to the Deposited Shares consistent with this Agreement. The Trustee (i) shall be entitled to conclusively rely on any such Written Direction from the Company that the Trustee reasonably and in good faith believes to be genuine and to have been signed by an authorized representative of the Company set forth on Exhibit B-2 attached hereto, as such exhibit may be updated from time to time (an “Authorized Representative of the Company”) and (ii) shall cast or deliver such votes or consents in accordance with such Written Direction.
(d)   Notwithstanding the foregoing, for any matter subject to a vote of, or an action by written consent or consent solicitation in lieu of a meeting of, the holders of the same class or series of Voting Securities as any Deposited Shares, voting separately as a class (and not together with one or more other classes or series of Voting Securities of the Company), the Trustee shall (x) vote (including a vote of “withhold” or “abstain” that may not constitute a “vote” under the applicable voting standard required to approve the matter or elect the director nominee) the Deposited Shares corresponding to such class or series of Voting Securities, and shall take all necessary and appropriate action in order to ensure that such Deposited Shares are voted, or (y) deliver consent or not deliver consent, as the case may be, to such action with respect to the Deposited Shares corresponding to such class or series of Voting Securities, in each case, as a whole, in accordance with the corresponding Written Direction of the Company.
7.   Dividends and Distributions.
(a)   Voting Securities.   Upon the declaration by the Company of any dividend or distribution with respect to any Deposited Shares that is paid in Voting Securities of the Company (including as a result of any stock dividend, stock split or similar event), CEG agrees that such Voting Securities shall, upon receipt thereof, (i) be retained by the Trustee in the Voting Trust for the benefit of CEG on the same terms as the Initial Deposited Shares and (ii) constitute “Deposited Shares” subject to all of the terms, rights, restrictions and obligations set forth in this Agreement applicable to Deposited Shares.
(b)   Cash; Non-Voting Securities; Other Property.   Upon the declaration by the Company of any dividend or distribution with respect to any Deposited Shares that is paid in cash, Non-Voting Securities or other property (other than Voting Securities), the Trustee shall take all reasonable actions, including instructing the Company and its transfer agent, to cause all such cash dividends, cash distributions, Non-Voting Securities or other property, as applicable, to be paid or delivered directly to CEG, in each case as if CEG itself held the Deposited Shares. CEG shall provide the Trustee with appropriate delivery instructions for such cash dividends, cash distributions, Non-Voting Securities or other property.
8.   Dissolution of the Company.   In the event of the dissolution or liquidation of the Company during the term of this Agreement in such manner as to entitle any holder of Deposited Shares to liquidating dividends or distributions, (i) the Trustee shall take all reasonable actions, including instructing the Company, its transfer agent, the liquidator or any other Person responsible for administering such dissolution or liquidation, to cause all such liquidating dividends or distributions to be paid or delivered directly to CEG as if CEG itself held such Deposited Shares and (ii) this Agreement shall thereafter automatically terminate and the Voting Trust shall cease and come to an end. CEG shall provide the Trustee with appropriate delivery instructions for such liquidating dividends or distributions.
9.   Reorganization.   If in the case of any merger, consolidation, reorganization or other business combination involving the Company, the Trustee receives (a) any Non-Voting Securities, cash or other property in exchange for any Deposited Shares, the Trustee shall take all reasonable actions, including instructing the Company and its transfer agent, to cause all such Non-Voting Securities, cash or other property, as applicable, to be paid or delivered directly to CEG, in each case as if CEG itself held the Deposited Shares; or (b) Voting Securities in exchange for the Deposited Shares, CEG agrees that such Voting Securities shall, upon receipt thereof, (i) be retained by the Trustee in the Voting Trust for the benefit of CEG on the same terms as the Initial Deposited Shares and (ii) constitute “Deposited Shares” subject to all of the terms, rights, restrictions and obligations set forth in this Agreement applicable to Deposited Shares; provided, however, that if such merger, consolidation, reorganization or business combination constitutes a Change of Control, then this Agreement shall terminate (and the Voting Trust shall cease and terminate) in accordance with Section 10(a)(i) and the Trustee shall take all reasonable actions, including instructing the Company and its transfer agent, to cause all such Voting Securities to be delivered directly to CEG as if CEG itself held the Deposited Shares; provided, further, that the foregoing clause (b) shall not limit Section 12. CEG shall provide the Trustee with appropriate delivery instructions for such Non-Voting Securities, cash or other property.
10.   Term; Termination.
(a)   This Agreement shall automatically terminate (and the Voting Trust shall cease and come to an end) upon the earliest of:
(i)   a Change of Control;
(ii)   the dissolution or liquidation of the Company in accordance with Section 8;

(iii)   a Transfer of Deposited Shares in accordance with Section 11 (other than Section 11(a)(i)(y) and Section 11(a)(ii)), in which case this Agreement shall terminate (and the Voting Trust shall cease and come to an end) only with respect to the Deposited Shares so Transferred; or
(iv)   the time at which no Deposited Shares remain in the Voting Trust.
(b)   CEG (or an Authorized Representative of CEG (as defined below)) shall provide the Trustee with written notice of the occurrence of any termination event described in Section 10(a)(i) through Section 10(a)(iv). Upon termination of this Agreement and the Voting Trust (in whole or in part), the Trustee (i) shall take all actions necessary, and shall deliver all such instructions, instruments and documents as may be required, to cause any Deposited Shares remaining in the Voting Trust as of the effective time of such termination (or, in the case of a partial termination pursuant to Section 10(a)(iii), any Deposited Shares that are Transferred in accordance with Section 11 (other than Section 11(a)(ii))) to be promptly registered in book-entry form in the name of CEG (or its nominee) on the stockholder register of the Company, free and clear of any legend or other notation referencing the Voting Trust or this Agreement, and (ii) shall use its reasonable best efforts to cooperate with CEG and the Company to ensure the prompt removal of any such legend or other notation from the records of the Company and its transfer agent. CEG shall provide the Trustee with appropriate registration instructions necessary for the Trustee to carry out its obligations under this Section 10(b).
11.   Transfers of Deposited Shares.
(a)   Notwithstanding anything to the contrary set forth in this Agreement, and subject to Section 11(c) and any other restrictions on transfer applicable to the Deposited Shares contained in the Amended Certificate, the Bylaws, or under applicable securities laws or otherwise, CEG shall have the right to cause the Trustee to Transfer Deposited Shares, for the benefit of CEG, if any of the following conditions are satisfied:
(i)   such Deposited Shares are being Transferred (x) in a bona fide transaction to any Person that is not a CEG Related Person, (y) as collateral securing a bona-fide debt financing of CEG or any of its Affiliates (a “Permitted Financing Transfer”) or (z) pursuant to any foreclosure or other process as a result of which any lender or agent in respect of any Permitted Financing Transfer takes or Transfers title to or otherwise acquires (or effects the Transfer of) ownership of, directly or indirectly, any Deposited Shares pledged pursuant to a Permitted Financing Transfer, including through a bankruptcy or other operation of law;
(ii)   such Deposited Shares are being Transferred to a CEG Related Person; provided, however, that (x) such Deposited Shares (A) shall be retained by the Trustee in the Voting Trust for the benefit of such CEG Related Person and (B) shall continue to constitute “Deposited Shares” subject to all of the terms, rights, restrictions and obligations set forth in this Agreement applicable to Deposited Shares, (y) such CEG Related Person shall, as a condition to such Transfer, execute and deliver to the Trustee a counterpart of this Agreement or a joinder or other written instrument in form and substance reasonably satisfactory to the Trustee pursuant to which such CEG Related Person agrees to be bound by all of the terms, rights, restrictions and obligations set forth in this Agreement as though it had been originally a party to this Agreement as a beneficiary of such Deposited Shares and (z) all other actions necessary to effectuate the substitution of such CEG Related Person for CEG as the beneficiary of such Deposited Shares under this Agreement and the Voting Trust shall have been taken;
(iii)   in the case of a tender offer made to all holders of the same class or series of securities as any Deposited Shares, CEG elects to tender any or all of such Deposited Shares in accordance with the terms of such tender offer;
(iv)   in the case of an exchange offer made to all holders of the same class or series of securities as any Deposited Shares, CEG elects to tender any or all of such Deposited Shares in accordance with the terms of such exchange offer (provided, that any Voting Securities of the Company received in such exchange offer as consideration for such tendered Deposited Shares shall, upon receipt thereof, (x) be retained by the Trustee in the Voting Trust for the benefit of CEG on the same terms as the Initial Deposited Shares and (y) constitute “Deposited Shares” subject to all of the terms, rights, restrictions and obligations set forth in this Agreement applicable to Deposited Shares);
(v)   CEG delivers to the Company and Clearway LLC an Election of Exchange (as defined in the Exchange Agreement) exercising its right, pursuant to the Exchange Agreement, to surrender Class B units of Clearway LLC (“Class B Units”) to Clearway LLC in exchange for the delivery to CEG of shares of Class C Common Stock (such exchange, a “Specified Exchange”), in which case, (x) simultaneously with the surrender by CEG of such Class B Units, the Trustee shall Transfer to the Company a number of Deposited Shares equal to the number of Class B Units so surrendered, (y) such Deposited Shares shall be subsequently cancelled in accordance with the terms of the Exchange Agreement and (z) the Trustee shall take all reasonable actions, including instructing the Company and its transfer agent, to cause all shares of Class C Common Stock issued in such Specified Exchange to be paid or delivered directly to CEG, in each case as if CEG itself held the Deposited Shares;
(vi)   in the case of any other acquisition of Deposited Shares by the Company or Clearway LLC; or
(vii)   in connection with any Deposited Share Release pursuant to Section 12.
(b)   If the conditions set forth in Section 11(a) are satisfied, CEG may provide a Written Direction and notice in the form attached hereto as Exhibit A (the “Transfer Notice”) to the Trustee certifying the applicable conditions to Transfer that have been satisfied and directing it to Transfer the Deposited Shares, in each case in accordance with the written instructions of CEG contained in the Transfer Notice. The Transfer Notice shall be determinative as to all matters of fact, including whether the conditions to Transfer set forth in Section 11(a) are satisfied, and the Trustee shall be entitled to conclusively rely without investigation on the Transfer Notice and any other written notice, document, instruction or request delivered by CEG with respect to such Transfer that the Trustee reasonably and in good faith believes to be genuine and to have been signed by an authorized representative of CEG set forth on Exhibit B-1 attached hereto, as such exhibit may be updated from time to time (an “Authorized Representative of CEG”). Upon the delivery of a Transfer Notice, the Trustee shall take all actions necessary, and shall deliver all such instructions, instruments and documents as may be required, to promptly (but in no event later than two (2) Business Days following delivery of the Transfer Notice) cause such Transfer of such Deposited Shares in accordance with the written instructions contained in the Transfer Notice and to promptly transfer legal title to such Deposited Shares to the transferee, including, if applicable, by causing such Deposited Shares to be registered in book-entry form in the name of the transferee on the stockholder register of the Company, in each case (other than with respect to a Transfer effected pursuant to Section 11(a)(ii)), free and clear of any legend or other notation referencing the Voting Trust or this Agreement. CEG shall provide the Trustee with appropriate registration instructions for the Transfer of any Deposited Shares. Upon completion of any Transfer of Deposited Shares permitted by this Section 11:
(i)   except as expressly contemplated by the proviso in Section 11(a)(iv) and Section 11(a)(v)(y), the Trustee shall pay promptly the net proceeds from such Transfer to CEG;
(ii)   the Trustee shall promptly notify the Company of such Transfer, if not previously notified;
(iii)   the Trustee shall immediately refrain from exercising any voting rights with respect to such Deposited Shares; and
(iv)   except as set forth in Section 11(a)(ii), such Deposited Shares shall no longer constitute “Deposited Shares” or be subject to any of the terms, rights, restrictions or obligations set forth in this Agreement applicable to Deposited Shares.
(c)   Notwithstanding anything to the contrary set forth in this Agreement, and subject to any other restrictions on transfer applicable to the Deposited Shares contained in the Amended Certificate, the Bylaws, or under applicable securities laws or otherwise, CEG shall not Transfer any Deposited

Shares to any Person to the extent (but solely to the extent) that such Transfer, together with any other Transfers of Voting Securities of the Company by CEG or any CEG Related Person to such Person (but disregarding any other acquisitions of Voting Securities of the Company by such Person) in the same or a related series of transactions, would result in such Person (and any “group,” as that term is used in Rule 13d-3, of which such Person is then a party) being Transferred in such transaction(s) by CEG (including after giving effect to this Section 11) 90% or more of the total voting power of the outstanding Voting Securities of the Company (such number of Voting Securities that would otherwise be so Transferred by CEG equal to the number of Voting Securities representing 90% or more of the total voting power of the outstanding Voting Securities of the Company, the “Excess Voting Securities”) that would permit such Person to effect a merger pursuant to Section 253 of the DGCL; provided, however, that the foregoing restriction on Transfers of Deposited Shares by CEG shall not apply if the applicable transferee either (a) agrees to enter into an agreement substantially on the same terms and conditions as set forth herein with respect to the Excess Voting Securities (substituting the transferee for CEG in respect of such Excess Voting Securities) or (b) otherwise agrees with the Company to not cause a merger of the Company pursuant to Section 253 of the DGCL using and in reliance on the Excess Voting Securities. Any Transfer or attempted Transfer of Deposited Shares in violation of this paragraph (c) shall be void ab initio.
(d)   Notwithstanding anything to the contrary set forth in this Agreement, in connection with any Transfer of Deposited Shares permitted by Section 11 that would otherwise be free and clear of any legend or other notation referencing the Voting Trust, CEG may elect, in its sole and absolute discretion, by prior written notice to the Trustee and the Company, to instead Transfer such Deposited Shares subject to the Voting Trust, in which case, the Trustee and the transferee shall enter into an agreement on substantially the same terms and conditions as set forth herein with respect to such Deposited Shares (substituting the transferee for CEG in respect of such Deposited Shares).
12.   Share Issuances; Deposited Share Release.
(a)   In the event the Company issues one or more shares of Class C Common Stock (other than to CEG or a CEG Related Person) following the Effective Time (each such issuance, a “Specified Share Issuance”), CEG may provide a written notice to the Trustee in the form attached hereto as Exhibit C (each such notice, an “SSI Release Notice”) that (i) advises the Trustee of such Specified Share Issuance and the number of shares of Class C Common Stock issued in such Specified Share Issuance, (ii) directs the Trustee to effect an SSI Deposited Share Release (as defined below) in accordance with this Section 12(a) and (iii) sets forth the calculation of the number of Deposited Shares to be released in accordance with this Section 12(a). The Trustee shall, as soon as reasonably practicable following receipt of an SSI Release Notice, cause Deposited Shares to be released from the Voting Trust to CEG (each such release, an “SSI Deposited Share Release”) in an amount calculated by CEG pursuant to the formula set forth in Exhibit D attached hereto, which calculation is intended to cause the total voting power that CEG holds with respect to the outstanding Voting Securities of the Company as of immediately following such Specified Share Issuance and SSI Deposited Share Release to equal the Hypothetical Baseline Voting Power.
(b)   In the event that, following the Effective Time, the Company issues one or more shares of Voting Securities (other than Class C Common Stock) (other than to CEG or a CEG Related Person), or takes any other corporate action affecting the total voting power of CEG relative to the other stockholders of the Company (each such issuance or corporate action, a “Specified Corporate Action”), CEG may provide a written notice to the Trustee in the form attached hereto as Exhibit C (each such notice, an “SCA Release Notice”) that (i) advises the Trustee of such Specified Corporate Action, (ii) directs the Trustee to effect an SCA Deposited Share Release (as defined below) in accordance with this Section 12(b) and (iii) sets forth the calculation of the number of Deposited Shares to be released in accordance with this Section 12(b). The Trustee shall, as soon as reasonably practicable following receipt of an SCA Release Notice, cause Deposited Shares to be released from the Voting Trust to CEG (each such release, an “SCA Deposited Share Release”) in an amount calculated by CEG that would cause the total voting power that CEG holds with respect to the outstanding Voting Securities of the Company as of immediately following such Specified Corporate Action and SCA Deposited Share Release to equal the Hypothetical Baseline Voting Power.

(c)   In the event that, following the Effective Time, CEG effects a Specified Exchange, CEG may provide a written notice to the Trustee in the form attached hereto as Exhibit C (each such notice, a “Specified Exchange Release Notice”, and together with an SSI Release Notice and SCA Release Notice, each a “Deposited Share Release Notice”) that (i) advises the Trustee of such Specified Exchange, (ii) directs the Trustee to effect a Specified Exchange Deposited Share Release (as defined below) in accordance with this Section 12(c) and (iii) sets forth the calculation of the number of Deposited Shares to be released in accordance with this Section 12(c). The Trustee shall, as soon as reasonably practicable following receipt of a Specified Exchange Release Notice, cause Deposited Shares to be released from the Voting Trust to CEG (each such release, a “Specified Exchange Deposited Share Release”, and together with an SSI Deposited Share Release and SCA Deposited Share Release, each a “Deposited Share Release”) in an amount calculated by CEG that would cause the total voting power that CEG holds with respect to the outstanding Voting Securities of the Company as of immediately following such Specified Exchange and Specified Exchange Deposited Share Release to equal the Hypothetical Baseline Voting Power.
(d)   The Deposited Share Release Notice shall be determinative as to all matters of fact, including with respect to the number of shares of Class C Common Stock or other Voting Securities issued in any Specified Share Issuance or Specified Corporate Action, as applicable, and the calculation of the number of Deposited Shares to be released, and the Trustee shall be entitled to conclusively rely without investigation on the Deposited Share Release Notice and any other written notice, document, instruction or request delivered by CEG with respect to such Deposited Share Release that the Trustee reasonably and in good faith believes to be genuine and to have been signed by an Authorized Representative of CEG. The Trustee shall take all actions necessary, and shall deliver all such instructions, instruments and documents as may be required, to effect any such Deposited Share Release in accordance with the Deposited Share Release Notice and this Section 12 and to promptly transfer legal title to such Deposited Shares to CEG, including, if applicable, by causing such Deposited Shares to be registered in book-entry form in the name of CEG (or its nominee) on the stockholder register of the Company, in each case, free and clear of any legend or other notation referencing the Voting Trust or this Agreement. CEG shall provide the Trustee with appropriate registration instructions necessary for the Trustee to carry out its obligations under the preceding sentence. For the avoidance of doubt, the Trustee shall have no duty or obligation to make any calculations in connection with a Deposited Share Release.
(e)   Upon completion of any Deposited Share Release, any Deposited Shares so released from the Voting Trust shall no longer constitute “Deposited Shares” or be subject to any of the terms, rights, restrictions or obligations set forth in this Agreement applicable to Deposited Shares.
13.   Subscription Rights.   In the event any securities of the Company are offered for subscription to the Trustee in its capacity as holder of Deposited Shares, through options, rights or otherwise, the Trustee shall, as soon as reasonably practicable following its receipt of notice of such offer, deliver a copy thereof to CEG. If the subscription offer consists of Non-Voting Securities of the Company, then CEG shall be entitled to subscribe to such offer directly. If the subscription offer consists of Voting Securities of the Company, then (and without limiting Section 12) (i) upon receipt by the Trustee, on or before the last day fixed by the Company for subscription and payment, of a written request from CEG to subscribe for such securities on its behalf, accompanied by the sum of money required to pay for such securities, the Trustee shall make such subscription and payment subject to the terms and conditions of the subscription offer and (ii) all such Voting Securities issued by the Company in connection with such subscription shall, upon receipt thereof, (x) be retained by the Trustee in the Voting Trust for the benefit of CEG on the same terms as the Initial Deposited Shares and (y) constitute “Deposited Shares” subject to all of the terms, rights, restrictions and obligations set forth in this Agreement applicable to Deposited Shares.
14.   Equitable Adjustments.   The number and type of Deposited Shares, and the formulas set forth in this Agreement and the Exhibits attached hereto, shall be adjusted accordingly to preserve the intent of this Agreement in the event of any (i) subdivision (by any stock split, stock dividend, stock distribution, reclassification, reorganization, recapitalization or otherwise) or (ii) combination (by reverse stock split, reclassification, reorganization, recapitalization or otherwise) of any class or series of Voting Securities of the Company. CEG shall monitor whether any such adjustments to the number or type of Deposited Shares or the formulas set forth in this Agreement may be required and, in the event CEG determines that any such adjustment is necessary, CEG shall notify the Trustee of the required adjustment and, subject to Section 29 and Section 35, provide an amendment to this Agreement addressing any such change.
15.   Compensation of the Trustee.   CEG agrees to pay to the Trustee the fees set forth on Exhibit E attached hereto as compensation for all services rendered by the Trustee under this Agreement. The Trustee shall have the right to incur and pay such reasonable expenses and charges and to employ and pay such agents, attorneys and counsel as it may deem necessary and proper in connection with the performance of the services under this Agreement; provided that, without the prior written approval of CEG, the Trustee shall not incur expenses and charges in excess of $50,000 in the aggregate. CEG shall reimburse any such reasonable, documented expenses or charges incurred by and due to the Trustee, except any expense or charge as may be attributable to the Trustee’s gross negligence or willful misconduct. The provisions of this Section 15 shall survive the termination of this Agreement and the resignation or removal of the Trustee.
16.   Resignation; Removal; Successor Trustee.
(a)   The Trustee (and any Successor Trustee (as defined below)) may at any time resign by notifying CEG in writing of such resignation, which shall take effect 30 days thereafter or upon the earlier acceptance thereof by CEG; provided, that no such resignation shall become effective until a Successor Trustee has been appointed and has accepted such appointment in accordance with this Section 16. CEG may also, at any time upon (i) 30 days’ prior written notice or (ii) the liquidation, dissolution, winding-up, suspension or incapacity of the Trustee, cause the removal and replacement of the Trustee; provided, that no such removal or replacement shall become effective until a Successor Trustee has been appointed and has accepted such appointment in accordance with this Section 16.
(b)   Subject to Section 16(d), upon the resignation, removal, replacement, liquidation, dissolution, winding-up, suspension, incapacity or disqualification (as described below) of any Trustee, CEG shall promptly appoint a successor Trustee at a firm nationally recognized for providing trustee services (a “Successor Trustee”). If no Successor Trustee shall have been appointed and shall have accepted such appointment within 30 days of such resignation, removal, replacement, liquidation, dissolution, winding-up, suspension or incapacity, the Trustee to resign or to be removed or replaced may, at the expense of CEG, petition any court of competent jurisdiction for the appointment of a Successor Trustee.
(c)   If the Trustee: (i) files or has filed against it a petition under any bankruptcy or insolvency law; (ii) makes a general assignment for the benefit of creditors; (iii) has a receiver, interim trustee, or similar officer appointed for substantially all of its assets; or (iv) admits in writing an inability to pay its debts as they become due (each, a “Trustee Insolvency Event”), then, effective immediately upon the occurrence of such Trustee Insolvency Event and without the requirement for any further act by the Trustee or CEG: (A) the Trustee’s fiduciary office shall terminate; and (B) legal title to the Deposited Shares as trust property shall automatically vest in a Successor Trustee, subject only to CEG’s equitable ownership and free of any claim of the Trustee’s estate or creditors, to the fullest extent permitted by 11 U.S.C. § 541(d) and applicable law. The parties intend that, for all purposes under 11 U.S.C. § 541(d) and similar state and/or federal law, the Trustee holds only bare legal title to the Deposited Shares, and the Trustee’s bankruptcy estate shall acquire no equitable interest therein. Without limiting the foregoing, if any court of competent jurisdiction determines that the Trustee’s estate acquired any interest in the Deposited Shares, such interest shall be held in constructive trust for a Successor Trustee and promptly conveyed to the Successor Trustee. Upon any Trustee Insolvency Event, to the extent necessary, the Trustee shall promptly execute and deliver all instruments reasonably requested by a Successor Trustee or CEG, as applicable, to evidence, perfect, or record vesting of legal title to the Deposited Shares in the Successor Trustee, including deeds, assignments, and UCC filings. To ensure effectiveness if the Trustee fails or is unable to act, the Trustee hereby grants CEG an irrevocable power of attorney, coupled-with-an-interest, to execute, acknowledge, and deliver, in the name and stead of the Trustee, any instrument necessary to effect or evidence such transfer or perfection of the Deposited Shares.
(d)   No Person shall be appointed as a Successor Trustee if such Person is CEG or a CEG Related Person. In addition, any Person shall be disqualified from serving as a Trustee effective immediately upon the occurrence of any event causing such Trustee to be a CEG Related Person. Upon the disqualification of the Trustee or any Successor Trustee, such Trustee shall immediately cease to be a Trustee.

(e)   Any Successor Trustee appointed as herein provided shall indicate its acceptance of such appointment by signing a counterpart of this Agreement and upon the filing by the Trustee of such counterpart at the principal business office of the Company, such successor shall be vested with all the rights, powers, duties and immunities herein conferred upon the Trustee as though such successor had been originally a party to this Agreement as a Trustee.
17.   Liability and Indemnification of the Trustee.
(a)   The Trustee shall not be liable for any act or omission as Trustee hereunder taken or omitted in good faith and without gross negligence or willful misconduct, including acting upon any signature, instrument, notice, resolution, request, consent, order or certificate or other written documentation reasonably and in good faith believed by the Trustee to be genuine and signed by the proper party or parties thereto. The Trustee shall not be responsible for any act or omission by any predecessor or successor Trustee.
(b)   CEG shall indemnify, defend and hold harmless the Trustee and its Affiliates and their respective directors, officers, employees and agents (collectively, the “Indemnified Parties”) from and against all costs, charges, losses, liabilities, actions, suits, damages and expenses (including reasonable attorneys’ fees and attorneys’ fees and expenses incurred in connection with enforcement of its rights hereunder) and disbursements (collectively, “Losses”) incurred by the Indemnified Parties relating to or arising from (i) the administration of this Voting Trust in accordance with this Agreement, (ii) the exercise of any power conferred upon the Trustee by this Agreement or (iii) CEG’s failure to perform any of its obligations under this Agreement, in each case, except to the extent any such Losses arise out of or result from an Indemnified Party’s gross negligence or willful misconduct.
(c)   The provisions of this Section 17 shall survive the termination of this Agreement or the resignation, removal or replacement of the Trustee.
18.   Other Provisions Concerning Trustee.
(a)   Records.   The Trustee shall cause proper records to be kept of the assets of the Voting Trust, all receipts and disbursements of the Voting Trust, and other records necessary and appropriate for the administration of the Voting Trust.
(b)   Communications with CEG.   The Trustee shall promptly transmit all communications that it may receive in respect of Deposited Shares held in the Voting Trust to CEG.
(c)   CEG’s Right to Inspection.   CEG may inspect the books and records of the Voting Trust for any proper purpose upon at least five (5) Business Days prior notice and at reasonable times during business hours.
(d)   The Trustee agrees to perform its duties under this Agreement for the benefit of CEG and in the best interests of the Voting Trust, but only upon the express terms of this Agreement or at the Written Direction of CEG or the Company. To the fullest extent permitted by law, neither the Trustee nor any of its officers, directors, employees, agents or Affiliates shall have any implied duties (including fiduciary duties) or liabilities otherwise existing at law or in equity with respect to the Voting Trust, which implied duties (including fiduciary duties) and liabilities are hereby eliminated. To the extent that the Trustee has any duties (including fiduciary duties) and liabilities at law or in equity, such duties and liabilities are hereby eliminated and replaced with the express duties and obligations set forth herein. For the avoidance of doubt, the Trustee shall not be required to cast any vote or deliver any written consent with respect to the Deposited Shares except in accordance with Section 6. Every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 18(d).
(e)   In connection with any action that the Trustee is authorized or required to take pursuant to this Agreement, the Trustee shall not be liable for anything done, suffered or omitted to be done in good faith by, or in accordance with the written opinion or the advice of, counsel, accountants or other skilled Persons obtained pursuant to the terms of this Agreement.

(f)   The Trustee shall not be liable for any error of judgment made in good faith (unless such error of judgment constitutes gross negligence or willful misconduct) made by any officer or employee of the Trustee.
(g)   No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder if the Trustee shall have reasonable grounds for believing that repayment of such funds or satisfactory indemnity against such risk or liability is not reasonably assured or provided to it.
(h)   The Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the form, character, genuineness, sufficiency, value or validity of the Deposited Shares, other than the signature of the Trustee on this Agreement and the Trustee shall in no event assume or incur any liability, duty or obligation to CEG other than as expressly provided for herein.
(i)   The Trustee shall (1) not be liable for any action, inaction, default or misconduct of CEG or any other Person with respect to the Voting Trust or the Deposited Shares, (2) have no duty to supervise CEG or any other Person not appointed by the Trustee and shall have no liability for the failure of CEG or any other Person to perform its obligations or duties under this Agreement or with respect to the Deposited Shares, and (3) have no obligation or liability to perform the obligations of CEG under this Agreement or the obligations of any other Person that are required to be performed by other Persons, including, without limitation, under this Agreement or with respect to the Deposited Shares.
(j)   Except as expressly provided herein, in accepting the trust hereby created the Trustee is acting solely as trustee hereunder and not in its individual capacity, and all Persons having any claim against the Trustee by reason of the transactions contemplated by this Agreement shall look only to the Voting Trust’s property for payment or satisfaction thereof, except, in the case of any claim made against the Trustee for any act or omission taken or omitted as Trustee hereunder, to the extent any such claim arises out of or results from the Trustee’s gross negligence or willful misconduct.
(k)   The Trustee shall not be under any obligation to exercise any of the rights or powers vested in it by this Agreement or any Deposited Shares, or to institute, conduct or defend any litigation under this Agreement or with respect to any Deposited Shares, or otherwise in relation to this Agreement or any Deposited Shares, at the request, order or direction of CEG or any other Person unless CEG or such Person has offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that may be incurred by the Trustee in connection therewith. The right of the Trustee to perform any discretionary or permissive act enumerated in this Agreement or with respect to the Deposited Shares shall not be construed as a duty, and the Trustee shall not be answerable in the performance of any such act, other than for its gross negligence or willful misconduct.
(l)   The Trustee shall have no liability for any indirect, incidental, consequential, punitive or special damages (including, without limitation, lost profits) or acts or omissions of any nominee, correspondent, clearing agency or securities depository through which it holds the Voting Trust’s assets or securities of any form incurred by any Person, whether or not foreseeable and regardless of the form or type of action in which such claim may be brought, with respect to the Voting Trust, the Trustee’s performance under this Agreement or its role as Trustee or otherwise.
(m)   All funds deposited with the Trustee hereunder may be held in a non-interest-bearing trust account and the Trustee shall not be liable for any interest thereon.
(n)   The delivery of any reports, information or other documents to the Trustee hereunder and the existence of any publicly available information does not constitute notice and the Trustee shall not be deemed to have actual or constructive knowledge of any information contained therein or determinable from information contained therein unless and until the Trustee has received written notice thereof in accordance with this Agreement.
(o)   It shall be CEG’s duty and responsibility, and not the Trustee’s duty or responsibility, to cause the Voting Trust to comply with, respond to, defend, participate in or otherwise act in connection with any regulatory, administrative, governmental, investigative or other proceeding, obligation or inquiry relating in any way to the Voting Trust, its assets or this Agreement.

(p)   The Trustee shall not be required to provide, on its own behalf, any surety bond or other kind of security in connection with the execution of any of its trusts or powers under this Agreement or any other document or the performance of its duties hereunder.
(q)   The Trustee shall not have any responsibility for filing any financing statement, continuation statement or amendment, or to otherwise perfect or maintain the perfection of any security interest or lien granted by the Voting Trust hereunder or under any other agreement (provided, that, for the avoidance of doubt, the Trustee shall, upon CEG’s reasonable request, execute and deliver any such financing statement, continuation statement or amendment or other documents reasonably necessary to perfect or maintain the perfection of any such security interest or lien), preparing or filing any licensing, qualification to do business, Securities and Exchange Commission or other regulatory body or other filing for the Voting Trust, to record this Agreement, or to monitor or enforce the satisfaction of any regulatory requirements applicable to the Voting Trust or its assets.
(r)   The Trustee may conclusively rely upon the truth of statements made and correctness of any certificates, notices or direction furnished to the Trustee conforming to the requirements of this Agreement.
(s)   The Trustee shall not have any obligation or duty to supervise or monitor the performance of any other Person and shall have no liability for the failure of any other Person to perform its obligations or duties under this Agreement or otherwise.
(t)   The Trustee shall not be under any obligation to exercise any of the rights or powers under this Agreement, or to institute, conduct or defend any litigation under this Agreement, at the request, order or direction of CEG unless CEG has offered to the Trustee (as such and in its individual capacity) security or indemnity satisfactory to it in its sole discretion against the costs (including any costs incurred by the Trustee in the enforcement of such indemnity right), expenses and liabilities that may be incurred by it (as such and in its individual capacity) therein or thereby.
(u)   The Trustee shall not be deemed to have knowledge or notice of any fact or information unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of such fact or event is received by a Responsible Officer and such notice references that the fact or event has occurred.
(v)   In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder to the extent such failure or delay arises out of or is caused by, directly or indirectly, events, circumstances or forces beyond its control, including nationalization, expropriation, currency restrictions, the interruption, disruption or suspension of normal procedures and practices of any securities market, power, mechanical, communications or other technological failures or interruptions, computer viruses or the like, loss or malfunctions of utilities, communications or computer (software and hardware) services, fires, floods, earthquakes or other natural disasters, civil or military disturbance, acts of war or terrorism, riots, revolutions, acts of God, pandemics or epidemics, government-mandated closures, work stoppages, strikes, accidents, national disasters of any kind, nuclear or natural catastrophes, or other similar events or acts, errors by any other party hereto (including CEG) in its instructions to the Trustee, the failure or delay of any party hereto to fulfill its duties or obligations pursuant hereto, or changes in applicable law, regulations or orders (each, a “Force Majeure Event”); provided, however, that (i) the Trustee shall promptly notify CEG in writing of the occurrence of any Force Majeure Event that prevents or delays the Trustee’s performance of any of its obligations hereunder, (ii) the Trustee shall use reasonable efforts that are consistent with accepted practices in the banking industry to mitigate the effects of such Force Majeure Event and to resume performance of its obligations hereunder as soon as practicable under the circumstances and (iii) the Trustee’s obligations shall be suspended only for so long as the Force Majeure Event continues to prevent or delay the Trustee’s performance of such obligations. In the event a Force Majeure Event prevents or delays the Trustee’s performance of any of its obligations for a continuous period of more than sixty (60) days, CEG shall have the right, upon written notice to the Trustee, to cause the removal and replacement of the Trustee; provided, that no such removal or replacement shall become effective until a Successor Trustee has been appointed and has accepted such appointment in accordance with Section 16.

(w)   The Trustee shall have no duty to inquire into, investigate or take any action to determine whether any act (including any default, event of default or breach of representation or warranty) has in fact occurred, and shall have no duty to make any determination as to the materiality or effect of any fact, matter or event (including any default, event of default or breach of representation or warranty), which duty shall be the responsibility of CEG.
(x)   The Trustee shall be entitled to conclusively rely on, and shall incur no liability to anyone in acting in good faith upon, any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably and in good faith believed by it to be genuine and to have been signed by the proper party or parties. The Trustee need not investigate any fact or matter stated in any such document, including verifying the correctness of any numbers or calculations. The Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Trustee, for any action taken or omitted to be taken by it in good faith in reliance thereon.
(y)   Notwithstanding anything contained herein to the contrary, the Trustee shall not be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (1) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action by the Trustee in respect of any state or other governmental authority or agency of any jurisdiction other than Delaware, (2) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware becoming payable by the Trustee, or (3) subject the Trustee to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the Trustee contemplated hereby. The Trustee shall be entitled to obtain advice of nationally recognized counsel (which reasonable and documented out-of-pocket fees of counsel shall be an expense of CEG) to determine whether any action required to be taken pursuant to this Agreement results in the consequences described in clauses (1), (2) and (3) of the preceding sentence. In the event that said counsel advises the Trustee that such action will result in such consequences, CEG shall appoint an additional trustee to proceed with such action.
(z)   Any direction to be provided to the Trustee by CEG with respect to the Deposited Shares shall be provided by CEG (or an Authorized Representative of CEG) in accordance with this Agreement. If the Deposited Shares are Transferred by CEG, the Trustee shall have no obligation to take direction from any other Person with respect to such Deposited Shares; provided, that, to the extent any such Deposited Shares have been Transferred to a CEG Related Person in accordance with Section 11(a)(ii), the Trustee shall take direction with respect to such Deposited Shares from such CEG Related Person (or its authorized representative) in accordance with this Agreement.
(aa)   If any conflict, disagreement or dispute arises between, among or involving any of the parties hereto concerning the meaning or validity of any provision hereunder or concerning any other matter relating to this Agreement, or the Trustee is in doubt as to the action to be taken hereunder, the Trustee may, at its option, after sending written notice of the same to CEG, refuse to act until such time as it (a) receives a final non-appealable order of a court of competent jurisdiction directing delivery of the Deposited Shares or (b) receives a written instruction, executed by each of the parties involved in such disagreement or dispute, in a form reasonably acceptable to the Trustee, directing delivery of the Deposited Shares. The Trustee will be entitled to act on any such written instruction or final, non-appealable order of a court of competent jurisdiction without further question, inquiry or consent. The Trustee may file an interpleader action in a state or federal court, and upon the filing thereof, the Trustee will be relieved of all liability as to the Deposited Shares and will be entitled to recover reasonable and documented out-of-pocket attorneys’ fees, expenses and other costs incurred in commencing and maintaining any such interpleader action.

19.   Tax Matters.   The Voting Trust shall be treated as either (i) a grantor trust under subpart E, part I of subchapter J of the Internal Revenue Code of 1986, as amended, or (ii) a custodial arrangement that is not an entity recognized for U.S. federal tax purposes, and the provisions of this Agreement shall be interpreted in a manner consistent with such treatment. The Trustee shall have no duty or obligation with respect to the classification of the Voting Trust for tax matters or for the preparation or filing of any tax or information returns with respect to the Voting Trust.
20.   Further Action.   The parties hereto shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.
21.   Rounding of Shares.   Unless otherwise expressly provided herein, any reference to a number of shares in this Agreement or any Exhibit attached hereto that would result in a fractional share shall be rounded to the nearest whole share (with one-half (0.5) rounded up).
22.   Binding Effect.   This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators and permitted successors and assigns.
23.   Assignment.   Neither party may assign this Agreement without the prior written consent of the other party, except that (i) CEG may assign its rights and obligations with respect to any Deposited Shares Transferred to a CEG Related Person in accordance with Section 11(a)(ii) and (ii) the Trustee may assign its rights and obligations to a Successor Trustee in accordance with Section 16.
24.   Entire Agreement.   This Agreement (including the Exhibits hereto) constitutes the entire agreement, and supersedes all prior and contemporaneous agreements and understandings, oral and written, among the parties hereto with respect to the subject matter hereof.
25.   Severability.   If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
26.   Waiver.   No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
27.   Counterparts.   This Agreement may be executed and delivered in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document. Copies of executed counterparts transmitted by e-mail delivery of a “.pdf” format data file or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 27.
28.   Notices.   Any notice, instruction or other communication that may be given under this Agreement shall be in writing and be deemed given when delivered by hand, by nationally recognized overnight courier or by e-mail or, if mailed, one day after mailing by registered or certified mail, return receipt requested, to the respective parties at the following addresses (or at such other address as any of them may by similar notice designate):
(a)
if to CEG, to:

Clearway Energy Group LLC
100 California Street, Suite 650
San Francisco, California 94111

Attention: General Counsel
E-mail: legal@clearwayenergy.com
with a copy (which shall not constitute notice) to:
Clearway Energy, Inc.
300 Carnegie Center, Suite 300
Princeton, New Jersey 08540
Attention: General Counsel
E-mail: OGC@clearwayenergy.com
(b)
if to the Trustee, to:

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: Corporate Trust Administration — CEG Voting Trust
E-mail: [        ]
The Trustee shall send to CEG a copy of all notices, announcements, proxies and other communications furnished to it by the Company with respect to the Deposited Shares.
29.   Amendments.   This Agreement may be amended or modified by a written instrument executed by CEG and the Trustee; provided, that the prior written consent of the Company shall be required for any such amendment that would reasonably be expected to cause the Company to violate the NYSE Voting Rights Policy. The parties hereto acknowledge and agree that the Company and the Secured Parties are intended third-party beneficiaries of, and shall be entitled to enforce, the proviso in the immediately preceding sentence and shall be entitled to enforce Section 35.
30.   Governing Law; Jurisdiction.   This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware without giving effect to conflicts of laws (whether of the State of Delaware or any other jurisdiction). Each party hereto irrevocably and unconditionally submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, if such court declines jurisdiction, the United States District Court for the District of Delaware), in each case, sitting in the city of Wilmington, Delaware, and appellate courts thereof, for any actions, suits or proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The parties hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter may have to personal jurisdiction or to the laying of venue of any such action suit or proceeding brought in any such court, and such parties agree not to plead or claim the same, and agree that service of process upon such party in any such action, suit or proceeding shall be effective if notice is given in accordance with Section 28.
31.   Waiver of Jury Trial.   EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
32.   Specific Performance.   The parties hereto acknowledge and agree that irreparable damage would occur and that the parties would not have any adequate remedy at law if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the performance of the terms and provisions hereof, without proof of actual damages (and each party hereby waives any requirement for the security or posting of any bond in connection with such remedy), this being in addition to any other remedy to which such party is entitled at law or in equity. The parties further agree not to assert that a remedy of specific enforcement is an unenforceable, invalid, contrary to applicable law or inequitable remedy for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy for any such breach or that any party hereto otherwise has an adequate remedy at law.

33.   Third-Party Beneficiaries.   This Agreement shall inure solely to the benefit of each party hereto and, except as set forth in Section 29, is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder; provided, however, that the parties hereto acknowledge and agree that the Company is an intended third-party beneficiary of, and shall be entitled to enforce, Section 11(c) and any provisions hereof the enforcement of which would be reasonably necessary to ensure compliance by the Company with the NYSE Voting Rights Policy, as if it were a party hereto (for the avoidance of doubt, subject to the terms hereof).
34.   Relationship of Parties.   The Voting Trust created by this Agreement is established as a trust under Delaware law and is not intended to be, and shall not be deemed to be, and shall not be treated, as a general partnership, limited partnership, joint venture, corporation or joint stock company or association. The relationship of CEG to the Trustee shall be solely that of stockholder and beneficiary of the Voting Trust created by this Agreement and their rights shall be limited to those conferred upon it by this Agreement.
35.   Security Agreement.   This Agreement is subject to the terms and provisions of the Security Agreement. In the event of a conflict between the terms hereof and the terms of the Security Agreement, the terms of the Security Agreement shall govern and control; provided, however, that with respect to any conflict relating to the Trustee’s duties, obligations, liabilities or indemnities hereunder, the terms of this Agreement shall govern and control.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.
CLEARWAY ENERGY GROUP LLC
By:

Name: Craig Cornelius
Title: President and Chief Executive Officer
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Trustee
By:

Name:
Title:

EXHIBIT A
Form of Transfer Notice
[Date]
[Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: Corporate Trust Administration — CEG Voting Trust]
Re: Transfer Notice pursuant to Voting Trust Agreement dated as of [           ], 2026
Ladies and Gentlemen:
Reference is made to the Voting Trust Agreement, dated as of [       ], 2026 (the “Agreement”), by and between Clearway Energy Group LLC, a Delaware limited liability company (“CEG”), and Wilmington Trust, National Association, a national banking association, as voting trustee thereunder (the “Trustee”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. This notice constitutes a Transfer Notice pursuant to Section 11(b) of the Agreement.
I.   Transfer Details
CEG hereby directs the Trustee to Transfer the following Deposited Shares in accordance with the Agreement:
Number of Deposited Shares to be Transferred:	[ ] shares of [Class B Common Stock]
Transferee Name:
Transferee Address:
Transfer Date:
II.   Certification of Applicable Transfer Condition
CEG hereby certifies that the following condition(s) to Transfer set forth in Section 11(a) of the Agreement have been satisfied (check all that apply):
☐
Section 11(a)(i)(x): The Deposited Shares are being Transferred in a bona fide transaction to a Person that is not a CEG Related Person.

☐
Section 11(a)(i)(y): The Deposited Shares are being Transferred in a Permitted Financing Transfer.

☐
Section 11(a)(i)(z): The Deposited Shares are being Transferred pursuant to a foreclosure or other process as a result of which a lender or agent in respect of a Permitted Financing Transfer is taking or Transferring title to, or otherwise acquiring (or effecting the Transfer of) ownership of, directly or indirectly, such Deposited Shares pledged pursuant to a Permitted Financing Transfer, including through a bankruptcy or other operation of law.

☐
Section 11(a)(ii): The Deposited Shares are being Transferred to a CEG Related Person.2

2
In connection with such Transfer, (A) the Deposited Shares shall be retained by the Trustee in the Voting Trust for the benefit of such CEG Related Person and shall continue to constitute “Deposited Shares” subject to all terms of the Agreement, (B) such CEG Related Person shall execute and deliver to the Trustee a counterpart of the Agreement or a joinder or other written instrument in form and substance reasonably satisfactory to the Trustee pursuant to which such CEG Related Person agrees to be bound by all of the terms of the Agreement as though it had been originally a party thereto as a beneficiary of such Deposited Shares, and (C) all other actions necessary to effectuate the substitution of such CEG Related Person for CEG as the beneficiary of such Deposited Shares under the Agreement and the Voting Trust shall have been taken.

☐
Section 11(a)(iii): The Deposited Shares are being tendered pursuant to a tender offer made to all holders of the same class or series of securities as such Deposited Shares, and CEG has elected to tender such Deposited Shares in accordance with the terms of such tender offer.

☐
Section 11(a)(iv): The Deposited Shares are being tendered pursuant to an exchange offer made to all holders of the same class or series of securities as such Deposited Shares, and CEG has elected to tender such Deposited Shares in accordance with the terms of such exchange offer.

☐
Section 11(a)(v): CEG has delivered to the Company and Clearway LLC an Election of Exchange (as defined in the Exchange Agreement) exercising its right, pursuant to the Exchange Agreement, to effect a Specified Exchange.

☐
Section 11(a)(vi): The Deposited Shares are being acquired by [the Company][Clearway LLC].

III.   Registration and Transfer Instructions
CEG hereby instructs the Trustee to take all actions necessary, and to deliver all such instructions, instruments and documents as may be required, to promptly (but in no event later than two (2) Business Days following delivery of this Transfer Notice) cause the Transfer of the Deposited Shares identified herein in accordance with the following written instructions and to promptly transfer legal title to the Deposited Shares to the transferee, including, if applicable, by causing the Deposited Shares to be registered in book-entry form in the name of the transferee on the stockholder register of the Company, in each case (other than with respect to a Transfer effected pursuant to Section 11(a)(ii) of the Agreement), free and clear of any legend or other notation referencing the Voting Trust or the Agreement.
Name for Registration:
Address:
Tax Identification Number:
Contact Person:
Contact Telephone:
Contact Email:
Special Instructions (if any):
IV.   Acknowledgments
CEG acknowledges that this Transfer Notice shall be determinative as to all matters of fact, including whether the conditions to Transfer set forth in Section 11(a) of the Agreement are satisfied, and the Trustee shall be entitled to conclusively rely without investigation on this Transfer Notice and any other written notice, document, instruction or request delivered by CEG with respect to the Transfer that the Trustee reasonably and in good faith believes to be genuine and to have been signed by an Authorized Representative of CEG.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Transfer Notice to be executed and delivered by an Authorized Representative of CEG as of the date first written above.
CLEARWAY ENERGY GROUP LLC
By:

Name:
Title:

EXHIBIT B-1
CERTIFICATE AS TO AUTHORIZED SIGNATURES OF CEG
CEG hereby designates each of the following persons as an Authorized Representative of CEG for purposes of the Voting Trust Agreement, dated as of [      ], 2026 (the “Agreement”), by and between Clearway Energy Group, LLC, a Delaware limited liability company (“CEG”), and Wilmington Trust, National Association, a national banking association, as voting trustee thereunder (the “Trustee”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. CEG confirms that the title, contact information and specimen signature of each such person as set forth below is true and correct. Each such Authorized Representative of CEG is authorized to initiate and approve transactions of all types for the trust account established under the Agreement to which this Exhibit B-1 is attached, on behalf of CEG.
Name (print):
Specimen Signature:
Title:
Telephone Number (required): If more than one, list all	Office: Cell: Home: Other:
E-mail (required): If more than one, list all	Email 1: Email 2:
Facsimile:
Name (print):
Specimen Signature:
Title:
Telephone Number (required): If more than one, list all	Office: Cell: Home: Other:
E-mail (required): If more than one, list all	Email 1: Email 2:
Facsimile:
Name (print):
Specimen Signature:
Title:
Telephone Number (required): If more than one, list all	Office: Cell: Home: Other:
E-mail (required): If more than one, list all	Email 1: Email 2:
Facsimile:

COMPLETE BELOW TO UPDATE EXHIBIT B-1
If CEG wishes to change the names or details of any of the Authorized Representatives of CEG, CEG must complete, sign and send to Trustee an updated copy of this Exhibit B-1 with such changes. Any updated Exhibit B-1 shall be effective once signed by CEG and Trustee and shall entirely supersede and replace any prior Exhibit B-1 attached to the Agreement or submitted to Trustee.
CLEARWAY ENERGY GROUP LLC
By:

Name: Craig Cornelius
Title: President and Chief Executive Officer

WILMINGTON TRUST, NATIONAL ASSOCIATION
By:

Name:
Title:
Date:

Internal Use Only:
☐
Updated details of Authorized Representatives completed in full

☐
Signed by a representative of CEG per relevant board resolutions/certificate of incumbency on file (if relevant).

☐
Call-back performed to CEG to confirm authenticity of updated Exhibit B-1:

Person Called:             Date of Call:             Time of Call:        am/pm
Reviewed by (name):          Signature:           Date:

EXHIBIT B-2
CERTIFICATE AS TO AUTHORIZED SIGNATURES OF THE COMPANY
Clearway Energy, Inc., a Delaware corporation (the “Company”), hereby designates each of the following persons as an Authorized Representative of the Company for purposes of the Voting Trust Agreement, dated as of [      ], 2026 (the “Agreement”), by and between Clearway Energy Group, LLC, a Delaware limited liability company (“CEG”), and Wilmington Trust, National Association, a national banking association, as voting trustee thereunder (the “Trustee”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. The Company confirms that the title, contact information and specimen signature of each such person as set forth below is true and correct. Each such Authorized Representative of the Company is authorized to provide Written Direction to the Trustee in accordance with the Agreement to which this Exhibit B-2 is attached, on behalf of the Company.
Name (print):
Specimen Signature:
Title:
Telephone Number (required): If more than one, list all	Office: Cell: Home: Other:
E-mail (required): If more than one, list all	Email 1: Email 2:
Facsimile:
Name (print):
Specimen Signature:
Title:
Telephone Number (required): If more than one, list all	Office: Cell: Home: Other:
E-mail (required): If more than one, list all	Email 1: Email 2:
Facsimile:
Name (print):
Specimen Signature:
Title:
Telephone Number (required): If more than one, list all	Office: Cell: Home: Other:
E-mail (required): If more than one, list all	Email 1: Email 2:
Facsimile:

COMPLETE BELOW TO UPDATE EXHIBIT B-2
If the Company wishes to change the names or details of any of the Authorized Representatives of the Company, the Company must complete, sign and send to Trustee an updated copy of this Exhibit B-2 with such changes. Any updated Exhibit B-2 shall be effective once signed by the Company and Trustee and shall entirely supersede and replace any prior Exhibit B-2 attached to the Agreement or submitted to Trustee.
CLEARWAY ENERGY, INC.
By:

Name: Craig Cornelius
Title: President and Chief Executive Officer

WILMINGTON TRUST, NATIONAL ASSOCIATION
By:

Name:
Title:
Date:

Internal Use Only:
☐
Updated details of Authorized Representatives completed in full

☐
Signed by a representative of the Company per relevant board resolutions/certificate of incumbency on file (if relevant).

☐
Call-back performed to the Company to confirm authenticity of updated Exhibit B-2:

Person Called:             Date of Call:        Time of Call:        am/pm
Reviewed by (name):    Signature: Date:

EXHIBIT B-3
Form of Written Direction
[Form to be provided by CEG or the Company, provided that any alternative form contain substantially all information in the table below]
Example for reference purposes only:
[date]
Wilmington Trust, National Association
[Corporate Client Services
1100 N. Market Street
Wilmington, DE 19890]
Attention: [name]
Re: Trust Account No.: [##], [trust account name]
Ladies and Gentlemen:
Reference is made to the Voting Trust Agreement, dated as of [       ], 2026 (the “Agreement”), between Clearway Energy Group LLC, a Delaware limited liability company (“CEG”), and Wilmington Trust, National Association, a national banking association (“WTNA”), as voting trustee thereunder (the “Trustee”). Capitalized terms defined in the Agreement shall have the same meanings when used herein. This letter is a Written Direction referred to in Section [      ] of the Agreement.
[Clearway Energy, Inc. hereby instructs the Trustee to vote the Deposited Shares in accordance with the following proportion as the votes cast by all holders of Voting Securities of the Company entitled to vote thereon:]
[CEG hereby instructs the Trustee to transfer the Deposited Shares in the amounts, and to the account(s), as follows:

Amount:
Beneficiary Bank Name:
Beneficiary Bank Address Line 1:
Beneficiary Bank Address Line 2:
Beneficiary Bank Address Line 3:
ABA#:
SWIFT#:
Beneficiary Account Title:
Beneficiary Account No./IBAN:
Beneficiary Address Line 1:
Beneficiary Address Line 2:
Beneficiary Address Line 3:
Additional Information:
[Clearway Energy, Inc.][Clearway Energy Group LLC]
By:

Name:
Title:
Date:

1.1.   Delivery and Authentication of Written Direction.
(a)   The Written Direction must include the name and signature of the person delivering the disbursement request to the Trustee. The Trustee will check that the name and signature of the person identified on the Written Direction appears to be the same as the name and signature of an Authorized Representative of such party. Upon receipt of the Written Direction and verification of signature as set forth in Section 1.1(a) above, the Trustee shall follow internal policies and procedures for confirming the validity or authenticity of funds transfer instructions, which may include a telephone call to an Authorized Representative of the party purporting to deliver the Written Direction (which Authorized Representative may be the same as the Authorized Representative who delivered the Written Direction) at any telephone number for such Authorized Representative as set forth on Exhibit B-1 or Exhibit B-2 to obtain oral confirmation of delivery of the Written Direction.
(b)   Each party acknowledges and agrees that given its particular circumstances, including the nature of its business, the size, type and frequency of its instructions, transactions and files, internal procedures and systems, the alternative security procedures offered by the Trustee and the security procedures in general use by other customers and banks similarly situated, the security procedures set forth in this Section 1.1 are a commercially reasonable method of verifying the authenticity of a payment order in a Written Direction.
(c)   The Trustee is authorized to execute, and each party expressly agrees to be bound by any payment order in a Written Direction issued in its name (and associated funds transfer) (i) that is accepted by the Trustee in accordance with the security procedures set forth in this Section 1.1, whether or not authorized by such party and/or (ii) that is authorized by or on behalf of such party or for which such party is otherwise bound under the law of agency, whether or not the security procedures set forth in this Section 1.1 were followed, and to debit the Trust Account for the amount of the payment order. Notwithstanding anything else, the Trustee shall be deemed to have acted in good faith and without gross negligence or willful misconduct if the Trustee is authorized to execute the payment order under this Section 1.1. Any action taken by the Trustee pursuant to this Section 1.1 prior to the Trustee’s actual receipt and acknowledgement of a notice of revocation, cancellation or amendment of a Written Direction shall not be affected by such notice of revocation, cancellation or amendment of a Written Direction.
(d)   The security procedures set forth in this Section 1.1 are intended to verify the authenticity of payment orders provided to the Trustee and are not designed to, and do not, detect errors in the transmission or content of any payment order. The Trustee is not responsible for detecting an error in the payment order, regardless of whether either party believes the error was apparent.
(e)   When instructed to credit or pay a party by both name and a unique numeric or alpha-numeric identifier (e.g. ABA number or account number), the Trustee, and any other banks participating in the funds transfer, may rely solely on the unique identifier, even if it identifies a party different than the party named. Each party agrees to be bound by the rules of any funds transfer network used in connection with any payment order accepted by the Trustee hereunder.
(f)   The Trustee shall not be obliged to make any payment requested under this Agreement if it is unable to validate the authenticity of the request by the security procedures set forth in this Section 1.1. The Trustee’s inability to confirm a payment order may result in a delay or failure to act on that payment order. Notwithstanding anything else in this Agreement, the Trustee shall not be required to treat a payment order as having been received until the Trustee has authenticated it pursuant to the security procedures in this Section 1.1 and shall not be liable or responsible for any losses arising in relation to such delay or failure to act.

EXHIBIT C
Form of Deposited Share Release Notice
[Date]
[Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: Corporate Trust Administration — CEG Voting Trust]
Re: Deposited Share Release Notice pursuant to Voting Trust Agreement dated as of [           ], 2026
Ladies and Gentlemen:
Reference is made to the Voting Trust Agreement, dated as of [       ], 2026 (the “Agreement”), by and between Clearway Energy Group LLC, a Delaware limited liability company (“CEG”), and Wilmington Trust, National Association, a national banking association, as voting trustee thereunder (the “Trustee”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. This notice constitutes [an SSI Release Notice][an SCA Release Notice][a Specified Exchange Release Notice] pursuant to Section 12[(a)][(b)][(c)] of the Agreement.
I.   Description of Triggering Event
[If an SSI Release Notice:]
CEG hereby advises the Trustee that the Company has issued shares of Class C Common Stock (other than to CEG or a CEG Related Person) as follows:
Date of Specified Share Issuance:
Number of shares of Class C Common Stock issued:
Description of Specified Share Issuance:
[If an SCA Release Notice:]
CEG hereby advises the Trustee that the Company has [issued shares of Voting Securities (other than Class C Common Stock) (other than to CEG or a CEG Related Person)][taken a corporate action affecting the total voting power of CEG relative to the other stockholders of the Company], as follows:
Date of Specified Corporate Action:
Description of Specified Corporate Action:
Number and class of Voting Securities issued (if applicable):
[If a Specified Exchange Release Notice:]
CEG hereby advises the Trustee that CEG has effected a Specified Exchange pursuant to the Exchange Agreement, as follows:
Date of Specified Exchange:
Number of Class B Units surrendered by CEG:
Number of shares of Class C Common Stock to be delivered to CEG:

II.   Direction to Effect Deposited Share Release
CEG hereby directs the Trustee to effect the applicable Deposited Share Release in accordance with Section 12 of the Agreement. Set forth below is the number of Deposited Shares to be released to CEG, which number has been calculated by CEG in accordance with Section 12[(a)][(b)][(c)] of the Agreement:
Class of Deposited Shares to be released:	[Class B Common Stock]
Number of Deposited Shares to be released:
III.   Registration Instructions
CEG hereby instructs the Trustee to take all actions necessary, and to deliver all such instructions, instruments and documents as may be required, to effect the Deposited Share Release in accordance with this Deposited Share Release Notice and Section 12 of the Agreement, including causing the Deposited Shares to be released to be registered in book-entry form in the name of CEG (or its nominee) on the stockholder register of the Company, free and clear of any legend or other notation referencing the Voting Trust or the Agreement, as follows:
Name for Registration:	[Clearway Energy Group LLC]
Address:
Tax Identification Number:
Contact Person:
Contact Telephone:
Contact Email:
Special Instructions (if any):
IV.   Acknowledgments
CEG acknowledges that (i) this Deposited Share Release Notice shall be determinative as to all matters of fact, including with respect to the calculation of the number of Deposited Shares to be released, (ii) the Trustee shall be entitled to conclusively rely without investigation on this Deposited Share Release Notice and any other written notice, document, instruction or request delivered by CEG with respect to such Deposited Share Release that the Trustee reasonably and in good faith believes to be genuine and to have been signed by an Authorized Representative of CEG and (iii) the Trustee shall have no duty or obligation to make any calculations in connection with the Deposited Share Release contemplated by this Deposited Share Release Notice.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Deposited Share Release Notice to be executed and delivered by an Authorized Representative of CEG as of the date first written above.
CLEARWAY ENERGY GROUP LLC
By:

Name:
Title:

EXHIBIT D
SSI Deposited Share Releases
The aggregate number of Deposited Shares, if any, to be released from the Voting Trust to CEG in connection with all SSI Deposited Share Releases shall equal the number of shares calculated from the following formula, a worked example of which is attached hereto as Annex A:
Aggregate Number of Deposited Shares Released	=	(0.0099 x (B + (0.01 x D))) x A x I (A + (0.01 x C)) x ((A + (0.01* C)) + 0.01* I)
where:
“I” is the aggregate number of shares of Class C Common Stock issued in Specified Share Issuances;
“A” is the number of shares of Class A Common Stock outstanding as of immediately prior to the Effective Time;
“B” is the number of shares of Class B Common Stock outstanding as of immediately prior to the Effective Time;
“C” is the number of shares of Class C Common Stock outstanding as of immediately prior to the Effective Time; and
“D” is the number of shares of Class D Common Stock outstanding as of immediately prior to the Effective Time.
For the avoidance of doubt, the number of Deposited Shares to be released from the Voting Trust to CEG in connection with any given SSI Deposited Share Release shall equal (i) the number of shares calculated pursuant to the foregoing formula, minus (ii) the aggregate number of shares released from the Voting Trust to CEG in connection with all prior SSI Deposited Share Releases.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V88415-P48531 ! ! ! For All Withhold All For All Except CLEARWAY ENERGY, INC. To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. CLEARWAY ENERGY, INC. C/O OFFICE OF GENERAL COUNSEL 300 CARNEGIE CENTER SUITE 300 PRINCETON, NJ 08540 1. Election of Directors 2. To approve, on a non-binding advisory basis, Clearway Energy, Inc.’s executive compensation. 3. To ratify the appointment of PricewaterhouseCoopers LLP as Clearway Energy, Inc.’s independent registered public accounting firm for the 2026 fiscal year. Nominees: The Board of Directors recommends you vote FOR the following: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. The Board of Directors recommends you vote FOR proposals 2, 3 and 4: 01) Nathaniel Anschuetz 02) Jonathan Bram 03) Craig Cornelius 04) Brian R. Ford 05) Paige Goodwin 06) Olivier Jouny 07) Jennifer Lowry 08) Bruce MacLennan 09) Daniel B. More 10) E. Stanley O’Neal 11) Marc-Antoine Pignon NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 4. To approve a Second Amended and Restated Certificate of Incorporation of Clearway Energy, Inc. (the “Amended Charter”) that would (i) provide that each share of Class A common stock, par value $0.01 per share (“Class A common stock”), will be convertible into one share of Class C common stock, par value $0.01 per share, (ii) provide that such conversion (the “Class A Conversion”) will occur automatically at 12:01 A.M. (Eastern Time) on the second business day following the filing of the Amended Charter, (iii) provide that, from and after the Class A Conversion, Clearway Energy, Inc. will not have authority to issue or reissue Class A common stock and certain provisions relating to the Class A common stock will have no further force or effect, (iv) reduce the number of authorized shares of Class A common stock to 34,613,853 and (v) update certain other historical matters. ! ! ! ! ! ! ! ! ! For Against Abstain VOTE BY INTERNET Before The Meeting — Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on April 28, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting — Go to www.virtualshareholdermeeting.com/CWEN2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on April 28, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting, Proxy Statement and Annual Report for the year ended December 31, 2025 are available at www.proxyvote.com. V88416-P48531 CLEARWAY ENERGY, INC. ANNUAL MEETING OF STOCKHOLDERS April 29, 2026 9:00 A.M. (Eastern Time) Virtual via live webcast on the Internet at www.virtualshareholdermeeting.com/CWEN2026 This Proxy Voting Instruction Card is Solicited on Behalf of the Board of Directors of Clearway Energy, Inc. for the 2026 Annual Meeting of Stockholders. The undersigned hereby constitutes and appoints Craig Cornelius and Kevin P. Malcarney, and each of them, attorneys and proxies with full power of substitution, to represent the undersigned and to vote all shares of Class A common stock, $0.01 par value, Class B common stock, $0.01 par value, Class C common stock, $0.01 par value and Class D common stock, $0.01 par value, of Clearway Energy, Inc. (the “Company”), that the undersigned would be entitled to vote through virtual attendance at the 2026 Annual Meeting of Stockholders of the Company, to be held on April 29, 2026, at 9:00 A.M. (Eastern Time) online at www.virtualshareholdermeeting.com/CWEN2026, and at any adjournments or postponements thereof (the “Meeting”), as herein specified and in such proxyholder’s discretion upon any other matters that may properly come before the Meeting including, without limitation, to vote on the election of such substitute nominees as such proxies may select in the event nominee(s) named on their card become(s) unable to serve as director. By granting this proxy, the undersigned hereby revokes any proxy previously granted by the undersigned. THIS PROXY WILL BE VOTED AS DIRECTED. IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED UNDER PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3 AND “FOR” PROPOSAL 4. Continued and to be signed on reverse side